[TURNER GROWTH LOGO OMITTED]


                                 ANNUAL REPORT
                               SEPTEMBER 30, 2000


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                           Turner Midcap Growth Fund
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                          Turner Small Cap Growth Fund
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                          Turner Micro Cap Growth Fund
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                               Turner Top 20 Fund
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                             Turner Technology Fund
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                           Turner B2B E-Commerce Fund
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                     Turner Wireless & Communications Fund
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                           Turner Global Top 40 Fund
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                        Turner Select Growth Equity Fund
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                     Turner Short Duration Government Funds
                              - One Year Portfolio
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                     Turner Short Duration Government Funds
                             - Three Year Portfolio
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                   Turner Core High Quality Fixed Income Fund
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                                 [LOGO OMITTED]

       CONTENTS


  1    Total returns of Turner Funds

  2    Letter to Shareholders

  4    Investment review:
       Turner Midcap Growth Fund

  6    Investment review:
       Turner Small Cap Growth Fund

  8    Investment review:
       Turner Micro Cap Growth Fund

 10    Investment review:
       Turner Top 20 Fund

 12    Investment review:
       Turner Technology Fund

 14    Investment review:
       Turner B2B E-Commerce Fund

 16    Investment review:
       Turner Wireless & Communications Fund

 18    Investment review:
       Turner Global Top 40 Fund

 20    Investment review:
       Turner Select Growth Equity Fund

 22    Investment review:
       Turner Short Duration Government
       Funds-One Year Portfolio

 24    Investment review:
       Turner Short Duration Government
       Funds-Three Year Portfolio

 26    Investment review:
       Turner Core High Quality Fixed
       Income Fund

 28    Financial Statements

 66    Notes to Financial Statements

 71    Report of Independent Auditors

 72    Notice to Shareholders



TURNER FUNDS
The Turner Funds, Portfolios of the TIP Funds offer a series of twelve no-load mutual funds to individual and institutional investors. The minimum initial investment in a Turner Fund, with the exception of the Turner Select Growth Equity Fund, for regular accounts is $2,500 and $2,000 for individual retirement accounts. The minimum amount for subsequent investments is $50. The minimum initial investment in the Turner Select Growth Equity Fund is $1 million and the minimum subsequent investment is $10,000.

Turner Investment Partners, Inc., based in Berwyn, Pennsylvania, serves as the investment adviser to the Turner Funds. The firm, founded in 1990, invests more than $12 billion in equity, fixed-income, and balanced portfolios on behalf of individuals and institutions.


SHAREHOLDER SERVICES
Turner Funds shareholders receive annual and semiannual reports and monthly account statements. Shareholders who have questions about their accounts may call a toll-free telephone number, 1-800-224-6312. Or they may write to Turner Funds, Box 219805, Kansas City, Missouri 64121-9805.

PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------


TOTAL RETURNS OF TURNER FUNDS*
Through September 30, 2000
                                                                                                     (Annualized)   Total
                                                Three       Year        One         Three      Five     Since       Assets
                                                Month       To Date     Year        Year       Year    inception    ($mil)
EQUITY
---------------------------------------------------------------------------------------------------------------------------
TURNER MIDCAP GROWTH FUND                       13.63%      27.63%      97.35%      54.35%      n/a      51.64%     $1,204
Russell Midcap Growth Index                      2.52%      14.98%      60.37%      25.87%      n/a      26.80%
INCEPTION DATE: 10/1/96
---------------------------------------------------------------------------------------------------------------------------
TURNER SMALL CAP GROWTH FUND                    -2.78%       7.95%      56.07%      27.32%    29.69%     30.66%       $529
Russell 2000 Growth Index                       -3.97%      -2.80%      29.66%       8.93%    12.42%     12.61%
INCEPTION DATE: 2/7/94
---------------------------------------------------------------------------------------------------------------------------
TURNER MICRO CAP GROWTH FUND                     7.19%      42.39%     129.02%        n/a       n/a      83.61%       $187
Russell 2000 Growth Index                       -3.97%      -2.80%      29.66%        n/a       n/a      11.04%
INCEPTION DATE: 3/1/98
---------------------------------------------------------------------------------------------------------------------------
TURNER TOP 20 FUND                              -5.75%      24.57%      98.58%        n/a       n/a     126.27%       $247
S&P 500 Index                                   -0.97%      -1.39%      13.29%        n/a       n/a       4.93%
INCEPTION DATE: 6/30/99
---------------------------------------------------------------------------------------------------------------------------
TURNER TECHNOLOGY FUND                           0.49%      35.76%     149.35%        n/a       n/a     172.50%       $169
Pacific Stock Exchange Technology 100 Index     -5.67%       6.89%      65.57%        n/a       n/a      55.08%
INCEPTION DATE: 6/30/99
---------------------------------------------------------------------------------------------------------------------------
TURNER B2B E-COMMERCE FUND                      25.20%        n/a         n/a         n/a       n/a      25.20%**      $14
Pacific Stock Exchange Technology 100 Index     -5.67%        n/a         n/a         n/a       n/a      -5.67%**
INCEPTION DATE: 6/30/00
---------------------------------------------------------------------------------------------------------------------------
TURNER WIRELESS &
COMMUNICATIONS FUND                             18.20%        n/a         n/a         n/a       n/a      18.20%**      $24
Pacific Stock Exchange Technology 100 Index     -5.67%        n/a         n/a         n/a       n/a      -5.67%**
INCEPTION DATE: 6/30/00
---------------------------------------------------------------------------------------------------------------------------
TURNER GLOBAL TOP 40 FUND                       -6.30%        n/a         n/a         n/a       n/a      -6.30%**      $12
MSCI World Index                                -5.26%        n/a         n/a         n/a       n/a      -5.26%**
INCEPTION DATE: 6/30/00
---------------------------------------------------------------------------------------------------------------------------
TURNER SELECT GROWTH EQUITY FUND                -1.90%        n/a         n/a         n/a       n/a      -1.90%**       $5
Russell Top 200 Growth Index                    -6.96%        n/a         n/a         n/a       n/a      -6.96%**
Inception Date: 6/14/00
---------------------------------------------------------------------------------------------------------------------------

FIXED INCOME
---------------------------------------------------------------------------------------------------------------------------
TURNER SHORT DURATION GOVERNMENT
FUNDS-ONE YEAR PORTFOLIO (CLASS I)               1.72%       5.01%       6.34%      5.96%      6.22%      6.12%        $30
Merrill Lynch 3 Month US T-Bill Index            1.51%       4.48%       5.78%      5.28%      5.34%      5.31%
INCEPTION DATE: 3/1/94
---------------------------------------------------------------------------------------------------------------------------
TURNER SHORT DURATION GOVERNMENT
Funds-Three Year Portfolio (Class I)             2.07%       5.43%       6.00%      5.63%      6.00%      6.01%        $42
Lehman Brothers 1-3 Yr. US Gov. Bond Index       2.20%       5.26%       5.84%      5.64%      5.89%      5.77%
INCEPTION DATE: 3/1/94
---------------------------------------------------------------------------------------------------------------------------
TURNER CORE HIGH QUALITY FIXED
INCOME FUND                                      2.69%       7.37%       6.97%        n/a       n/a       5.93%        $14
Lehman Brothers Aggregate Bond Index             3.02%       7.12%       6.99%        n/a       n/a       6.12%
Inception Date: 6/30/99
---------------------------------------------------------------------------------------------------------------------------

**Past performance is no guarantee of future results.
** Returns are cumulative.
For the one year ended 9/30/00 Lipper Inc. ranked the Turner Short Duration Government Funds-Three Year Portfolio 16 out
of 91 Short-Intermediate U.S. Government Funds, the Turner Midcap Growth Fund 28 out of 414 Multi Cap Growth Funds and the
Turner Core High Quality Fixed Income Fund 32 out of 176 Corporate Debt Funds A Rated Funds.
SOURCE: LIPPER ANALYTICAL SERVICES.
SEI Investments Distribution Co., Oaks, PA acts as distributor of the Turner Funds. The performance data quoted represents past performance and the principal value and investment return will fluctuate so that an investors' shares, when redeemed, may be worth more or less than their original cost. Investing in technology and science stocks and small capitalization companies may subject the Funds to specific inherent risks, including above-average price fluctuations, the risk of investing in a concentrated portfolio, and a limited number of securities. The Funds may invest in Initial Public Offerings (IPOs). IPOs and other investments may magnify the performance impact on a fund with a small asset base. The Fund may not experience similar performance as the assets grow. There is no guarantee any of the Funds will have the same access to the type of IPOs that contributed to it's performance last year, nor that any IPO will perform as well as last year's IPO. In addition to the normal risks associated with equity investing, investments that are narrowly focused or that are in small companies typically exhibit higher volatility due to severe competition and rapid obsolescence. International investments may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Due to market volatility performance may be lower. This information must be preceded or accompanied by a current prospectus for the Turner Funds. Investors should read the prospectus carefully before investing.


                                             TURNER FUNDS 2000 ANNUAL REPORT | 1

LETTER TO SHAREHOLDERS



TO OUR SHAREHOLDERS


Another fiscal year has passed, and as we try to tell the story of the Turner Funds' performance, we draw both comfort and perspective from an observation by Oliver Wendell Holmes, Sr. in 1891:

"What if one does say the same things -- of course in a little different form each time -- over and over? If he has anything to say worth saying, that is just what he ought to do."

For our part, we think we do have something worth saying: once again the Turner Funds by and large generated strong investment performance for you, our shareholders, in the 12-month period ending September 30, 2000. Specifically, seven of our eight stock and bond funds that have been in existence for more than one year outperformed their benchmarks (see table, page 1). And three of our four new stock funds that were introduced in June of this year got off to strong starts as well, outperforming their benchmarks since inception. In short, ours is becoming a familiar story, but an exceedingly satisfying one to tell -- satisfying because we take pains to do our best for shareholders. And be assured that we are not in the least tired of repeating it.

Our consistently good investment performance is reflected in the Lipper Inc. rankings of our funds versus their peers. Six of the Turner Funds with track records of at least one year ranked no lower than the top 18th percentile in the Lipper ratings for the past 12 months (see table, page 1); the Lipper rankings are based on total-return data. In fact, three of our funds -- the Turner Top 20 Fund in the Multi-Cap Core Funds category, the Turner Micro Cap Growth Fund in the Small-Cap Growth Funds category, and the Turner Technology Fund in the Science & Technology Funds category -- ranked in the first percentile, a remarkable showing for any single fund family in a business as fiercely competitive and crowded as ours. Turner Top 20 ranked second out of 372 peers, Turner Micro Cap Growth was first among 242 competitors, and Turner Technology placed second in a field of 135.

In general our stock funds benefited from a favorable market for growth stocks and, in our estimation, on good stock selection and adroit trading. Except for our four new funds, a large chunk of their gains came early in the period. In the fourth quarter of 1999, the stock market rebounded like a golf ball off a cart path. For instance, after an especially bleak stretch in early October, the S&P 500 Index bounced back dramatically to finish the quarter with a 14.88% gain. Growth stocks, as represented by the Russell 1000 Growth Index, benefited handsomely from that year-end surge, soaring 25.14%. Altogether, over the entire 12 months, the Russell 1000 Growth Index rose 23.43%, while the Russell 1000 Value Index climbed just 8.91%. In comparison, the returns of our stock funds in existence during that entire time ranged from 149.35% (the Turner Technology
Fund) to 56.07% (the Turner Small Cap Growth Fund).

Technology stocks (which represented the largest weightings in our stock funds) contributed the most to our performance. Why were we so heavily weighted in tech stocks? The reason is simple: tech stocks are becoming a bigger part of the target indexes of our funds. For instance, the tech sector now accounts for more than 30% of the market capitalization of the S&P 500 Index, up from 8% in 1989. (A brief explanation: our holdings in each of the 10 market sectors are either "sector neutral" or "sector diversified," meaning that their sector weightings closely resemble those of the indexes. It's been our experience that such a strategy makes sense because the performance advantage in the market can shift swiftly from sector to sector: today's mutt of a sector can be tomorrow's purebred.) Since we keep the sector weightings of our stock funds close to those of the indexes, when a sector like technology grows, we follow suit.

In our judgment, our active trading practices -- trading in all of our funds exceeded an annualized 200% rate over the past 12 months -- helped us to nail down extra return in a market in which some stocks gained or lost half their value in a matter of days. Market volatility was unprecedented. For instance, in the past 12 months, the S&P 500 moved up or down at least 2% on more than 20% of its trading days. In contrast, before the 1990s, the S&P 500 moved that sharply just 3% of the time. To cope with such volatility, we found that it paid to be able to build or eliminate a position quickly.

We think that, despite recent weakness, the tech sector is poised to once again lead the market in coming months. In our analysis, many tech stocks' valuations have become more reasonable and the fears that capital spending on technology will decline next year are largely unwarranted. Our funds remain deeply invested in tech stocks, so they are well-positioned to exploit any such rally, in our estimation. We expect no letup in market volatility over the next 12 months. And we look forward to potentially rewarding trading opportunities resulting from that volatility and to a continuation of the bull market.




2  | TURNER FUNDS 2000 ANNUAL REPORT

During the past 12 months, our bond funds enhanced their admirable long-term record. A particularly worthy performer has been the Turner Short Duration Government Funds-Three Year Portfolio, which in Lipper's Short-Intermediate U.S. Government Funds classification ranked in the 17th percentile for the past one year, or 16th out of 91 peers. Also, in August both that fund and the Turner Short Duration Government Funds-One Year Portfolio were awarded AAAf credit-quality and S1 volatility ratings by Standard & Poor's. The AAAf rating reflects that both funds' holdings provide the highest protection against losses from credit defaults, and the S1 rating recognizes that they have demonstrated sensitivity to changing market conditions.

All of our bond funds profited from substantial holdings in Treasury and mortgage-backed securities, which outperformed (the result of a reduced Treasury supply and an investor flight to the safety of government and quasi-government bonds); an underweighting in corporate securities, which underperformed (due to a growing concern that a slowing economy will foster a deterioration in corporate credit quality); and a high average credit quality (high quality did better than low). Altogether, signs of moderating economic growth were a tonic for the bond market and our bond funds. For the 12-month period, all three of our bond funds returned 6% or more -- returns competitive with those of large-cap value stocks.

Going forward, our bond funds continue to emphasize Treasuries, inflation-indexed Treasuries, and mortgages, which have good return potential, in our analysis. We are avoiding corporate securities, in the belief that corporate credit quality will indeed worsen and lead to a depreciation in corporate-bond prices. We are keeping the average credit quality of our funds high; in our judgment, most lower-quality bonds don't offer enough extra yield as compensation for their extra risk.

In closing, we thank you for keeping faith with us, and we thank the members of our investment team whose individual and collective efforts have contributed so much to our performance record. As always, we remain committed to our mission of delivering superior investment returns and service to you. And as always, we welcome your questions or comments.



/s/BOB TURNER

Bob Turner
CHAIRMAN AND CHIEF INVESTMENT OFFICER
TURNER INVESTMENT PARTNERS, INC.



[PHOTO OMITTED]

BOB TURNER


                                             TURNER FUNDS 2000 ANNUAL REPORT | 3

INVESTMENT REVIEW



TURNER MIDCAP GROWTH FUND


TOTAL RETURN
YEAR ENDING SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
TURNER MIDCAP GROWTH FUND                          97.35%
Lipper Multi-Cap Growth Funds Average              53.43
Russell Midcap Growth Index                        60.37
--------------------------------------------------------------------------------

During the 12 months ended September 30, 2000, the Turner Midcap Growth Fund continued to deliver outstanding performance, with a total return of 97.35%. Once again, it significantly outpaced its benchmark, the Russell Midcap Growth Index, which produced a total return of 60.37%.

At fiscal year end, the portfolio's price-earnings ratio remained at a relatively conservative level of 79.1, indicating that this performance was not achieved through excessive risk.

Technology, which represents the largest portion of the portfolio, continued to account for much of the Fund's gains. Healthcare issues, particularly in the emerging biotechnology sector, were also excellent performers. The energy sector, where we owned a number of key service providers, benefited from rising oil prices. The only weak member of the group was utilities and communications, where increased competition and declining investor enthusiasm dampened results.

The Midcap Growth Fund continues to invest in well-capitalized companies that enjoy dominant market positions and strong track records for innovation. Among the best-performing issues in the portfolio during the past year were e-commerce facilitator Commerce One; financial services leader Providian Financial; biotechnology innovators Medimmune, Millennium Pharmaceuticals, and PE Biosystems; and technology leaders Applied Micro Circuits, Ariba Incorporated, Brocade Communications Systems, and Extreme Networks.

Looking ahead, we must again caution investors that the near-doubling of a Fund's value cannot be expected on a perennial basis. However, we believe that the Midcap Growth Fund remains in a "sweet spot" of the overall economy, where strong, agile, and innovative companies are taking the steps required to become even stronger.


GROWTH OF A $10,000 INVESTMENT IN THE TURNER MIDCAP GROWTH FUND:
OCTOBER 31, 1996-SEPTEMBER 30, 2000 *

[LINE CHART OMITTED]

PLOT POINTS FOLLOWS:

             TURNER MID CAP GROWTH           RUSSELL MID CAP GROWTH INDEX
10/31/96            10,000                             10,000
sep 97              14,248                             13,117
sep 98              14,425                             11,887
sep 99              26,552                             16,309
sep 00              52,401                             26,155


* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Midcap Growth Fund is October 1, 1996.


-----------------------------------------------------
ANNUALIZED TOTAL RETURNS
Periods ending September 30, 2000
-----------------------------------------------------
PAST ONE YEAR     PAST THREE YEARS   SINCE INCEPTION
97.35%            54.35%             51.64%
-----------------------------------------------------

4  | TURNER FUNDS 2000 ANNUAL REPORT

TURNER MIDCAP GROWTH FUND




--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner Midcap Growth Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks with market capitalizations between $1 billion and $10 billion at the time of purchase that Turner believes offer strong earnings growth potential. The Fund's economic-sector weightings approximate the sector weightings of the Russell Midcap Growth Index.

--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2000

[]  Ticker symbol TMGFX
[]  CUSIP #900297409
[]  Top 10 holdings
   (1)  Palm
   (2)  Applied Micro Circuits
   (3)  Brocade Communications System
   (4)  Ariba
   (5)  Extreme Networks
   (6)  PE Biosystems Group
   (7)  Redback Networks
   (8)  Medimmune
   (9)  Vitesse Semiconductor
   (10) Commerce One
[] % in 10 largest holdings 20.6%
[] Number of holdings 113
[] Price/earnings ratio 79.1
[] Weighted average market capitalization $10.8 billion
[] % of holdings with positive earnings surprises 74.1%
[] % of holdings with negative earnings surprises 5.3%
[] Net assets $1,204 billion


[FUND PROFILE BOX OMITTED]


--------------------------------------------------------------------------------
Sector weightings:
resemble Russell Midcap Growth Index


[BAR CHART OMITTED]

PLOT POINTS FOLLOWS:

3.0% Utilities/communication

2.0% Autos/transportation

5.5% Energy

0.7% Materials/processing

4.9% Producer durables

6.9% Financial services

1.6% Consumer staples

11.1% Consumer discretionary/services

17.7% Health care

43.0% Technology


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS

[PHOTO OMITTED]
CHRISTOPHER K. MCHUGH has served as the lead product manager of the Midcap Growth Fund since its inception in 1996. Chris joined Turner when it was founded in 1990 and previously held a position as performance specialist at Provident Capital Management. He earned a bachelor's degree at the Philadelphia College of Textiles and Science and an MBA degree at St. Joseph's University.

[PHOTO OMITTED]
WILLIAM C. MCVAIL serves as a comanager of the Midcap Growth Fund. Before joining Turner in 1998, Bill was a portfolio manager at PNC Equity Advisors. A Chartered Financial Analyst, Bill received a bachelor's degree from Vassar College.

[PHOTO OMITTED]
ROBERT E. TURNER, founder, chairman, and chief investment officer of Turner Investment Partners, serves as a comanager of the Midcap Growth Fund. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.


                                             Turner funds 2000 annual Report | 5

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER SMALL CAP GROWTH FUND


YEAR ENDING SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
TURNER SMALL CAP GROWTH FUND                       56.07%
Lipper Mid-Cap Growth Funds Average                63.89
Russell 2000 Growth Index                          29.66
--------------------------------------------------------------------------------

During the year ended September 30, 2000, the Turner Small Cap Growth Fund once again performed extremely well, delivering a total return of 56.07%. This performance was nearly double that of the Fund's benchmark, the Russell 2000 Growth Index, which returned 29.66%.

The small cap sector remained an area of both promise and volatility during fiscal 2000. For the first two quarters of the year, small cap stocks produced spectacular results, riding the crest of Internet-related euphoria. During the rest of the year, however, a strong dose of reality took hold, and investors moved into sectors that offered greater certainty -- and real profits.

Prudent stock selection and broad diversification helped the Turner Small Cap Growth Fund avoid the worst of the mid-year declines, and allowed the portfolio to hold on to a large portion of its earlier gains.

Top performers in the portfolio for the year included financial services providers Henry & Associates and Metris Companies; healthcare providers AmeriSource, Caremark Rx, Techne Corporation, and Titan Pharmaceuticals; and technology leaders Anaren Microwave, Manugistics, MMC Networks, Nuance Communications, and Tollgrade Communications. The weakest sectors were consumer discretionary, materials processing, producer durables, and utilities and communications.

Looking ahead, we believe that the small-cap arena remains ripe with opportunity, as emerging companies continue to develop exciting new products and services at a rapid pace. And with the Internet "bubble" now a thing of the past, the market appears to have returned to a climate of more rational expectations.

We will continue to employ a rigorous, hands-on approach to identifying companies that have disciplined business models, in the conviction that innovative ideas are only half of the formula for small-cap success.



GROWTH OF A $10,000 INVESTMENT IN THE TURNER SMALL CAP GROWTH FUND:
FEBRUARY 28, 1994-SEPTEMBER 30, 2000 *

[LINE GRAPH OMITTED]

PLOT POINTS FOLLOWS:

                        TURNER SMALL CAP GROWTH                      RUSSELL 2000 GROWTH INDEX
2/28/94                         10,000                                       10,000
sep 94                          10,303                                        9,618
sep 95                          15,812                                       12,328
sep 96                          24,103                                       13,881
sep 97                          28,114                                       17,123
sep 98                          23,362                                       12,872
sep 99                          37,179                                       17,072
Sep 00                          58,025                                       22,135

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Small Cap Growth Fund is February 7, 1994. Returns are calculated from the first full month following the fund's inception date.


-------------------------------------------------
ANNUALIZED TOTAL RETURNS
Periods ending September 30, 2000
-------------------------------------------------

PAST ONE      PAST THREE   PAST FIVE    SINCE
YEAR          YEARS        YEARS        INCEPTION
56.07%        27.32%       29.69%       30.66%
-------------------------------------------------

6  | Turner funds 2000 annual Report

--------------------------------------------------------------------------------

Turner Small Cap Growth Fund

--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner Small Cap Growth Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks with market capitalizations at the time of purchase not exceeding $2 billion that Turner believes offer strong earnings growth potential. The Fund's economic-sector weightings approximate the sector weightings of the Russell 2000 Growth Index.

The Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the Fund's returns are attributable to its investment in IPOs, which have a magnified impact due to the Fund's relatively small asset base. There is no guarantee that as the Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2000

[]  Ticker symbol TSCEX
[]  CUSIP #900297300
[]  Top 10 holdings
   (1)  Anaren Microwave
   (2)  Alpharma, Cl A
   (3)  NETIQ
   (4)  Metris
   (5)  Click Commerce
   (6)  Natural Microsystems
   (7)  Manugistics Group
   (8)  Laboratory Corporation of
        America Holdings
   (9)  Avocent
   (10) Tollgrade Communications
[] % in 10 largest holdings 12.7%
[] Number of holdings 153
[] Price/earnings ratio 41.1
[] Weighted average market capitalization $1.7 billion
[] % of holdings with positive earnings surprises 66.0%
[] % of holdings with negative earnings surprises 2.5%
[] Net assets $529 million


[FUND PROFILE BOX OMITTED]


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:
resemble Russell 2000 Growth Index


[BAR CHART OMITTED]

PLOT POINTS FOLLOWS:

4.1% Utilities/communication

4.0% Materials/processing

6.2% Producer durables

7.2% Financial services

0.9% Autos/transportation

5.3% Energy

1.2% Consumer staples

15.6% Consumer discretionary/services

20.3% Health care

34.0% Technology


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS

[PHOTO OMITTED]
William C. McVail serves as the lead product manager of the Small Cap Growth Fund. Before joining Turner in 1998, Bill was a portfolio manager at PNC Equity Advisors. A Chartered Financial Analyst, Bill received a bachelor's degree from Vassar College.

[PHOTO OMITTED]
Frank L. Sustersic serves as a comanager of the Small Cap Growth Fund. A Chartered Financial Analyst, Frank joined Turner in 1994. Previously he was an investment officer and fund manager with First Fidelity Bank Corporation. He holds a bachelor's degree from the University of Pennsylvania.

[PHOTO OMITTED]
Christopher K. McHugh serves as a comanager of the Small Cap Growth Fund. Chris joined Turner when it was founded in 1990 and previously held a position as performance specialist at Provident Capital Management. He earned a bachelor's degree at the Philadelphia College of Textiles and Science and an MBA degree at St. Joseph's University.


                                             Turner funds 2000 annual Report | 7

--------------------------------------------------------------------------------
INVESTMENT REVIEW



TURNER MICRO CAP GROWTH FUND


TOTAL RETURN
YEAR ENDING SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
TURNER MICRO CAP GROWTH FUND                      129.02%
Lipper Small-Cap Growth Funds Average              56.56
Russell 2000 Growth Index                          29.66
--------------------------------------------------------------------------------

If any investors could have viewed last year's returns of 113.46% as disappointing, perhaps they will find the results of fiscal year 2000 to be more palatable. For the 12-month period ended September 30, 2000, the Turner Micro Cap Growth Fund produced a total return of 129.02% -- again trouncing the Russell 2000 Growth Index, which reported an annual return of 29.66%.

The lion's share of the Fund's gains occurred during the first six months of the fiscal year, when micro cap stocks benefited in part from the general lift of technology/ internet mania. However, the Fund's ability to produce positive results during an otherwise negative second half demonstrated the importance of effective stock selection.

Positive results were achieved in all major sectors of the portfolio. Among the Fund's best performers were fashion retailer Christopher & Banks Corp and drug delivery specialist CIMA Labs -- both of which grew more than threefold over the course of the year; contract pharmacy specialist Accredo Health Inc.; medical laboratory operator Dianon Systems; hospital operator Province Healthcare; industrial component manufacturer Shaw Group; electronics wholesaler Jaco Electronics; instrument maker Measurement Specialties; electronics designer DDi Corporation; and networking specialist Floware Wireless Systems.

Looking ahead, it is once again important to point out that triple-digit performance is unlikely to continue. That said, we continue to find micro-cap companies of exceptional promise in a wide range of sectors. And we believe that our approach and process in identifying the best of these companies will continue to offer outstanding opportunities to those investors with long-term time horizons.



GROWTH OF A $10,000 INVESTMENT IN THE TURNER MICRO CAP GROWTH FUND:
FEBRUARY 28, 1998-SEPTEMBER 30, 2000 *

[LINE GRAPH OMITTED

PLOT POINTS FOLLOWS:


                  TURNER              RUSSELL 2000
                 MICRO CAP              GROWTH
                  GROWTH                 INDEX
2/98              10,000                10,000
9/98               9,882                 7,625
9/99              21,093                10,113
9/00              48,308                13,113


* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Micro Cap Growth Fund is March 1, 1998.

-------------------------------------------
ANNUALIZED TOTAL RETURNS
Periods ending September 30, 2000
-------------------------------------------
PAST ONE YEAR              SINCE INCEPTION
129.02%                    83.61%
-------------------------------------------

8  | Turner funds 2000 annual Report

--------------------------------------------------------------------------------

TURNER MICRO CAP GROWTH FUND

--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner Micro Cap Growth Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks that, in Turner's opinion, have strong earnings growth potential and market capitalizations not exceeding $500 million at the time of purchase. The Fund's economic-sector weightings stay within a range that's not more than 50% above or below the sector weightings of the Russell 2000 Growth Index.

The Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the Fund's returns are attributable to its investment in IPOs, which have a magnified impact due to the Fund's relatively small asset base. There is no guarantee that as the Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.


--------------------------------------------------------------------------------
FUND PROFILE
September 30, 2000

[]  Ticker symbol TMCGX
[]  CUSIP #872524301
[]  Top 10 holdings
    (1)  Advanced Paradigm
    (2)  Shaw Group
    (3)  Biosource International
    (4)  Christopher & Banks
    (5)  Accredo Health
    (6)  Ultimate Electronics
    (7)  InFocus
    (8)  Maverick Tube
    (9)  DDI
    (10) Matrix Pharmaceuticals
[]  % in 10 largest holdings 24.6%
[]  Number of holdings 106
[]  Price/earnings ratio 27.2
[]  Weighted average market capitalization $570 million
[]  % of holdings with positive earnings surprises 47.0%
[]  % of holdings with negative earnings surprises 4.1%
[]  Net assets $187 million


[FUND PROFILE BOX OMITTED]


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:
resemble Russell 2000 Growth Index

[BAR CHART OMITTED]

PLOT POINTS FOLLOWS:

1.9% Utilities/communication

7.6% Materials/processing

8.9% Producer durables

2.2% Financial services

2.0% Autos/transportation

3.6% Energy

18.6% Consumer discretionary/services

29.2% Health care

21.2% Technology






--------------------------------------------------------------------------------
PORTFOLIO MANAGERS

[PHOTO OMITTED]
Frank L. Sustersic has served as the lead product manager of the Micro Cap Growth Fund since its inception in 1998. A Chartered Financial Analyst, Frank joined Turner in 1994. Previously he was an investment officer and fund manager with First Fidelity Bank Corporation. He holds a bachelor's degree from the University of Pennsylvania.

[PHOTO OMITTED]
William C. McVail serves as the comanager of the Micro Cap Growth Fund. Before joining Turner in 1998, Bill was a portfolio manager at PNC Equity Advisors. A Chartered Financial Analyst, Bill received a bachelor's degree from Vassar College.


[PHOTO OMITTED]
Christopher J. Perry serves as the comanager of the Micro Cap Growth Fund. Chris joined Turner in 1998 after serving as a research analyst at the Pennsylvania Merchant Group. A Chartered Financial Analyst, he earned a bachelor's degree at Villanova University and an MBA degree at Drexel University.


                                             Turner funds 2000 annual Report | 9

INVESTMENT REVIEW
--------------------------------------------------------------------------------

TURNER TOP 20 FUND


YEAR ENDING SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

TURNER TOP 20 FUND                                 98.58%
Lipper Multi-Cap Core Funds Average                21.58
S&P 500 Index                                      13.29
--------------------------------------------------------------------------------

The fiscal year ended September 30, 2000 was another outstanding one for the Turner Top 20 Fund. For the period, the Fund recorded a total return of 98.58%, more than quadrupling the performance of its benchmark, the S&P 500 Index, which produced a return of 13.29%.

There is no way around it: this is a stock-picker's fund. And we are proud of the choices that resulted in our performance during the year just past.

In particular, we benefited from strong returns from such key holdings as supply chain management software creator i2 Technologies and storage management specialist Veritas Software. In addition, our selections in the computer networking sector delivered excellent gains, most notably Applied Micro Circuits, Broadcom, Brocade Communications Systems, and Juniper Networks.

Looking ahead, we believe that a highly focused strategy remains very attractive for those investors who seek the very best of the best in the technology area. And while we recognize that this strategy also entails an above-average level of risk, we seek to manage that risk through old-fashioned diligence in our all-important stock selection process.


GROWTH OF A $10,000 INVESTMENT IN THE TURNER TOP 20 FUND:
JUNE 30, 1999-SEPTEMBER 30, 2000 *

[LINE CHART OMITTED]

PLOT POINTS FOLLOWS:

               TURNER            S&P 500
               TOP 20             INDEX
6/30/99        10,000            10,000
9/99           13,990             9,375
9/00           27,728            10,620

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Top 20 Fund is June 30, 1999.


--------------------------------------------
Annualized total returns
Periods ending September 30, 2000
--------------------------------------------
Past one year              Since inception
98.58%                     126.27%
--------------------------------------------

10  | Turner funds 2000 annual Report

--------------------------------------------------------------------------------

TURNER TOP 20 FUND

--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner Top 20 Fund seeks capital appreciation. It invests in common stock and other equity securities of companies, regardless of their market capitalization, that Turner believes have strong earnings potential. The Fund will contain a total of 15-25 stocks representing Turner's favorite investment ideas.


--------------------------------------------------------------------------------
FUND PROFILE
September 30, 2000

[]  Ticker symbol TTOPX
[]  CUSIP #87252R862
[]  Top 10 holdings
   (1)  Cisco Systems
   (2)  Nortel Networks
   (3)  Commerce One
   (4)  Juniper Networks
   (5)  Corning
   (6)  Applied Micro Circuits
   (7)  Sun Microsystems
   (8)  CIENA
   (9)  PMC-Sierra
   (10) Brocade Communications System
[] % in 10 largest holdings 53.1%
[] Number of holdings 23
[] Price/earnings ratio 157.7
[] Weighted average market capitalization $88.5 billion
[] % of holdings with positive earnings surprises 88.2%
[] % of holdings with negative earnings surprises 3.2%
[] Net assets $247 million


[FUND PROFILE BOX OMITTED]


--------------------------------------------------------------------------------
Sector weightings:

[BAR CHART OMITTED]

PLOT POINTS FOLLOWS:


5.2% Consumer discretionary/services

3.1% Health care

90.1% Technology


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS

[PHOTO OMITTED]
Robert E. Turner, founder, chairman, and chief investment officer of Turner Investment Partners, has served as the lead product manager of the Top 20 Fund since its inception in 1999. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University


[PHOTO OMITTED]
Christopher K. McHugh serves as a comanager on the Top 20 Fund. Chris joined Turner when it was founded in 1990 and previously held a position as performance specialist at Provident Capital Management. He earned a bachelor's degree at the Philadelphia College of Textiles and Science and an MBA degree at St. Joseph's University


[PHOTO OMITTED]
William C. McVail
serves as a comanager of the Top 20 Fund. Before joining Turner in 1998, Bill was a portfolio manager at PNC Equity Advisors. A Chartered Financial Analyst, Bill received a bachelor's degree from Vassar College.


                                            Turner funds 2000 annual Report | 11

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER TECHNOLOGY FUND


TOTAL RETURN
YEAR ENDING SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
Turner Technology Fund                            149.35%
Lipper Science & Technology Funds Average          69.60
Pacific Stock Exchange Technology 100 Index        65.57
--------------------------------------------------------------------------------

During the fiscal year ended September 30, 2000, the Turner Technology Fund continued to set a blistering pace, with a total return of 149.35%. In doing so, the Fund more than doubled the results of its benchmark, the Pacific Stock Exchange Technology 100 Index, which produced a total return of 65.57%.

It is notable that this performance was achieved during a fiscal year that was actually rather challenging to technology investors. In fact, some of technologies best known stocks such as Intel, Microsoft, Lucent and Dell delivered negative returns during the period.

Fortunately, these weaknesses were more than offset by strengths in other key issues. These included software provider BEA Systems; e-commerce leader Siebel Systems; Internet security specialist VeriSign; supply chain management software creator i2 Technologies; and networking specialists Juniper Networks and PMC-Sierra.

Looking ahead, we believe that technology will remain the engine of today's global economy. The products and services of this sector are enabling companies of all sizes and types to improve efficiency, quality, and productivity. As a result, we foresee continued strong growth -- especially for the best-of-breed in the technology category.

Our goal, therefore, is to identify the premier names among today's growth companies in the computer, semiconductor, electronics, communications, health care and biotechnology sectors. And while the past year's performance will be difficult to duplicate, we believe our record indicates strong prospects for achieving that goal over the long run.


GROWTH OF A $10,000 INVESTMENT IN THE TURNER TECHNOLOGY FUND:
JUNE 30, 1999-SEPTEMBER 30, 2000 *

[LINE GRAPH OMITTED]

PLOT POINTS FOLLOWS:

               TURNER            PACIFIC STOCK EXCHANGE
             TECHNOLOGY             TECHNOLOGY INDEX
6/30/99        10,000                   10,000
9/99           14,060                   10,467
9/00           35,059                   17,345


* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Technology Fund is June 30, 1999.


--------------------------------------------
ANNUALIZED TOTAL RETURNS
PERIODS ENDING SEPTEMBER 30, 2000
--------------------------------------------
PAST ONE YEAR              SINCE INCEPTION
149.35%                    172.50%
--------------------------------------------

12  | Turner funds 2000 annual Report

--------------------------------------------------------------------------------

TURNER TECHNOLOGY FUND


--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner Technology Fund seeks capital appreciation. It invests in common stock of companies that develop new technologies and that may experience exceptional growth in sales and earnings driven technology related products and services. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects.

The Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the Fund's returns are attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2000

[] Ticker symbol TTECX
[] CUSIP #87252R870
[] Top 10 holdings
   (1)  Cicso Systems
   (2)  Nortel Networks
   (3)  I2 Technologies
   (4)  Corning
   (5)  Sycamore Networks
   (6)  Juniper Networks
   (7)  Medimmune
   (8)  Sun Microsystems
   (9)  PMC-Sierra
   (10) Commerce One
[] % in 10 largest holdings 35.0%
[] Number of holdings 41
[] Price/earnings ratio 243
[] Weighted average market capitalization $64.5 billion
[] % of holdings with positive earnings surprises 81.2%
[] % of holdings with negative earnings surprises 7.0%
[] Net assets $169 million


FUND PROFILE BOX OMITTED]


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:


[BAR CHART OMITTED]

PLOT POINTS FOLLOWS:

2.3% Producer durables

2.9% Consumer discretionary/services

5.6% Health care

88.4% Technology


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS

[PHOTO OMITTED]
Robert E. Turner, founder, chairman, and chief investment officer of Turner Investment Partners, has served as the lead product manager of the Technology Fund since its inception in 1999. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.


[PHOTO OMITTED]
Christopher K. McHugh serves as a comanager of the Technology Fund. Chris joined Turner when it was founded in 1990 and previously held a position as performance specialist at Provident Capital Management. He earned a bachelor's degree at the Philadelphia College of Textiles and Science and an MBA degree at St. Joseph's University.


[PHOTO OMITTED]
Robb J. Parlanti serves
as a comanager of the Technology Fund. Robb joined Turner in 1993 as a senior portfolio manager/ security analyst. A Chartered Financial Analyst, he received a bachelor's degree at Wake Forest University. Robb formerly was an assistant vice president/portfolio manager at PNC Bank.


                                            Turner funds 2000 annual Report | 13

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER B2B E-COMMERCE FUND


TOTAL RETURN
PERIOD ENDING SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

TURNER B2B E-COMMERCE FUND                         25.20%
Lipper Science & Technology Funds Average          (1.17)
Pacific Stock Exchange Technology 100 Index        (5.67)
--------------------------------------------------------------------------------

From its inception on June 30, 2000 to September 30, 2000, the Turner B2B E-Commerce Fund produced a total return of 25.20%, compared with a return of -5.67% for its benchmark, the Pacific Stock Exchange Technology 100 Index.

This new fund invests primarily in common stocks of companies that develop new business-to-business electronic commerce technologies that may experience exceptional growth in sales and earnings driven by B2B e-commerce products and services.

The Fund's outstanding performance in a negative environment is attributable to strong stock selection. Among the portfolio's best performers for the period were Commerce One, a leader in e-commerce solutions; Agile Software Corporation, a provider of data management software for e-commerce applications; BEA Systems Inc., which helps companies use mainframe computers in e-commerce environments; and Click Commerce, a provider of business-to-business software.

The Fund also recorded gains in EMC Corporation, the leader in data storage devices; i2 Technologies Inc., a developer of supply chain management solutions; McData Corporation, a network switching and software specialist; Mercury Interactive, a provider of Web-related testing software; and Vastera, a provider of global trading support services.

Looking ahead, we believe that the recent correction in the B2B e-commerce market may be overdone, dragging down quality issues along with those of less viable companies. Outstanding opportunities remain for the B2B market, particularly for those who facilitate more efficient and effective management of corporate supply chains. Therefore, we plan to continue seeking companies that have sound business models and real long-term earnings potential.




GROWTH OF A $10,000 INVESTMENT IN THE TURNER B2B E-COMMERCE FUND:
JUNE 30, 2000-SEPTEMBER 30, 2000 *

[LINE CHART OMITTED]

PLOT POINTS FOLLOWS:

                                       PACIFIC STOCK
                 TURNER B2B         EXCHANGE TECHNOLOGY
                 E-COMMERCE              100 INDEX
6/30/00            10,000                  10,000
9/00               12,520                   9,433


* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner B2B E-Commerce Fund is June 30, 2000.


----------------------------------------
CUMULATIVE TOTAL RETURN
Period ending September 30, 2000
----------------------------------------
SINCE INCEPTION
25.20%
----------------------------------------



14  | Turner funds 2000 annual Report

--------------------------------------------------------------------------------

TURNER B2B E-COMMERCE FUND

--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner B2B E-Commerce Fund seeks long-term capital appreciation. It invests in common stocks of companies that develop new business-to-business electronic commerce technologies and that may experience exceptional growth in sales and earnings driven by b2b e-commerce products and services. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects.


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2000

[] Ticker symbol TBTBX
[] CUSIP #87252R797
[] Top 10 holdings
   (1)  Commerce One
   (2)  Tibco Software
   (3)  Intuit
   (4)  Cicso Systems
   (5)  I2 Technologies
   (6)  Sun Microsystems
   (7)  America Online
   (8)  Mercury Interactive
   (9)  BEA Systems
   (10) Jabil Circuit
[] % in 10 largest holdings 26.6%
[] Number of holdings 42
[] Price/earnings ratio 582.4
[] Weighted average market capitalization $41.4 billion
[] % of holdings with positive earnings surprises 72.4%
[] % of holdings with negative earnings surprises 2.2%
[] Net assets $14 million


[FUND PROFILE BOX OMITTED]


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:


[BAR CHART OMITTED]

PLOT POINTS FOLLOWS:

1.4% Autos/transportation

10.6% Consumer discretionary/services

1.7% Financial Services

82.8% Technology


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS

[PHOTO OMITTED]
Christopher K. McHugh serves as the lead manager on the B2B E-Commerce Fund. Chris joined Turner when it was founded in 1990 and previously held a position as performance specialist at Provident Capital Management. He earned a bachelor's degree at the Philadelphia College of Textiles and Science and an MBA degree at St. Joseph's University.


[PHOTO OMITTED]
Robert E. Turner, founder, chairman, and chief investment officer of Turner Investment Partners, serves as a comanager on the B2B E-Commerce Fund. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.


[PHOTO OMITTED]
John Hammerschmidt serves as a comanager on the B2B E-Commerce Fund. John joined Turner in 1992. Previously he was vice president of government securities trading with S.G. Warburg. He holds a bachelor's degree from Lehigh University and an MBA degree from Duke University.



                                            Turner funds 2000 annual Report | 15

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER WIRELESS & COMMUNICATIONS FUND


TOTAL RETURN
PERIOD ENDING SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
TURNER WIRELESS &
COMMUNICATIONS FUND                                18.20%
Lipper Telecommunications Funds Average            (7.34)
Pacific Stock Exchange Technology 100 Index        (5.67)
--------------------------------------------------------------------------------

From its inception on June 30, 2000 to September 30, 2000, the Turner Wireless & Communications Fund produced a total return of 18.20%, compared with a -5.67% return for its benchmark, the Pacific Stock Exchange Technology 100 Index.

This new Fund invests primarily in common stocks of communications companies. These may include networking companies, land-based, satellite, and wireless carriers, and communications equipment manufacturers.

The Fund's strong start during this period is attributable to gains in a number of sectors and holdings. Among the best performers in the portfolio were Applied Micro Circuits, a provider of specialized chips used in computer networking; CoSine Communications; a maker of switches and related software; Extreme Networks Incorporated, a creator of advanced switching solutions; Juniper Networks, a manufacturer of routers and other networking systems; Micromuse Inc., a developer of network monitoring systems; personal digital assistant manufacturer Palm Inc., Phone.Com Incorporated, a developer of wireless communications software; Software.Com Incorporated, a developer of advanced e-mail and messaging solutions.

Looking ahead, we believe that the rapidly-expanding global communications industry continues to offer outstanding opportunities, especially in such areas as data networking, broad band communications, fiber optic networks and wireless voice and data delivery. This is a dynamic and capital-intensive industry, requiring constant attention to shifts in technology and market leadership. Therefore, we will continue to monitor our stock selections closely with regard to both internal business fundamentals and external market forces.


GROWTH OF A $10,000 INVESTMENT IN THE TURNER WIRELESS & COMMUNICATIONS FUND:
JUNE 30, 2000-SEPTEMBER 30, 2000 *

[LINE CHART OMITTED]

PLOT POINTS FOLLOWS:

                                           PACIFIC
                   TURNER              STOCK EXCHANGE
                 WIRELESS &              TECHNOLOGY
               COMMUNICATIONS             100 INDEX
6/30/00            10,000                   10,000
9/00               11,821                    9,433


* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Wireless & Communications Fund is June 30, 2000.


-----------------------------------------
CUMULATIVE TOTAL RETURN
Period ending September 30, 2000
-----------------------------------------
SINCE INCEPTION
18.20%
-----------------------------------------

16  | Turner funds 2000 annual Report

--------------------------------------------------------------------------------

TURNER WIRELESS & COMMUNICATIONS FUND

--------------------------------------------------------------------------------

FUND OBJECTIVE
The Turner Wireless & Communications Fund seeks long-term capital appreciation. It invests primarily in common stocks of communications companies. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects. The Fund's holdings will be concentrated in the communications sector, and will range from small companies developing new communications technologies to large, established firms with a history of developing and marketing such communications technologies.


--------------------------------------------------------------------------------
FUND PROFILE
SEPTEMBER 30, 2000

[] Ticker symbol TIWCX
[] CUSIP #87252R789
[] Top 10 holdings
   (1)  Transwitch
   (2)  Palm
   (3)  Aether Systems
   (4)  Oni Systems
   (5)  Intersil Holding
   (6)  Comverse Technology
   (7)  Juniper Networks
   (8)  Vitesse Semiconductor
   (9)  CIENA
   (10) Sycamore Networks
[] % in 10 largest holdings 33.2%
[] Number of holdings 40
[] Price/earnings ratio 203.4
[] Weighted average market capitalization $37.3 billion
[] % of holdings with positive earnings surprises 79.9%
[] % of holdings with negative earnings surprises 1.9%
[] Net assets $24 million


[FUND PROFILE BOX OMITTED]


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:

[BAR CHART OMITTED]

PLOT POINTS FOLLOWS:

2.7% Producer durable

96.1% Technology


--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

[PHOTO OMITTED]
Christopher K. McHugh serves as the lead manager on the Wireless & Communications Fund. Chris joined Turner when it was founded in 1990 and previously held a position as performance specialist at Provident Capital Management. He earned a bachelor's degree at the Philadelphia College of Textiles and Science and an MBA degree at St. Joseph's University.


[PHOTO OMITTED]
Robert E. Turner, founder, chairman, and chief investment officer of Turner Investment Partners, serves as a comanager on the Wireless & Communications Fund. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.


[PHOTO OMITTED]
Robb J. Parlanti serves as a comanager of the Wireless & Communications Fund. Robb joined Turner in 1993 as a senior portfolio manager/security analyst. A Chartered Financial Analyst, he received a bachelor's degree at Wake Forest University. Robb formerly was an assistant vice president/portfolio manager at PNC Bank.



                                            TURNER FUNDS 2000 ANNUAL REPORT | 17

INVESTMENT REVIEW
--------------------------------------------------------------------------------

TURNER GLOBAL TOP 40 FUND


TOTAL RETURN
PERIOD ENDING SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
TURNER GLOBAL TOP 40 FUND                         (6.30)%
Lipper Global Funds Average                       (3.11)
MSCI World Index                                  (5.26)
--------------------------------------------------------------------------------

From its inception on June 30, 2000 to September 30, 2000, the Turner Global Top 40 Fund produced a total return of -6.30%, compared with a return of -5.26% for its benchmark, the MSCI World Index.

This new fund invests primarily in common stocks of companies located in the U.S. and developing foreign market. Its invests in a variety of industries and business sectors that the Fund expects to experience rising earnings growth and to benefit from global economic trends or promising technologies or products. The portfolio will typically consist of 30 to 50 stocks representing the adviser's best global investment ideas.

While the Fund slightly underperformed its index during its initial months of existence, several portfolio holdings produced solid gains. Among them were Commerce One, a U.S.-based e-commerce facilitator; Biovail Corporation, a Canadian drug delivery specialist; Celestica Incorporated, a Canadian provider of contract manufacturing services; Check Point Software Technology, a Israel-based provider of security software; Veritas Software Corp., a U.S.-based developer of storage management software; and Global Crossing, and a Bermuda-based provider of telecommunications services.

Looking ahead, we believe that our strategy of focusing on a relatively small number of high-potential stocks from around the world presents exciting possibilities for the future. And while any global strategy entails special risks, we feel confident that our approach and process in selecting stocks, industries, and global markets will enable us to balance those risks with equally uncommon reward potential over the long term.


GROWTH OF A $10,000 INVESTMENT IN THE TURNER GLOBAL TOP 40 FUND:
JUNE 30, 2000-SEPTEMBER 30, 2000 *

[LINE CHART OMITTED]

PLOT POINTS FOLLOWS:

                    TURNER GLOBAL         MSCI WORLD
                       TOP 40              INDEX
6/30/00                10,000              10,000
9/00                    9,370               9,497


* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Global Top 40 Fund is June 30, 2000.


----------------------------------------
CUMULATIVE TOTAL RETURN
Period ending September 30, 2000
----------------------------------------
SINCE INCEPTION
-6.30%
----------------------------------------


18  | Turner funds 2000 annual Report

--------------------------------------------------------------------------------

Turner Global Top 40 Fund

--------------------------------------------------------------------------------
Fund objective
The Turner Global Top 40 Fund seeks long-term capital appreciation. It invests in ADRs and common stock of U.S. and foreign companies regardless of their market capitalization that Turner believes have strong earnings growth potential. The portfolio will typically consist of 30-50 stocks representing Turner's best global investment ideas.


--------------------------------------------------------------------------------
Fund profile
September 30, 2000

[] Ticker symbol TGTFX
[] CUSIP #87252R813
[] Top 10 holdings
   (1)  Cisco Systems
   (2)  Nortel Networks
   (3)  Check Point Software Technologies
   (4)  Corning
   (5)  Flextronics International Ltd.
   (6)  Juniper Networks
   (7)  Celestica
   (8)  Commerce One
   (9)  Tycom Ltd.
   (10) Brocade Communications System
[] % in 10 largest holdings 32.1%
[] Number of holdings 45
[] Price/earnings ratio 80.8
[] Weighted average market capitalization $83.4 billion
[] % of holdings with positive earnings surprises 58.8%
[] % of holdings with negative earnings surprises 5.6%
[] Net assets $12 million


[FUND PROFILE BOX OMITTED]


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:


[BAR CHART OMITTED]

PLOT POINTS FOLLOWS:


 57.0% Technology

14.9% Utilities/communication

5.6% Financial services

1.8% Autos/transportation

2.5% Energy

6.6% Consumer discretionary/services

7.9% Health care


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS

[PHOTO OMITTED]
Mark Turner, founder and vice-chairman of Turner Investment Partners, serves as the lead manager on the Global Top 40 Fund. Mark previously was vice president and senior portfolio manager with First Maryland Asset Management. He earned a bachelor's degree at Bradley University and an MBA at the University of Illinois.


[PHOTO OMITTED]
Robert E. Turner, founder, chairman, and chief investment officer of Turner Investment Partners, serves as a comanager on the Global Top 40 Fund. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.


[PHOTO OMITTED]
Robb J. Parlanti serves as a comanager of the Global Top 40 Fund. Robb joined Turner in 1993 as a senior portfolio manager/security analyst. A Chartered Financial Analyst, he received a bachelor's degree at Wake Forest University. Robb formerly was an assistant vice president/portfolio manager at PNC Bank.


[PHOTO OMITTED]
Christopher J. Perry serves as a comanager of the Global Top 40 Fund. Chris joined Turner in 1998 after serving as a research analyst at the Pennsylvania Merchant Group. A Chartered Financial Analyst, he earned a bachelor's degree at Villanova University and an MBA degree at Drexel University.


                                            Turner funds 2000 annual Report | 19

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER SELECT GROWTH EQUITY FUND


TOTAL RETURN
PERIOD ENDING SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
TURNER SELECT GROWTH EQUITY FUND                  (1.90)%
Lipper Large-Cap Growth Funds Average             (0.48)
Russell Top 200 Growth Index                      (6.96)
--------------------------------------------------------------------------------


From its inception on June 14, 2000 to September 30, 2000, the Turner Select Growth Equity Fund produced a total return of -1.90%, compared with a return of -6.96% for its benchmark, the Russell Top 200 Growth Index.

This new fund invests primarily in common stocks and other equity securities of U.S. companies that the adviser believes have strong earnings growth potential. While the focus is on companies with very large market capitalizations -- such as those over $10 billion -- the Fund may also purchase securities of smaller companies.

During its first six months of operations, the management style of the Turner Select Growth Equity Fund helped the portfolio outperform its benchmark. In particular, the Fund benefited from gains in Enron Corporation, an innovative marketer of energy products and communications services; MedImmune, a biotechnology leader; networking leaders Applied Micro Circuits, Juniper Networks, and Ciena Corporation, i2 Technologies, a developer of supply chain management solutions; Siebel Systems, an e-commerce leader; and Sun Microsystems, a leading provider of computer hardware and software systems.

Looking ahead, the environment remains favorable for large-cap growth companies, which have in recent years demonstrated by the agility to develop innovative products and services as well as the financial strength to bring their best ideas to market. We believe that by remaining attuned to shifting trends in overall business trends, we can continue to identify those companies that offer the best prospects for adding to their track records of success.


GROWTH OF A $1,000,000 INVESTMENT IN THE TURNER SELECT GROWTH EQUITY FUND:
JUNE 30, 2000-SEPTEMBER 30, 2000 *

[LINE CHART OMITTED]

PLOT POINTS FOLLOWS:

                  TURNER SELECT       RUSSELL TOP 200       S&P 500
                  GROWTH EQUITY        GROWTH EQUITY         INDEX
6/30/00             1,000,000            1,000,000         1,000,000
9/00                  965,544              930,443           990,327


* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Select Growth Equity Fund is June 14, 2000.



----------------------------------------
CUMULATIVE TOTAL RETURN
Period ending September 30, 2000
----------------------------------------
SINCE INCEPTION
-1.90%
----------------------------------------



20  | Turner funds 2000 annual Report

--------------------------------------------------------------------------------

TURNER SELECT GROWTH EQUITY FUND

--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner Select Growth Equity Fund seeks capital appreciation. It invests primarily in common stocks and equity securities of U.S. companies with market capitalization exceeding ten billion that Turner believes have strong earnings growth potential.


--------------------------------------------------------------------------------
FUND PROFILE
September 30, 2000

[] Ticker symbol TSGEX
[] CUSIP #87252R839
[] Top 10 holdings
   (1)  Cisco Systems
   (2)  General Electric
   (3)  Pfizer
   (4)  EMC-Mass
   (5)  Sun Microsystems
   (6)  Oracle
   (7)  America Online
   (8)  Corning
   (9)  Amgen
   (10) Time Warner
[] % in 10 largest holdings 47.6%
[] Number of holdings 50
[] Price/earnings ratio 81.2
[] Weighted average market capitalization $170.8 billion
[] % of holdings with positive earnings surprises 84.9%
[] % of holdings with negative earnings surprises 4.4%
[] Net assets $5 million


[FUND PROFILE BOX OMITTED]


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:


[BAR CHART OMITTED]

PLOT POINTS FOLLOWS:

1.2% Producer durables

1.1% Financial services

2.4% Energy

16.1% Consumer discretionary/services

2.2% Consumer staples

15.8% Health care

60.1% Technology


--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

[PHOTO OMITTED]
Robert E. Turner, founder, chairman, and chief investment officer of Turner Investment Partners, serves as the lead manager on the Select Growth Equity Fund. A Chartered Financial Analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University.


[PHOTO OMITTED]
Mark Turner, founder and vice-chairman of Turner Investment Partners, serves as a comanager on the Select Growth Equity Fund. Mark previously was vice president and senior portfolio manager with First Maryland Asset Management. He earned a bachelor's degree at Bradley University and an MBA at the University of Illinois.


[PHOTO OMITTED]
John Hammerschmidt serves as a comanager on the Select Growth Equity Fund. John joined Turner in 1992. Previously he was vice president of government securities trading with S.G. Warburg. He holds a bachelor's degree from Lehigh University and an MBA degree from Duke University.


                                            Turner funds 2000 annual Report | 21

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER SHORT DURATION GOVERNMENT FUNDS-
ONE YEAR PORTFOLIO


TOTAL RETURN
Year ending September 30, 2000
--------------------------------------------------------------------------------
TURNER SHORT DURATION GOVERNMENT FUNDS-
ONE YEAR PORTFOLIO (CLASS I)                        6.34%
Lipper Ultra-Short Obligation Funds Average         6.02
Merrill Lynch 3 Month
U.S. Treasury Bill Index                            5.78
--------------------------------------------------------------------------------


For the 12 months ended September 30, 2000, Class I and Class II shares of the Turner Short Duration Government Funds-One Year Portfolio delivered strong total returns of 6.34% and 6.00%, respectively. By contrast, the Merrill Lynch Three-Month Treasury Bill Index reported a total return of 5.78%.

The Fund benefited from three rate hikes by the Federal Reserve Board over the course of the fiscal year, each of which boosted short-term yields by 0.25%. In addition, a mildly aggressive average duration and a strong position in mortgage-backed securities provided the fund with increased octane during a relatively calm period.

Investors in the fund can also feel gratified that during a good portion of the year, yields on short-term instruments actually exceeded those of longer-term securities. However, this so-called "inversion of the yield curve" is often considered to be a sign of a coming economic slowdown.

Looking ahead, we believe that the Federal Reserve Board will hold rates relatively steady for the near future as it waits for clearer signs of the economy's direction. The picture at present is blurry, with strong overall growth mixed with rising oil prices and pockets of weakness in certain manufacturing sectors. Whatever the environment, we believe that the Fund remains well positioned to provide conservative investors with a balance of competitive yields and relative stability.


GROWTH OF A $10,000 INVESTMENT IN THE TURNER SHORT DURATION GOVERNMENT-FUNDS ONE YEAR PORTFOLIO, CLASS I:
MARCH 31, 1994-SEPTEMBER 30, 2000 *


[LINE CHART OMITTED]

PLOT POINTS FOLLOWS:

                 TURNER SHORT DURATION,          MERRILL LYNCH
                    1 YEAR PORTFOLIO         3 MONTH T.BILL INDEX
3/31/94                 10,000                      10,000
Sep.94                  10,231                      10,235
Sep 95                  10,935                      10,837
Sep 96                  11,704                      11,431
Sep 97                  12,428                      12,047
Sep 98                  13,201                      12,693
Sep 99                  13,906                      13,289
Sep 00                  14,788                      14,058


* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Short Duration Government Funds-One Year Portfolio (Class I) is March 1, 1994.


----------------------------------------------------------------
ANNUALIZED TOTAL RETURNS
Periods ending September 30, 2000
----------------------------------------------------------------
                 PAST ONE    PAST THREE  PAST FIVE    SINCE
                 YEAR        YEARS       YEARS        INCEPTION
Class I Shares   6.34%       5.96%       6.22%        6.12%
Class II Shares  6.00%         --            --       5.51%
----------------------------------------------------------------



22  | Turner funds 2000 annual Report

--------------------------------------------------------------------------------

TURNER SHORT DURATION GOVERNMENT FUNDS-
ONE YEAR PORTFOLIO

--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner Short Duration Government Funds-One
Year Portfolio seeks to produce maximum total return consistent with the preservation of capital and investment prudence. It invests primarily in high-grade securities issued or guaranteed by the U.S. government or its agencies. The Fund seeks to limit fluctuations in principal and reduce interest-rate risk by maintaining an average effective duration no greater than that of a one-year Treasury note.


--------------------------------------------------------------------------------
FUND PROFILE
September 30, 2000

[] Ticker symbol TSDOX Class I Shares
[] CUSIP #872524103, Class I Shares
[] Top 10 holdings
   (1)  FHLMC, 6.770%, 05/24/01
   (2)  U.S. Treasury Note, 3.625%, 07/15/02
   (3)  FHLMC CMO/REMIC, 7.000%, 04/15/08
   (4)  FNMA MTN, 6.290%, 09/11/01
   (5)  FNMA CMO/REMIC, 7.000%, 01/18/21
   (6)  WFS Financial Owner Trust, 7.010%, 08/20/03
   (7)  Prudential Home Mortgage Securities, 7.000%, 02/25/24
   (8)  U.S. Treasury Note, 8.000%, 05/15/01
   (9)  GNMA ARM, 6.750%, 08/20/17
   (10) FNMA CMO/REMIC, 6.000%, 05/18/12
[] % in 10 largest holdings 50.7%
[] Number of holdings 49
[] Average effective duration 0.6 years
[] Average maturity 0.8 years
[] Average yield to maturity 6.6%
[] Average credit quality Agency
[] Convexity (0.15)
[] Net assets $39 million


[FUND PROFILE BOX OMITTED]


--------------------------------------------------------------------------------
Sector weightings:


[BAR CHART OMITTED]

PLOT POINTS FOLLOWS:

6.7% Asset-backed securities

5.1% U.S. agency securities

22.1% Treasury securities

21.0% Other

45.1% Mortgage-backed securities


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS

[PHOTO OMITTED]
James I. Midanek, fixed-income chief investment officer, has served as manager of the Short Duration Funds-One Year Portfolio since inception. Jim joined Turner in 1998, upon our acquisition of Solon Asset Management, which he cofounded. Previously he was chief investment officer, fixed income with Montgomery Asset Management. He holds a bachelor's degree from Queens College.


[PHOTO OMITTED]
John Pak joined the firm in 2000. He earned a bachelor of arts degree and a master of arts degree, both in economics, at the University of San Francisco. Previously he served as vice-president/ trade desk manager at Tuttle Decision Systems and assistant vice president at C. E. Childs and Company.



                                            Turner funds 2000 annual Report | 23

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER SHORT DURATION GOVERNMENT FUNDS-
THREE YEAR PORTFOLIO


TOTAL RETURN
YEAR ENDING SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
TURNER SHORT DURATION GOVERNMENT FUNDS-
THREE YEAR PORTFOLIO (CLASS I)                      6.00%
Lipper Short/Intermediate U.S. Government
Funds Average                                       5.38
Lehman Brothers 1-3 Year
U.S. Government Bond Index                          5.84
--------------------------------------------------------------------------------

For the 12 months ended September 30, 2000, Class I and Class II shares of the Turner Short Duration Government Funds-Three Year Portfolio delivered total returns of 6.00% and 5.92%, respectively. By comparison, the Lehman Brothers 1-3 Year U.S. Government Bond Index returned 5.84%.

This outperformance is attributable to a strategy that emphasized mortgage-backed securities, which offered a strong yield advantage during much of the year. The Fund also maintained a relatively modest average duration and maturity structure, which proved to be beneficial during the last two fiscal quarters.

In the face of strong economic growth and a skyrocketing stock market, the Federal Reserve Board implemented three quarter-point rate hikes during the first half of the fiscal year. However, a combination of slower economic growth, rising oil prices, declines in the equity markets, and an impending Presidential election put the Fed on hold for the rest of the period. This allowed the fixed income markets to stabilize, resulting in solid if unexciting results for the full year.

Looking ahead, we believe that bond fund investors must face the reality that the long-term decline in interest rates has essentially run its course, and that any future action will be within a relatively narrow range. Therefore, any gains will need to come primarily from coupon yields, rather than capital appreciation, making sector strategies more important than ever.

Our approach to this market is to move toward those sectors where yields are most attractive, while maintaining overall quality. At present, that means a continued emphasis on mortgage-backed instruments.


GROWTH OF A $10,000 INVESTMENT IN THE TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO, CLASS I:
MARCH 31, 1994-SEPTEMBER 30, 2000 *

[LINE CHART OMITTED]

PLOT POINTS FOLLOWS:

                   TURNER SHORT DURATION                  LEHMAN 1-3 YR
                     3 YEAR PORTFOLIO                 GOVERNMENT BOND INDEX
3/31/94                   10,000                             10,000
sep 94                    10,089                             10,049
sep 95                    10,976                             10,871
sep 96                    11,637                             11,488
sep 97                    12,463                             12,279
sep 98                    13,469                             13,253
sep 99                    13,858                             13,676
sep 00                    14,690                             14,475


* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Short Duration Government Funds-Three Year Portfolio (Class I) is March 1, 1994.


-----------------------------------------------------------------
Annualized total returns
Periods ending September 30, 2000
-----------------------------------------------------------------
                 Past one    Past three  Past five   Since
                 year        years       years       inception
Class I Shares   6.00%       5.63%       6.00%       6.01%
Class II Shares  5.92%         --            --      8.21%
-----------------------------------------------------------------



24  | Turner funds 2000 annual Report

--------------------------------------------------------------------------------

TURNER SHORT DURATION GOVERNMENT FUNDS-
THREE YEAR PORTFOLIO

--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner Short Duration Government Funds-Three Year Portfolio seeks to produce maximum total return consistent with preservation of capital and investment prudence. It invests primarily in high-grade securities issued or guaranteed by the U.S. government or its agencies. The Fund seeks to limit fluctuations in principal and reduce interest-rate risk by maintaining an average effective duration no greater than that of a three-year Treasury bill.


--------------------------------------------------------------------------------
FUND PROFILE
September 30, 2000

[] Ticker symbol TSDGX, Class I Shares
[] CUSIP #872524202, Class I Shares
[] Top 10 holdings
   (1)  U.S. Treasury Note,
   3.625%, 07/15/02
   (2)  U.S. Treasury Note, 8.000%, 05/15/01
   (3)  FNMA CMO/REMIC, 8.000%, 09/25/06
   (4)  U.S. Treasury Note, 6.000%, 08/15/09
   (5)  Securitized Assets Sales, 6.250%, 12/25/23
   (6)  FHLMC CMO/REMIC, 9.500%, 06/15/06
   (7)  Fleet Credit Card Master Trust, 6.661%, 07/15/03
   (8)  GNMA, 6.500%, 01/15/13
   (9)  GNMA, 7.375%, 03/20/16
   (10) FNMA, 7.500%, 12/01/09
[] % in 10 largest holdings 46.2%
[] Number of holdings 60
[] Average effective duration 1.5 years
[] Average maturity 2.4 years
[] Average yield to maturity 6.6%
[] Average credit quality Agency
[] Convexity (0.28)
[] Net assets $49 million


[FUND PROFILE BOX OMITTED]


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:

PLOT POINTS FOLLOWS:

65.1% Mortgage-backed securities
26.4% Treasury securities
5.0% Asset-backed securities
2.8% Other
0.7% U.S. agency securities


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS


[PHOTO OMITTED]
James I. Midanek, fixed-income chief investment officer, has served as manager of the Short Duration Funds-Three Year Portfolio since inception. Jim joined Turner in 1998, upon our acquisition of Solon Asset Management, which he cofounded. Previously he was chief investment officer, fixed income with Montgomery Asset Management. He holds a bachelor's degree from Queens College.


[PHOTO OMITTED]
John Pak joined the firm in 2000. He earned a bachelor of arts degree and a master of arts degree, both in economics, at the University of San Francisco. Previously he served as vice-president/ trade desk manager at Tuttle Decision Systems and assistant vice president at C. E. Childs and Company.


                                            Turner funds 2000 annual Report | 25

INVESTMENT REVIEW
--------------------------------------------------------------------------------


TURNER CORE HIGH QUALITY
FIXED INCOME FUND


TOTAL RETURN
YEAR ENDING SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
TURNER CORE HIGH QUALITY
FIXED INCOME FUND                                   6.97%
Lipper General Bond Funds Average                   6.58
Lehman Brothers Aggregate
Bond Index                                          6.99
--------------------------------------------------------------------------------

For the 12 months ended September 30, 2000, the Turner Core High Quality Fixed Income Fund delivered a total return of 6.97%. By comparison, the Lehman Aggregate Bond Index returned 6.99%.

The Fund's strong performance was attributable to a strategy that emphasized mortgage-backed securities and shorter maturities. While this strategy sometimes hampered results during periods of declining rates, the net effect proved to be advantageous for the full fiscal year.

For the government securities markets, the fiscal year was divided into two distinct halves. In the first, the Federal Reserve Board continued its aggressive inflation fighting, initiating three 0.25% hikes. In the second, conflicting economic data and election year tradition kept the Fed on the sidelines.

Looking ahead, we believe the Federal Reserve Board will remain relatively passive as it waits for clearer data on the direction of the domestic economy. In addition, the government securities markets may be subject to post-election political activity, particularly any changes in plans for the projected budget surpluses.

In light of this environment, we plan to retain our current focus on relatively short maturities, and will seek incremental yields through sector-based strategies.


GROWTH OF A $10,000 INVESTMENT IN THE TURNER CORE HIGH QUALITY FIXED INCOME
FUND:
JUNE 30, 1999-SEPTEMBER 30, 2000 *

[LINE CHART OMITTED]

PLOT POINTS FOLLOWS:

                        TURNER                    LEHMAN
                   CORE HIGH QUALITY             AGGREGATE
                      FIXED INCOME               BOND INDEX
6/30/99                 10,000                    10,000
9/99                    10,047                    10,068
9/00                    10,748                    10,772


* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The inception date of the Turner Core High Quality Fixed Income Fund is June 30, 1999.


--------------------------------------------
ANNUALIZED TOTAL RETURNS
PERIODS ENDING SEPTEMBER 30, 2000
--------------------------------------------

PAST ONE YEAR              SINCE INCEPTION
6.97%                      5.93%
--------------------------------------------

26  | Turner funds 2000 annual Report

Turner Core High Quality Fixed Income Fund




--------------------------------------------------------------------------------
FUND OBJECTIVE
The Turner Core High Quality Fixed Income Fund seeks current income and capital appreciation, an objective that emphasizes total return rather than just yield alone. It invests in investment-grade fixed-income securities, including U.S. government, corporate, mortgaged-backed and asset-backed securities.


--------------------------------------------------------------------------------
FUND PROFILE
September 30, 2000

[] Ticker symbol THQFX
[] CUSIP #87252R847
[] Top 10 holdings
  (1)  U.S. Treasury Bond, 8.125%, 05/15/21
  (2)  U.S. Treasury Note, 7.000%, 07/15/06
  (3)  FNMA, 6.000%, 06/01/14
  (4)  FNMA TBA, 6.500%, 10/01/30
  (5)  FNMA CMO/REMIC, 6.000%, 12/25/22
  (6)  U.S. Treasury Note, 3.625%, 01/15/08
  (7)  FNMA, 8.000%, 07/01/30
  (8)  FNMA CMO/REMIC, 6.500%, 06/25/23
  (9)  FNMA, 8.000%, 08/01/08
  (10) FHLMA, 6.000%, 06/01/29
[] % in 10 largest holdings 57.2%
[] Number of holdings 39
[] Average effective duration 4.8 years
[] Average maturity 8.5 years
[] Average yield to maturity 6.8%
[] Average credit quality Agency
[] Convexity 0.06
[] Net assets $14 million


[FUND PROFILE BOX OMITTED]


--------------------------------------------------------------------------------
SECTOR WEIGHTINGS:


[BAR CHART OMITTED]

PLOT POINTS FOLLOWS:


6.1% Asset-backed securities

1.7% Corporates

32.0% Treasury securities

61.5% Mortgage-backed securities


--------------------------------------------------------------------------------
PORTFOLIO MANAGERS


[PHOTO OMITTED]
James I. Midanek, fixed-income chief investment officer, has served as manager of the Core High Quality Fixed Income Fund since its inception in 1999. Jim joined Turner in 1998, upon our acquisition of Solon Asset Management, which he cofounded. Previously he was chief investment officer, fixed income with Montgomery Asset Management. He holds a bachelor's degree from Queens College.


[PHOTO OMITTED]
John Pak joined the firm in 2000. He earned a bachelor of arts degree and a master of arts degree, both in economics, at the University of San Francisco. Previously he served as vice-president/ trade desk manager at Tuttle Decision Systems and assistant vice president at C. E. Childs and Company.




                                            Turner funds 2000 annual Report | 27

FINANCIAL STATEMENTS



STATEMENT OF NET ASSETS
TURNER MIDCAP GROWTH FUND
September 30, 2000

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCKS--95.0%
--------------------------------------------------------------------------------
AUTOMOTIVE--1.5%
--------------------------------------------------------------------------------
Harley-Davidson                         250,860  $   12,010
Tidewater                               122,980      5,596
                                                 ----------
Total Automotive                                    17,606
                                                 ----------

--------------------------------------------------------------------------------
BROADCASTING, NEWSPAPERS & ADVERTISING--3.7%
--------------------------------------------------------------------------------
Cablevision Systems, Cl A*               79,200      5,252
Getty Images*                           227,220      6,916
Polycom*                                268,930     18,010
TMP Worldwide*                          181,850     14,639
                                                 ----------
Total Broadcasting, newspapers &
    advertising                                     44,817
                                                 ----------

--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION--0.7%
--------------------------------------------------------------------------------
Ecolab                                  220,540      7,953
                                                 ----------
Total Building & construction                        7,953
                                                 ----------

--------------------------------------------------------------------------------
COMMERCIAL SERVICES--2.1%
--------------------------------------------------------------------------------
Concord EFS*                            453,670     16,112
Quanta Services*                        119,530      3,287
Wireless Facilities*                    110,410      6,369
                                                 ----------
Total Commercial services                           25,768
                                                 ----------

--------------------------------------------------------------------------------
COMPUTERS & SERVICES--6.9%
--------------------------------------------------------------------------------
Brocade Communications System*          117,120     27,640
McData, Cl B*                            83,560     10,269
Nuance Communications*                   62,840      7,647
Redback Networks*                       125,620     20,602
Sandisk*                                135,340      9,034
StorageNetworks*                         74,580      7,621
                                                 ----------
Total Computers & Services                          82,813
                                                 ----------

--------------------------------------------------------------------------------
DRUGS--6.3%
--------------------------------------------------------------------------------
Allergan                                140,900     11,897
Biovail*                                114,860      9,354
Celgene*                                129,220      7,689
Forest Laboratories, Cl A*               66,940      7,677
King Pharmaceuticals*                   259,205      8,667
Medimmune*                              262,940     20,312
Watson Pharmaceutical*                  151,930      9,857
                                                 ----------
Total Drugs                                         75,453
                                                 ----------

                                                     Value
                                         Shares      (000)

--------------------------------------------------------------------------------
ELECTRICAL SERVICES--1.7%
--------------------------------------------------------------------------------
Calpine*                                 92,120  $    9,615
Cinergy                                 152,300      5,035
Entergy                                 162,320      6,046
                                                 ----------
Total Electrical services                           20,696
                                                 ----------

--------------------------------------------------------------------------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT--2.7%
--------------------------------------------------------------------------------
Celestica*                              107,680      7,457
Jabil Circuit*                          155,990      8,852
Sanmina*                                167,430     15,676
                                                 ----------
Total Electronic & other
    electrical equipment                            31,985
                                                 ----------

--------------------------------------------------------------------------------
FIBER OPTICS--3.1%
--------------------------------------------------------------------------------
Avanex*                                  94,980     10,228
Exfo Electro Optical Engineering*        89,100      3,881
Finisar*                                194,930      9,430
Newport                                  89,400     14,238
                                                 ----------
Total Fiber optics                                  37,777
                                                 ----------

--------------------------------------------------------------------------------
FINANCIAL SERVICES--4.2%
--------------------------------------------------------------------------------
Capital One Financial                   188,870     13,233
Homestore.com*                          118,000      5,517
Portal Software*                        179,100      7,164
Providian Financial                     129,670     16,468
Sungard Data Systems*                   200,850      8,599
                                                 ----------
Total Financial services                            50,981
                                                 ----------

--------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO--0.9%
--------------------------------------------------------------------------------
Ralston Purina Group                    143,080      3,389
Suiza Foods*                            150,070      7,607
                                                 ----------
Total Food, beverage & tobacco                      10,996
                                                 ----------

--------------------------------------------------------------------------------
HEALTHCARE--1.9%
--------------------------------------------------------------------------------
Tenet Healthcare*                       378,290     13,760
UnitedHealth Group                       91,020      8,988
                                                 ----------
Total Healthcare                                    22,748
                                                 ----------

--------------------------------------------------------------------------------
HOTELS & AMUSEMENT SERVICES--0.5%
--------------------------------------------------------------------------------
MGM Mirage                              171,210      6,538
                                                 ----------
Total Hotels & amusement services                    6,538
                                                 ----------


28  | TURNER FUNDS 2000 ANNUAL REPORt



STATEMENT OF NET ASSETS
TURNER MIDCAP GROWTH FUND

                                                     Value
                                         Shares      (000)

--------------------------------------------------------------------------------
INTERNET SERVICES--10.2%
--------------------------------------------------------------------------------
Agile Software*                         118,200  $  10,631
Ariba*                                  187,900     26,920
Art Technology Group*                    83,260      7,889
Blue Martini Software*                  114,430      3,876
Clarent*                                205,080      8,075
Commerce One*                           244,620     19,203
Infospace*                              205,320      6,211
Lycos*                                   84,230      5,792
Phone.com*                               79,190      8,998
Software.Com*                            56,050     10,170
Tibco Software*                          57,850      4,885
VerticalNet*                            276,900      9,726
                                                 ----------
Total Internet services                            122,376
                                                 ----------

--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT SERVICES--0.5%
--------------------------------------------------------------------------------
Federated Investors, Cl B               223,250      5,525
                                                 ----------
Total Investment
    management services                              5,525
                                                 ----------

--------------------------------------------------------------------------------
MACHINERY--0.5%
--------------------------------------------------------------------------------
SPX Corp*                                43,490      6,173
                                                 ----------
Total Machinery                                      6,173
                                                 ----------

--------------------------------------------------------------------------------
MEASURING DEVICES--4.1%
--------------------------------------------------------------------------------
PE Biosystems Group                     212,660     24,775
PerkinElmer                              86,310      9,009
Waters*                                 179,060     15,936
                                                 ----------
Total Measuring devices                             49,720
                                                 ----------

--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES--0.7%
--------------------------------------------------------------------------------
Quest Diagnostics*                       69,820      8,012
                                                 ----------
Total Medical labs & testing services                8,012
                                                 ----------

--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES--5.1%
--------------------------------------------------------------------------------
Express Scripts, Cl A*                   78,840      5,696
Idec Pharmaceuticals*                    78,950     13,845
Millennium Pharmaceuticals*              92,240     13,473
Minimed*                                107,210      9,582
PE-Celera Genomics Group*                58,080      5,786
St. Jude Medical*                       260,360     13,278
                                                 ----------
Total Medical products & services                   61,660
                                                 ----------

                                                     Value
                                         Shares      (000)

--------------------------------------------------------------------------------
MEDICAL SUPPLIES & EQUIPMENT--0.7%
--------------------------------------------------------------------------------
Sybron International*                   377,360  $   9,057
                                                 ---------
Total Medical supplies & equipment                   9,057
                                                 ---------

--------------------------------------------------------------------------------
MISCELLANEOUS BUSINESS SERVICES--1.6%
--------------------------------------------------------------------------------
Fiserv*                                 153,565      9,195
Robert Half International*              273,750      9,496
                                                 ---------
Total Miscellaneous business services               18,691
                                                 ---------

--------------------------------------------------------------------------------
NETWORKING PRODUCTS & SERVICES--5.4%
--------------------------------------------------------------------------------
Avici Systems*                           89,360      8,500
Extreme Networks*                       234,930     26,900
Inrange Technologies, Cl B*             141,190      7,483
Micromuse*                               74,600     14,990
Turnstone Systems*                      153,040      7,097
                                                 ---------
Total Networking products & services                64,970
                                                 ---------

--------------------------------------------------------------------------------
PETROLEUM/FUEL PRODUCTS & SERVICEs--3.3%
--------------------------------------------------------------------------------
BJ Services*                            151,020      9,231
Cooper Cameron*                         101,520      7,481
Kerr-McGee                               76,790      5,087
Nabors Industries*                      161,210      8,447
Weatherford International*              219,940      9,457
                                                 ---------
Total Petroleum/fuel
    products & services                             39,703
                                                 ---------

--------------------------------------------------------------------------------
PIPELINES--0.8%
--------------------------------------------------------------------------------
Dynegy, Cl A                            169,110      9,639
                                                 ---------
Total Pipelines                                      9,639
                                                 ---------

--------------------------------------------------------------------------------
PRODUCER DURABLE--1.3%
--------------------------------------------------------------------------------
Power-One*                               96,740      5,854
Tektronix                               121,380      9,324
                                                 ---------
Total Producer durable                              15,178
                                                 ---------

--------------------------------------------------------------------------------
RETAIL--4.1%
--------------------------------------------------------------------------------
American Eagle Outfitters*              176,970      5,575
Bed Bath & Beyond*                      360,860      8,802
CDW Computer Centers*                    95,750      6,607
Dollar Tree Stores*                     270,150     10,958
RadioShack                              167,120     10,800
Tiffany                                 177,410      6,841
                                                 ---------
Total Retail                                        49,583
                                                 ---------



                                            TURNER FUNDS 2000 ANNUAL REPORT | 29

FINANCIAL STATEMENTS




STATEMENT OF NET ASSETS
TURNER MIDCAP GROWTH FUND

                                                     Value
                                         Shares      (000)

--------------------------------------------------------------------------------
SEMICONDUCTORS/INSTRUMENTS--8.8%
--------------------------------------------------------------------------------
Applied Micro Circuits*                 136,700  $  28,305
Globespan*                              127,970     15,612
Integrated Circuit Systems*             237,370      4,391
Intersil Holding*                       177,670      8,861
Marvell Technology Group Ltd.*           68,980      5,320
MIPS Technologies, Cl A*                  5,240        241
Novellus Systems*                       137,180      6,387
Transwitch*                             178,800     11,399
Triquint Semiconductor*                 161,780      5,895
Vitesse Semiconductor*                  222,380     19,778
                                                 ---------
Total Semiconductors/instruments                   106,189
                                                 ---------

--------------------------------------------------------------------------------
SOFTWARE & PROGRAMMING--4.7%
--------------------------------------------------------------------------------
Intuit*                                 261,230     14,890
Mercury Interactive*                     91,580     14,355
Quest Software*                         103,290      6,415
Rational Software*                      193,630     13,433
Research In Motion Ltd.*                 72,010      7,098
                                                 ---------
Total Software & programming                        56,191
                                                 ---------

--------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATIONS--1.9%
--------------------------------------------------------------------------------
Cosine Communications*                   81,430      4,525
Nextlink Communications, Cl A*          177,360      6,241
Sonus Networks*                          35,700      4,512
Terayon*                                221,300      7,510
                                                 ---------
Total Telephones & telecommunications               22,788
                                                 ---------

--------------------------------------------------------------------------------
WIRELESS EQUIPMENT--5.1%
--------------------------------------------------------------------------------
Aether Systems*                         138,370     14,598
Nextel Partners, Cl A*                  208,230      6,065
Palm*                                   618,100     32,721
Powerwave Technologies*                 223,060      8,469
                                                 ---------
Total Wireless equipment                            61,853
                                                 ---------

--------------------------------------------------------------------------------
Total Common stocks
    (Cost $937,079)                              1,143,439
--------------------------------------------------------------------------------

                                    Face Amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--4.4%
--------------------------------------------------------------------------------
JP Morgan
    6.650%-6.750%, dated 09/29/00,
    matures 10/02/00, repurchase price
    $53,659,448 (collateralized by
    Giro Multi Funding DCP
    and GNMA, total par value
    $56,049,408, 6.500%, 11/15/28,
    total maket value $54,722,391)      $53,649    $53,649

--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (COST $53,649)                                  53,649
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--99.4%
    (COST $990,728)                              1,197,088
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET--0.6%                 6,668
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------
Portfolio capital (unlimited authorization--
    no par value) based on 25,874,096
    outstanding shares of beneficial interest      929,608
Accumulated net investment loss                         (2)
Accumulated net realized gain on investments        67,790
Net unrealized appreciation on investments         206,360

--------------------------------------------------------------------------------
TOTAL NET ASSETS--100%                           $1,203,756
--------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE                         $46.52


*Non-income producing security
Cl - Class
DCP - Discount commercial paper
GNMA - Government National Mortgage Association
Ltd. - Limited
The accompanying notes are an integral part of the financial statements.



30  | Turner funds 2000 annual Report

SCHEDULE OF INVESTMENTS
TURNER SMALL CAP GROWTH FUND
SEPTEMBER 30, 2000

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCKS--98.6%
--------------------------------------------------------------------------------
BANKS--1.1%
--------------------------------------------------------------------------------
Silicon Valley Bancshares*               66,500  $    3,873
Webster Financial                        62,740      1,690
                                                 ---------
Total Banks                                          5,563
                                                 ---------

--------------------------------------------------------------------------------
BROADCASTING, NEWSPAPERS & ADVERTISING--2.8%
--------------------------------------------------------------------------------
Celeritek*                              100,650      3,793
Getty Images*                           166,450      5,066
Sirius Satellite Radio*                  47,520      2,513
True North Communications               107,070      3,828
                                                 ---------
Total Broadcasting, newspapers &
    advertising                                     15,200
                                                 ---------

--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION--2.3%
--------------------------------------------------------------------------------
DR Horton                               238,805      4,104
Dycom Industries*                       103,345      4,302
Pulte                                   120,350      3,972
                                                 ---------
Total Building & construction                       12,378
                                                 ---------

--------------------------------------------------------------------------------
CHEMICALS--1.7%
--------------------------------------------------------------------------------
Millennium Chemicals                    194,330      2,878
Olin                                    177,930      2,880
OM Group                                 69,030      3,011
                                                 ----------
Total Chemicals                                      8,769
                                                 ---------

--------------------------------------------------------------------------------
COMMERCIAL SERVICES--1.7%
--------------------------------------------------------------------------------
ACNielsen*                              169,160      4,028
Plexus*                                  70,280      4,955
                                                 ---------
Total Commercial services                            8,983
                                                 ---------

--------------------------------------------------------------------------------
COMPUTERS & SERVICES--3.1%
--------------------------------------------------------------------------------
Jack Henry & Associates                 105,720      4,586
M-Systems Flash Disk Pioneers*           90,660      3,462
Netegrity*                               58,250      4,077
Nuance Communications*                   33,480      4,074
                                                 ---------
Total Computers & services                          16,199
                                                 ---------

--------------------------------------------------------------------------------
CONSULTING SERVICES--1.1%
--------------------------------------------------------------------------------
Diamond Technology Partners*             76,680      5,693
                                                 ---------
Total Consulting services                            5,693
                                                 ---------

                                                     Value
                                         Shares      (000)

--------------------------------------------------------------------------------
DRUGS--2.9%
--------------------------------------------------------------------------------
Alpharma, Cl A                          130,000  $   7,946
Biovail*                                 20,370      1,659
Medicis Pharmaceutical, Cl A*            91,040      5,599
                                                 ---------
Total Drugs                                         15,204
                                                 ---------

--------------------------------------------------------------------------------
ELECTRICAL SERVICES--0.9%
--------------------------------------------------------------------------------
Conectiv                                109,940      1,965
Western Resources                       126,730      2,741
                                                 ---------
Total Electrical services                            4,706
                                                 ---------

--------------------------------------------------------------------------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT--4.1%
--------------------------------------------------------------------------------
ACT Manufacturing*                       49,630      2,618
APW Limited*                             93,090      4,538
Benchmark Electronics*                   75,600      3,931
DSP Group*                              148,820      5,562
Kent Electronics*                        93,460      2,231
Merix*                                   40,710      2,638
                                                 ---------
Total Electronic & other
    electrical equipment                            21,518
                                                 ---------

--------------------------------------------------------------------------------
ENERGY--0.6%
--------------------------------------------------------------------------------
Advanced Energy Industries*              16,810        555
Proton Energy Systems*                   95,520      2,734
                                                 ---------
Total Energy                                         3,289
                                                 ---------

--------------------------------------------------------------------------------
ENGINEERING SERVICES--0.5%
--------------------------------------------------------------------------------
Tetra Tech*                              93,220      2,663
                                                 ---------
Total Engineering services                           2,663
                                                 ---------

--------------------------------------------------------------------------------
FIBER OPTICS--1.3%
--------------------------------------------------------------------------------
C-COR.net*                              133,660      2,047
MRV Communications*                     110,070      4,988
                                                 ---------
Total Fiber optics                                   7,035
                                                 ---------

--------------------------------------------------------------------------------
FINANCIAL SERVICES--4.0%
--------------------------------------------------------------------------------
Advent Software*                         37,030      2,587
AmeriCredit*                            131,730      3,795
Avis Group Holdings*                     93,660      2,775
Bisys Group*                             65,880      5,093
Metris                                  172,030      6,795
                                                 ---------
Total Financial services                            21,045
                                                 ---------


                                            Turner funds 2000 annual Report | 31

FINANCIAL STATEMENTS




SCHEDULE OF INVESTMENTS
TURNER SMALL CAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO--1.2%
--------------------------------------------------------------------------------
Beringer Wine Estates
    Holdings, Cl B*                      54,590 $    3,033
Whole Foods Market*                      61,140      3,282
                                                 ---------
Total Food, beverage & tobacco                       6,315
                                                 ---------

--------------------------------------------------------------------------------
HEALTHCARE--3.8%
--------------------------------------------------------------------------------
Amerisource Health, Cl A*                94,780      4,455
Caremark Rx*                            477,380      5,371
First Health Group*                     145,840      4,703
Triad Hospitals*                        184,890      5,431
                                                 ---------
Total Healthcare                                    19,960
                                                 ---------

--------------------------------------------------------------------------------
HOTELS & AMUSEMENT SERVICES--0.6%
--------------------------------------------------------------------------------
Station Casinos*                        218,700      3,116
                                                 ---------
Total Hotels & amusement services                    3,116
                                                 ---------

--------------------------------------------------------------------------------
INSURANCE--0.5%
--------------------------------------------------------------------------------
Arthur J. Gallagher                      47,060      2,782
                                                 ---------
Total Insurance                                      2,782
                                                 ---------

--------------------------------------------------------------------------------
INTERNET SERVICES--9.8%
--------------------------------------------------------------------------------
Avocent*                                109,661      6,045
Centillium Communications*               44,810      4,302
Clarent*                                 99,210      3,906
Click Commerce*                         157,630      6,739
Digitalthink*                            39,320      1,656
Docent*                                 170,880      3,129
Interwoven*                              45,440      5,138
LifeMinders*                            117,940      2,705
Looksmart*                              152,640      1,708
Matrixone*                               85,090      3,404
Niku*                                   116,620      2,843
Saba Software*                          104,750      2,933
Support.com*                            134,420      4,117
Vastera*                                152,800      3,362
                                                 ---------
Total Internet services                             51,987
                                                 ---------

--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT SERVICES--0.7%
--------------------------------------------------------------------------------
Affiliated Managers Group*               32,790      1,867
BlackRock/New York*                      60,980      1,951
                                                 ---------
Total Investment management services                 3,818
                                                 ---------
                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
MATERIAL & PROCESSING--0.8%
--------------------------------------------------------------------------------
American Superconductor*                 86,980  $   4,276
                                                 ---------
Total Material & processing                          4,276
                                                 ---------

--------------------------------------------------------------------------------
MEASURING DEVICES--2.2%
--------------------------------------------------------------------------------
Mettler Toledo International*           105,640      4,648
Photon Dynamics*                         56,920      2,149
Varian*                                 115,800      4,987
                                                 ---------
Total Measuring devices                             11,784
                                                 ---------

--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES--2.1%
--------------------------------------------------------------------------------
Aurora Biosciences*                      71,120      4,836
Laboratory Corporation of
    America Holdings*                    50,500      6,047
                                                 ---------
Total Medical labs & testing services               10,883
                                                 ---------

--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES--8.0%
--------------------------------------------------------------------------------
Aclara BioSciences*                      52,870      1,606
Aviron*                                  24,810      1,447
Bruker Daltonics*                        37,930      1,683
Cooper                                   18,920        669
Dendrite International*                 147,100      3,944
Diversa*                                 45,890      1,239
Electro Scientific Industries*           61,250      2,151
Enzon*                                   84,940      5,606
Inamed*                                  77,400      2,177
Inhale Therapeutic Systems*              76,200      4,296
Invitrogen*                              71,850      5,110
Maxim Pharmaceuticals*                   50,770      3,084
Novoste*                                 92,040      3,912
Techne*                                  46,810      5,243
                                                 ---------
Total Medical products & services                   42,167
                                                 ---------

--------------------------------------------------------------------------------
MEDICAL SUPPLIES & EQUIPMENT--2.1%
--------------------------------------------------------------------------------
Alkermes*                                90,720      3,504
Idexx Laboratories*                     134,770      3,605
Patterson Dental*                       176,540      3,972
                                                 ---------
Total Medical supplies & equipment                  11,081
                                                 ---------

--------------------------------------------------------------------------------
METAL & METAL INDUSTRIES--0.2%
--------------------------------------------------------------------------------
Shaw Group*                              12,310        868
                                                 ---------
Total Metal & metal industries                         868
                                                 ---------


32  | Turner funds 2000 annual Report



SCHEDULE OF INVESTMENTS
TURNER SMALL CAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
MISCELLANEOUS BUSINESS SERVICES--0.3%
--------------------------------------------------------------------------------
Hall Kinion & Associates*                52,540 $    1,494
                                                 ---------
Total Miscellaneous business services                1,494
                                                 ---------

--------------------------------------------------------------------------------
NETWORKING PRODUCTS & SERVICES--0.8%
--------------------------------------------------------------------------------
MMC Networks*                            32,910      4,163
                                                 ---------
Total Networking products & services                 4,163
                                                 ---------

--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS--0.9%
--------------------------------------------------------------------------------
Bemis                                    79,360      2,549
Boise Cascade                            83,670      2,222
                                                 ---------
Total Paper & related products                       4,771
                                                 ---------

--------------------------------------------------------------------------------
PETROLEUM/FUEL PRODUCTS & SERVICES--4.3%
--------------------------------------------------------------------------------
CAL Dive International*                  59,910      3,426
Global Industries Ltd.*                 155,680      1,946
Grant Prideco*                          113,530      2,491
Grey Wolf*                              567,310      3,262
Gulf Indonesia Resources Ltd.*          201,400      2,190
Hydril*                                 105,040      2,390
Key Energy Services*                    258,740      2,539
Precision Drilling*                      65,860      2,346
Stolt Offshore*                         160,340      2,385
                                                 ---------
Total Petroleum/fuel products & services            22,975
                                                 ---------

--------------------------------------------------------------------------------
RETAIL--8.0%
--------------------------------------------------------------------------------
American Eagle Outfitters*              119,520      3,765
Childrens Place*                         95,810      2,467
Insight Enterprises*                    164,040      4,470
Jack in the Box*                        131,590      2,821
Men's Wearhouse*                        134,450      3,807
Michaels Stores*                        102,910      4,116
MSC Industrial Direct, Cl A*            133,370      2,034
PC Connection*                           64,070      3,652
PF Chang's China Bistro*                 77,160      2,667
Too*                                     80,190      1,905
Tweeter Home Entertainment
    Group*                              130,770      4,749
Ultimate Electronics*                    62,750      2,581
Zale*                                   101,590      3,295
                                                 ---------
Total Retail                                        42,329
                                                 ---------

                                                     Value
                                         Shares      (000)

--------------------------------------------------------------------------------
SEMICONDUCTORS/INSTRUMENTS--5.7%
--------------------------------------------------------------------------------
Actel*                                   69,470  $   2,497
Elantec Semiconductor*                   58,930      5,871
Emcore*                                  77,500      3,222
Exar*                                    44,300      5,360
Integrated Circuit Systems*             169,320      3,132
Integrated Silicon Solutions*            23,930        340
MIPS Technologies, Cl A*                  4,760        219
O2Micro International Ltd.*             141,020      2,426
Omnivision Technologies*                101,490      3,673
Silicon Image*                          141,970      3,523
                                                 ---------
Total Semiconductors/instruments                    30,263
                                                 ---------

--------------------------------------------------------------------------------
SOFTWARE & PROGRAMMING--6.5%
--------------------------------------------------------------------------------
Actuate*                                 97,580      3,371
Aspen Technology*                        61,470      2,774
Avantgo*                                 38,180        764
Descartes Systems Group*                 81,630      4,041
Informatica*                             49,790      4,643
Manugistics Group*                       64,890      6,367
National Instruments*                    67,370      2,973
NETIQ*                                  104,780      6,883
WebTrends*                               70,440      2,633
                                                 ---------
Total Software & programming                        34,449
                                                 ---------

--------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATIONS--7.2%
--------------------------------------------------------------------------------
Alamosa PCS Holdings*                     5,940         96
Anaren Microwave*                        66,080      8,962
Digital Lightwave*                       28,850      2,095
ITC Deltacom*                           123,250      1,417
Leap Wireless International*             51,580      3,227
Mastec*                                  69,550      2,173
Natural Microsystems*                   123,980      6,670
Price Communications*                   147,960      2,894
Tollgrade Communications*                42,360      5,880
Tut Systems*                             54,980      4,745
                                                 ---------
Total Telephones & telecommunications               38,159
                                                 ---------

--------------------------------------------------------------------------------
THERAPEUTICS--1.7%
--------------------------------------------------------------------------------
NPS Pharmaceuticals*                     21,880      1,238
Titan Pharmaceuticals*                   74,860      4,866
United Therapeutics*                     34,170      2,986
                                                 ---------
Total Therapeutics                                   9,090
                                                 ---------



                                            TURNER FUNDS 2000 ANNUAL REPORT | 33

FINANCIAL STATEMENTS




SCHEDULE OF INVESTMENTS
TURNER SMALL CAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
TRANSPORTATION SERVICES--0.9%
--------------------------------------------------------------------------------
Atlas Air*                               59,100  $   2,497
EGL*                                     67,160      2,032
                                                 ---------
Total Transportation services                        4,529
                                                 ---------

--------------------------------------------------------------------------------
TECHNOLOGY--0.7%
--------------------------------------------------------------------------------
Artesyn Technologies*                   127,840      3,723
                                                 ---------
Total Technology                                     3,723
                                                 ---------

--------------------------------------------------------------------------------
WIRELESS EQUIPMENt--1.5%
--------------------------------------------------------------------------------
Proxim*                                  78,490      3,493
SBA Communications*                      67,100      2,814
Triton Network Systems*                 146,330      1,921
                                                 ---------
Total Wireless equipment                             8,228
                                                 ---------

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $460,988)                                521,455
--------------------------------------------------------------------------------

                                    Face Amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--3.5%
--------------------------------------------------------------------------------
JP Morgan
    6.750%, dated 09/29/00, matures
    10/02/00, repurchase price $18,568,149
    (collateralized by Queens Health DCP
    and Giro Funding DCP, total par value
    $19,078,000, total maket value
    $18,936,505)                        $18,565  $  18,565

--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (COST $18,565)                                  18,565
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--102.1%
    (COST $479,553)                                540,020
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET--(2.1%)             (11,092)
--------------------------------------------------------------------------------

TOTAL NET ASSETS--100%                             $528,928


* Non-income producing security
Cl - Class
DCP - Discount commercial paper
Ltd. - Limited
The accompanying notes are an integral part of the financial statements.


34  | TURNER FUNDS 2000 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER MICRO CAP GROWTH FUND
SEPTEMBER 30, 2000

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCKS--94.1%
--------------------------------------------------------------------------------
APPAREL/TEXTILES--0.8%
--------------------------------------------------------------------------------
Skechers U.S.A., Cl A*                   92,990  $   1,406
                                                 ---------
Total Apparel/textiles                               1,406
                                                 ---------

--------------------------------------------------------------------------------
AUTOMOTIVE--1.2%
--------------------------------------------------------------------------------
IMPCO Technologies*                      38,470      1,106
Oshkosh Truck                            27,655      1,072
                                                 ---------
Total Automotive                                     2,178
                                                 ---------

--------------------------------------------------------------------------------
BANKS--1.5%
--------------------------------------------------------------------------------
Dime Community Bancshares                16,670        413
Independent Bank-Mich                    15,000        260
PFF Bancorp                              53,930      1,173
Sterling Bancshares                      60,500        923
                                                 ---------
Total Banks                                          2,769
                                                 ---------

--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION--0.7%
--------------------------------------------------------------------------------
Del Webb*                                49,000      1,360
                                                 ---------
Total Building & construction                        1,360
                                                 ---------

--------------------------------------------------------------------------------
COMPUTERS & SERVICES--3.8%
--------------------------------------------------------------------------------
InFocus*                                 65,050      3,448
Mobility Electronics*                    94,360        861
Netscout Systems*                        10,000        237
Read-Rite*                              223,000      2,509
                                                 ---------
Total Computers & services                           7,055
                                                 ---------

--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURINg--0.9%
--------------------------------------------------------------------------------
ESCO Technologies*                       97,000      1,698
                                                 ---------
Total Diversified manufacturing                      1,698
                                                 ---------

--------------------------------------------------------------------------------
DRUGS--5.3%
--------------------------------------------------------------------------------
Akorn*                                  133,460      1,476
Cima Labs*                               57,200      2,978
Collagenex Pharmaceuticals*              70,970        577
Inkine Pharmaceutical*                  168,520      1,812
Matrix Pharmaceuticals*                 200,300      3,117
                                                 ---------
Total Drugs                                          9,960
                                                 ---------

                                                     Value
                                         Shares      (000)

--------------------------------------------------------------------------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT--8.2%
--------------------------------------------------------------------------------
DDI*                                     75,050  $   3,321
Measurement Specialties*                 50,600      2,441
Merix*                                   24,310      1,576
Nanometrics*                             54,900      2,934
Park Electrochemical                     41,000      2,281
SMTC*                                    55,820      1,200
Universal Electronics*                   68,800      1,664
                                                 ---------
Total Electronic & other electrical
    equipment                                       15,417
                                                 ---------

--------------------------------------------------------------------------------
HEALTHCARE--3.6%
--------------------------------------------------------------------------------
Molecular Devices*                       14,100      1,385
Province Healthcare*                     69,765      2,786
Stericycle*                             102,730      2,517
                                                 ---------
Total Healthcare                                     6,688
                                                 ---------

--------------------------------------------------------------------------------
HOTELS & AMUSEMENT SERVICES--4.2%
--------------------------------------------------------------------------------
Argosy Gaming*                          157,100      2,847
Isle of Capri Casinos*                  103,760      1,608
Shuffle Master*                          81,550      1,585
WMS Industries*                          81,220      1,827
                                                 ---------
Total Hotels & amusement services                    7,867
                                                 ---------

--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT SERVICES--0.7%
--------------------------------------------------------------------------------
American Capital Strategies Ltd.         53,180      1,260
                                                 ---------
Total Investment management services                 1,260
                                                 ---------

--------------------------------------------------------------------------------
MATERIAL & PROCESSING--0.7%
--------------------------------------------------------------------------------
Hexcel*                                  97,120      1,299
                                                 ---------
Total Material & processing                          1,299
                                                 ---------

--------------------------------------------------------------------------------
MEASURING DEVICES--0.7%
--------------------------------------------------------------------------------
Photon Dynamics*                         32,800      1,238
                                                 ---------
Total Measuring devices                              1,238
                                                 ---------

--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES--1.0%
--------------------------------------------------------------------------------
Dianon Systems*                          48,650      1,940
                                                 ---------
Total Medical labs & testing services                1,940
                                                 ---------


                                            TURNER FUNDS 2000 ANNUAL REPORT | 35

FINANCIAL STATEMENTS




STATEMENT OF NET ASSETS
TURNER MICRO CAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICEs--18.8%
--------------------------------------------------------------------------------
Accredo Health*                          89,150 $    4,357
Advance Paradigm*                       170,620      7,198
American Medical Systems
    Holdings*                            60,550        946
Applied Molecular Evolution*             25,000      1,003
Biosource International*                205,270      6,363
Cooper                                   51,770      1,831
Cyberonics*                             104,290      2,236
Cyberoptics*                             32,120        588
Deltagen*                                36,630      1,133
Endocare*                                26,220        518
Exactech*                                31,230        543
Genaissance Pharmaceuticals*             49,740      1,029
Lynx Therapeutics*                       30,000        939
Microcide Pharmaceutical*                82,410      1,113
Oratec Interventions*                    24,500        300
Orthofix International*                  46,470      1,150
PolyMedica*                              25,330      1,086
Transgenomic*                            12,020        273
TriPath Imaging*                         77,690        544
Vascular Solutions*                      58,970      1,107
Zoll Medical*                            19,660        958
                                                 ---------
Total Medical products & services                   35,215
                                                 ---------

--------------------------------------------------------------------------------
MEDICAL SUPPLIES & EQUIPMENT--0.4%
--------------------------------------------------------------------------------
Biosite Diagnostics*                     20,030        799
                                                 ---------
Total Medical supplies & equipment                     799
                                                 ---------

--------------------------------------------------------------------------------
METAL & METAL INDUSTRIES--5.2%
--------------------------------------------------------------------------------
Maverick Tube*                          125,550      3,382
Shaw Group*                              91,300      6,437
                                                 ---------
Total Metal & metal industries                       9,819
                                                 ---------

--------------------------------------------------------------------------------
METALS--0.6%
--------------------------------------------------------------------------------
Century Aluminum                         89,500      1,119
                                                 ---------
Total Metals                                         1,119
                                                 ---------

--------------------------------------------------------------------------------
MISCELLANEOUS BUSINESS SERVICES--0.5%
--------------------------------------------------------------------------------
Hall Kinion & Associates*                33,700        958
                                                 ---------
Total Miscellaneous business services                  958
                                                 ---------

                                                     Value
                                         Shares      (000)

--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING--1.0%
--------------------------------------------------------------------------------
Applied Films*                           69,550  $   1,887
                                                 ---------
Total Miscellaneous manufacturing                    1,887
                                                 ---------

--------------------------------------------------------------------------------
PETROLEUM/FUEL PRODUCTS & SERVICEs--3.6%
--------------------------------------------------------------------------------
HS Resources*                            49,900      1,678
Key Energy Services*                    116,080      1,139
Mallon Resources*                       125,000        781
NATCO Group, Cl A*                      107,010        930
Patina Oil & Gas                        107,280      2,146
                                                 ---------
Total Petroleum/fuel products & services             6,674
                                                 ---------

--------------------------------------------------------------------------------
PHOTOGRAPHIC EQUIPMENT--1.0%
--------------------------------------------------------------------------------
Concord Camera*                          76,040      1,949
                                                 ---------
Total Photographic equipment                         1,949
                                                 ---------

--------------------------------------------------------------------------------
RETAIL--10.8%
--------------------------------------------------------------------------------
Buca*                                    97,640      1,037
California Pizza Kitchen*                62,810      1,759
Chico's FAS*                             56,050      1,906
Christopher & Banks*                    124,785      4,851
HOT Topic*                               61,120      1,834
Pacific Sunwear of California*           88,930      1,667
Tweeter Home Entertainment Group*        50,210      1,823
Ugly Duckling*                           94,500        549
Ultimate Electronics*                    87,270      3,589
Wilsons Leather Experts*                 69,540      1,256
                                                 ---------
Total Retail                                        20,271
                                                 ---------

--------------------------------------------------------------------------------
SEMICONDUCTORS/INSTRUMENTS--7.1%
--------------------------------------------------------------------------------
AstroPower*                              26,140      1,036
Cerprobe*                                78,610      1,159
FSI International*                      131,070      1,868
Icos Vision Systems*                     51,150      1,550
Metalink Ltd.*                           60,070      1,111
Pericom Semiconductor*                   50,620      1,901
Richardson Electronics Ltd.             126,120      2,113
Ultratech Stepper*                        8,680        139
Zoran*                                   48,090      2,344
                                                 ---------
Total Semiconductors/instruments                    13,221
                                                 ---------


36  | TURNER FUNDS 2000 ANNUAL REPORT



STATEMENT OF NET ASSETS
TURNER MICRO CAP GROWTH FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
SOFTWARE & PROGRAMMING--3.1%
--------------------------------------------------------------------------------
AremisSoft*                              28,630  $   1,074
Caminus*                                 66,200      2,631
DSET*                                    48,800      1,007
SignalSoft*                              27,270      1,108
                                                 ---------
Total Software & programming                         5,820
                                                 ---------

--------------------------------------------------------------------------------
STORAGE/WAREHOUSING--1.0%
--------------------------------------------------------------------------------
Mobile Mini*                             98,630      1,899
                                                 ---------
Total Storage/warehousing                            1,899
                                                 ---------

--------------------------------------------------------------------------------
TECHNOLOGY--0.8%
--------------------------------------------------------------------------------
Celeritek*                               38,000      1,432
                                                 ---------
Total Technology                                     1,432
                                                 ---------

--------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATIONS--1.9%
--------------------------------------------------------------------------------
Arguss Communications*                   54,040      1,104
Lightbridge*                             51,150        595
Symmetricom*                            114,945      1,796
                                                 ---------
Total Telephones & telecommunications                3,495
                                                 ---------

--------------------------------------------------------------------------------
TRANSPORTATION SERVICES--1.3%
--------------------------------------------------------------------------------
Navigant International*                  85,550        898
OMI*                                    183,360      1,536
                                                 ---------
Total Transportation services                        2,434
                                                 ---------

--------------------------------------------------------------------------------
UTILITIES/COMMUNICATIONS--1.0%
--------------------------------------------------------------------------------
Artesian Resources, Cl A                  9,500        222
NUI                                      52,020      1,570
                                                 ---------
Total Utilities/communications                       1,792
                                                 ---------

--------------------------------------------------------------------------------
WHOLESALE--2.3%
--------------------------------------------------------------------------------
Advanced Marketing Services              58,450      1,030
Bell Microproducts*                      44,330      1,385
Jaco Electronics*                       126,800      1,902
                                                 ---------
Total Wholesale                                      4,317
                                                 ---------

--------------------------------------------------------------------------------
WIRELESS EQUIPMENT--0.4%
--------------------------------------------------------------------------------
Floware Wireless Systems Ltd.*           32,260        803
                                                 ---------
Total Wireless equipment                               803
                                                 ---------

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $131,248)                                176,039
--------------------------------------------------------------------------------

                                    Face Amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--4.0%
--------------------------------------------------------------------------------
JP Morgan
    6.650%, dated 09/29/00, matures
    10/02/00, repurchase price $7,498,439
    (collateralized by GNMA, total par
    value $8,873,996, 6.500%, matures
    12/15/28, total maket
    value $7,646,996)                    $7,497  $   7,497

--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (COST $7,497)                                    7,497
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--98.1%
    (COST $138,745)                                183,536
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET--1.9%                3,571
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------
Portfolio capital (unlimited authorization--
    no par value) based on 4,075,001
    outstanding shares of beneficial interest      124,012
Accumulated net realized gain on investments        18,304
Net unrealized appreciation on investments          44,791

--------------------------------------------------------------------------------
TOTAL NET ASSETS--100%                             $187,107
--------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE                       $45.92


*Non-income producing security
Cl - Class
GNMA - Government National Mortgage Association
Ltd. - Limited
The accompanying notes are an integral part of the financial statements.



                                            TURNER FUNDS 2000 ANNUAL REPORT | 37

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS
TURNER TOP 20 FUND
September 30, 2000

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCKS--98.1%
--------------------------------------------------------------------------------
COMPUTERS & SERVICES--13.8%
--------------------------------------------------------------------------------
Brocade Communications System*           49,140  $  11,597
Sun Microsystems*                       105,260     12,289
Veritas Software*                        71,560     10,161
                                                 ---------
Total Computers & services                          34,047
                                                 ---------

--------------------------------------------------------------------------------
DRUGS--3.1%
--------------------------------------------------------------------------------
Medimmune*                               99,170      7,661
                                                 ---------
Total Drugs                                          7,661
                                                 ---------

--------------------------------------------------------------------------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT--4.4%
--------------------------------------------------------------------------------
Celestica*                              156,040     10,806
                                                 ---------
Total Electronic & other electrical
    equipment                                       10,806
                                                 ---------

--------------------------------------------------------------------------------
FIBER OPTICS--13.6%
--------------------------------------------------------------------------------
CIENA*                                   98,660     12,117
Corning                                  42,120     12,510
Sycamore Networks*                       81,800      8,834
                                                 ---------
Total Fiber optics                                  33,461
                                                 ---------

--------------------------------------------------------------------------------
INTERNET SERVICES--12.2%
--------------------------------------------------------------------------------
Ariba*                                   65,580      9,395
Commerce One*                           163,680     12,849
VeriSign*                                39,130      7,926
                                                 ---------
Total Internet services                             30,170
                                                 ---------

--------------------------------------------------------------------------------
NETWORKING PRODUCTS & SERVICES--14.9%
--------------------------------------------------------------------------------
Cisco Systems*                          350,470     19,363
Juniper Networks*                        58,070     12,714
Turnstone Systems*                      101,300      4,698
                                                 ---------
Total Networking products & services                36,775
                                                 ---------

--------------------------------------------------------------------------------
SEMICONDUCTORS/INSTRUMENTS--18.8%
--------------------------------------------------------------------------------
Applied Micro Circuits*                  60,280     12,482
Broadcom, Cl A*                          45,740     11,149
PMC-Sierra*                              55,680     11,985
Xilinx*                                 127,240     10,895
                                                 ---------
Total Semiconductors/instruments                    46,511
                                                 ---------

                                    Shares/face      Value
                                   amount (000)      (000)
--------------------------------------------------------------------------------
SOFTWARE & PROGRAMMING--7.3%
--------------------------------------------------------------------------------
I2 Technologies*                         54,130  $  10,126
Siebel Systems*                          70,860      7,888
                                                 ---------
Total Software & programming                        18,014
                                                 ---------

--------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATIONS--10.0%
--------------------------------------------------------------------------------
Nokia ADR                               254,090     10,116
Nortel Networks                         243,730     14,517
                                                 ---------
Total Telephones & telecommunications               24,633
                                                 ---------

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $240,258)                                242,078
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--2.9%
--------------------------------------------------------------------------------
JP Morgan
    6.650%, dated 09/29/00, matures
    10/02/00, repurchase price $7,099,066
    (collateralized by GNMA, total par
    value $8,363,432, 6.500%, matures
    01/15/28-12/15/28, total
    maket value $7,239,710)              $7,098      7,098

--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (COST $7,098)                                    7,098
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--101.0%
    (COST $247,356)                                249,176
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET--(1.0%)              (2,555)
--------------------------------------------------------------------------------

TOTAL NET ASSETS--100%                             $246,621


* Non-income producing security
ADR - American Depository Receipt
Cl - Class
GNMA - Government National Mortgage Association
The accompanying notes are an integral part of the financial statements.



38  | TURNER FUNDS 2000 ANNUAL REPORT


SCHEDULE OF INVESTMENTS
TURNER TECHNOLOGY FUND
September 30, 2000

                                                     Value
                                         Shares      (000)


--------------------------------------------------------------------------------
COMMON STOCKS--99.5%
--------------------------------------------------------------------------------
COMPUTERS & SERVICES--14.5%
--------------------------------------------------------------------------------
Brocade Communications System*           16,330  $   3,854
EMC-Mass*                                41,630      4,127
Redback Networks*                        21,510      3,528
StorageNetworks*                         40,080      4,096
Sun Microsystems*                        43,170      5,040
Veritas Software*                        27,450      3,898
                                                 ---------
Total Computers & services                          24,543
                                                 ---------

--------------------------------------------------------------------------------
DRUGS--3.5%
--------------------------------------------------------------------------------
Medimmune*                               66,120      5,108
Shire Pharmaceuticals ADR*               17,270        891
                                                 ---------
Total Drugs                                          5,999
                                                 ---------

--------------------------------------------------------------------------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT--6.4%
--------------------------------------------------------------------------------
Celestica*                               56,290      3,898
Flextronics International Ltd.*          41,500      3,408
Jabil Circuit*                           61,050      3,465
                                                 ---------
Total Electronic & other electrical
    equipment                                       10,771
                                                 ---------

--------------------------------------------------------------------------------
FIBER OPTICS--10.9%
--------------------------------------------------------------------------------
CIENA*                                   39,170      4,810
Corning                                  19,330      5,741
Newport                                  15,350      2,445
Sycamore Networks*                       50,260      5,428
                                                 ---------
Total Fiber optics                                  18,424
                                                 ---------

--------------------------------------------------------------------------------
INTERNET SERVICES--9.7%
--------------------------------------------------------------------------------
@Road*                                   29,170        210
Ariba*                                   23,550      3,374
Clarent*                                105,220      4,143
Commerce One*                            61,900      4,859
VeriSign*                                18,820      3,812
                                                 ---------
Total Internet services                             16,398
                                                 ---------

--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES--2.1%
--------------------------------------------------------------------------------
Millennium Pharmaceuticals*              24,120      3,523
                                                 ---------
Total Medical products & services                    3,523
                                                 ---------

--------------------------------------------------------------------------------
NETWORKING PRODUCTS & SERVICES--14.9%
--------------------------------------------------------------------------------
Cisco Systems*                          153,160      8,462
Corvis*                                  45,160      2,757
Extreme Networks*                        41,090      4,705

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
Juniper Networks*                        24,600  $   5,386
Oni Systems*                             46,340      4,000
                                                 ---------
Total Networking products & services                25,310
                                                 ---------

--------------------------------------------------------------------------------
SEMICONDUCTORS/INSTRUMENTS--15.4%
--------------------------------------------------------------------------------
Applied Micro Circuits*                  19,130      3,961
Broadcom, Cl A*                          15,660      3,817
Cree*                                    28,700      3,336
Globespan*                               38,070      4,644
Marvell Technology Group Ltd.*           20,780      1,603
PMC-Sierra*                              23,070      4,966
Xilinx*                                  44,790      3,835
                                                 ---------
Total Semiconductors/instruments                    26,162
                                                 ---------

--------------------------------------------------------------------------------
SOFTWARE & PROGRAMMING--8.8%
--------------------------------------------------------------------------------
BEA Systems*                             59,280      4,616
I2 Technologies*                         35,960      6,727
Siebel Systems*                          31,800      3,540
                                                 ---------
Total Software & programming                        14,883
                                                 ---------

--------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATIONS--10.7%
--------------------------------------------------------------------------------
Nokia ADR                                97,800      3,894
Nortel Networks                         120,820      7,196
Sonus Networks*                          24,430      3,087
Terayon*                                114,010      3,869
                                                 ---------
Total Telephones & telecommunications               18,046
                                                 ---------

--------------------------------------------------------------------------------
WIRELESS EQUIPMENT--2.6%
--------------------------------------------------------------------------------
Aether Systems*                          41,640      4,393
                                                 ---------
Total Wireless equipment                             4,393
                                                 ---------

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $165,461)                                168,452
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--99.5%
    (COST $165,461)                                168,452
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET--0.5%                   901
--------------------------------------------------------------------------------

TOTAL NET ASSETS--100%                             $169,353
--------------------------------------------------------------------------------


* Non-income producing security
ADR - American Depository Receipt
Cl - Class
Ltd. - Limited
The accompanying notes are an integral part of the financial statements.



                                            Turner funds 2000 annual Report | 39

FINANCIAL STATEMENTS



SCHEDULE OF INVESTMENTS
TURNER B2B E-COMMERCE FUND
September 30, 2000

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCKS--82.5%
--------------------------------------------------------------------------------
BROADCASTING, NEWSPAPERS & ADVERTISING--1.6%
--------------------------------------------------------------------------------
Getty Images*                             7,340   $    223
                                                  --------
Total Broadcasting, newspapers &
    advertising                                        223
                                                  --------

--------------------------------------------------------------------------------
COMPUTERS & SERVICES--10.3%
--------------------------------------------------------------------------------
EMC-Mass*                                 2,360        234
McData, Cl B*                             2,080        256
StorageNetworks*                          2,840        290
Sun Microsystems*                         2,960        346
Veritas Software*                         2,080        295
                                                  --------
Total Computers & services                           1,421
                                                  --------

--------------------------------------------------------------------------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT--7.6%
--------------------------------------------------------------------------------
Celestica*                                4,020        278
Flextronics International Ltd.*           2,500        205
Jabil Circuit*                            5,690        323
Sanmina*                                  2,570        241
                                                  --------
Total Electronic & other electrical
    equipment                                        1,047
                                                  --------

--------------------------------------------------------------------------------
FINANCIAL SERVICES--1.5%
--------------------------------------------------------------------------------
American Express                          3,280        199
                                                  --------
Total Financial services                               199
                                                  --------

--------------------------------------------------------------------------------
INTERNET SERVICES--35.5%
--------------------------------------------------------------------------------
@Road*                                   20,000        144
Agile Software*                           3,560        320
America Online*                           6,360        342
Ariba*                                    2,090        299
Art Technology Group*                     3,150        299
Click Commerce*                           7,530        322
Commerce One*                             6,100        479
Freemarkets*                              3,630        207
Matrixone*                                6,130        245
Niku*                                    12,890        314
PurchasePro.com*                          3,300        290
Support.com*                              7,650        234
Tibco Software*                           4,630        391
Vastera*                                 13,670        301
VeriSign*                                 1,160        235
VerticalNet*                              5,650        199
webMethods*                               2,210        254
                                                  --------
Total Internet services                              4,875
                                                  --------

                                    Shares/face      Value
                                   amount (000)      (000)
--------------------------------------------------------------------------------
NETWORKING PRODUCTS & SERVICES--5.6%
--------------------------------------------------------------------------------
Cisco Systems*                            6,770   $    374
Inrange Technologies, Cl B*               3,660        194
Network Appliance*                        1,630        208
                                                  --------
Total Networking products & services                   776
                                                  --------

--------------------------------------------------------------------------------
SOFTWARE & PROGRAMMING--19.2%
--------------------------------------------------------------------------------
BEA Systems*                              4,190        326
Check Point Software Technologies*        1,560        246
Descartes Systems Group*                  5,130        254
I2 Technologies*                          1,850        346
Intuit*                                   6,780        387
Manugistics Group*                        2,210        217
Mercury Interactive*                      2,170        340
Rational Software*                        4,560        316
Siebel Systems*                           1,840        205
                                                  --------
Total Software & programming                         2,637
                                                  --------

--------------------------------------------------------------------------------
TRANSPORTATION SERVICES--1.2%
--------------------------------------------------------------------------------
United Parcel Service, Cl B               2,910        164
                                                  --------
Total Transportation services                          164
                                                  --------

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $9,453)                                   11,342
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--3.1%
--------------------------------------------------------------------------------
JP Morgan
    6.650%, dated 09/29/00, matures
    10/02/00, repurchase price $422,323
    (collateralized by GNMA, total par
    value $500,889, 6.500%, matures
    11/15/28, total maket value $430,690)  $422        422

--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (COST $422)                                        422
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--85.6%
    (COST $9,875)                                   11,764
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET--14.4%                1,986
--------------------------------------------------------------------------------

TOTAL NET ASSETS--100%                              $13,750
--------------------------------------------------------------------------------

*Non-income producing security
Cl - Class
GNMA - Government National Mortgage Association
Ltd. - Limited
The accompanying notes are an integral part of the financial statements.



40  | TURNER FUNDS 2000 ANNUAL REPORT


SCHEDULE OF INVESTMENTS
TURNER WIRELESS & COMMUNICATIONS FUND
September 30, 2000

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCKS--97.1%
--------------------------------------------------------------------------------
COMPUTERS & SERVICES--6.1%
--------------------------------------------------------------------------------
Brocade Communications System*            1,960   $    463
Redback Networks*                         3,400        558
StorageNetworks*                          4,550        465
                                                  --------
Total Computers & services                           1,486
                                                  --------

--------------------------------------------------------------------------------
FIBER OPTICS--10.8%
--------------------------------------------------------------------------------
CIENA*                                    5,920        727
Corning                                   2,300        683
Exfo Electro Optical Engineering*        11,460        499
Sycamore Networks*                        6,490        701
                                                  --------
Total Fiber optics                                   2,610
                                                  --------

--------------------------------------------------------------------------------
INTERNET SERVICES--7.1%
--------------------------------------------------------------------------------
@Road*                                   40,000        288
Clarent*                                 10,790        425
Phone.com*                                5,160        586
Software.Com*                             2,360        428
                                                  --------
Total Internet services                              1,727
                                                  --------

--------------------------------------------------------------------------------
NETWORKING PRODUCTS & SERVICES--17.9%
--------------------------------------------------------------------------------
Cisco Systems*                           11,910        658
Corvis*                                   7,640        466
Extreme Networks*                         5,570        638
Juniper Networks*                         3,460        758
Micromuse*                                3,280        659
Oni Systems*                              9,030        779
Turnstone Systems*                        8,400        390
                                                  --------
Total Networking products & services                 4,348
                                                  --------

--------------------------------------------------------------------------------
SEMICONDUCTORS/INSTRUMENTS--27.9%
--------------------------------------------------------------------------------
Alpha Industries*                        16,790        572
Applied Micro Circuits*                   3,000        621
Broadcom, Cl A*                           2,290        558
Cree*                                     5,370        624
Globespan*                                3,860        471
Intersil Holding*                        15,520        774
Marvell Technology Group Ltd.*            3,740        288
PMC-Sierra*                               2,760        594
Transwitch*                              15,290        975
Triquint Semiconductor*                  15,600        568
Vitesse Semiconductor*                    8,250        734
                                                  --------
Total Semiconductors/instruments                     6,779
                                                  --------


                                    Shares/face      Value
                                   amount (000)      (000)
--------------------------------------------------------------------------------
SOFTWARE & PROGRAMMING--2.8%
--------------------------------------------------------------------------------
Research In Motion Ltd.*                  6,870   $    677
                                                  --------
Total Software & programming                           677
                                                  --------

--------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATIONS--14.2%
--------------------------------------------------------------------------------
Anaren Microwave*                         4,810        652
Comverse Technology*                      7,080        765
Cosine Communications*                    5,070        282
Nokia ADR                                14,930        594
Nortel Networks                          11,710        698
Sonus Networks*                           3,530        446
                                                  --------
Total Telephones & telecommunications                3,437
                                                  --------

--------------------------------------------------------------------------------
Wireless equipment--10.3%
--------------------------------------------------------------------------------
Aether Systems*                           8,580        905
Palm*                                    17,860        946
Powerwave Technologies*                  17,130        650
                                                  --------
Total Wireless equipment                             2,501
                                                  --------

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $22,030)                                  23,565
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--4.3%
--------------------------------------------------------------------------------
JP Morgan
    6.650%, dated 09/29/00, matures
    10/02/00, repurchase price
    $1,051,752 (collateralized by
    GNMA, total par value $1,247,413,
    6.500%, matures 11/15/28, total
    maket value $1,072,589)              $1,051      1,051

--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (COST $1,051)                                    1,051
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--101.4%
    (COST $23,081)                                  24,616
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET--(1.4%)                (344)
--------------------------------------------------------------------------------

TOTAL NET ASSETS--100%                              $24,272
--------------------------------------------------------------------------------


* Non-income producing security
ADR - American Depository Receipt
Cl - Class
GNMA - Government National Mortgage Association
Ltd. - Limited
The accompanying notes are an integral part of the financial statements.



                                            TURNER FUNDS 2000 ANNUAL REPORT | 41

FINANCIAL STATEMENTS



SCHEDULE OF INVESTMENTS
TURNER GLOBAL TOP 40 FUND
September 30, 2000

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCKS--99.2%
--------------------------------------------------------------------------------
BANKS--1.6%
--------------------------------------------------------------------------------
Bank of Tokyo-Mitsubishi Ltd. ADR        16,820   $    197
                                                  --------
Total Banks                                            197
                                                  --------

--------------------------------------------------------------------------------
COMPUTERS & SERVICES--7.6%
--------------------------------------------------------------------------------
Brocade Communications System*            1,450        342
Sun Microsystems*                         2,330        272
Veritas Software*                         2,130        302
                                                  --------
Total Computers & services                             916
                                                  --------

--------------------------------------------------------------------------------
DRUGS--4.5%
--------------------------------------------------------------------------------
Biovail*                                  2,240        182
Medimmune*                                2,470        191
Teva Pharmaceutical Industries ADR        2,340        171
                                                  --------
Total Drugs                                            544
                                                  --------

--------------------------------------------------------------------------------
ELECTRICAL SERVICES--0.4%
--------------------------------------------------------------------------------
Independent Energy Holdings ADR*         20,530         51
                                                  --------
Total Electrical services                               51
                                                  --------

--------------------------------------------------------------------------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT--5.9%
--------------------------------------------------------------------------------
Celestica*                                5,060        350
Flextronics International Ltd.*           4,400        361
                                                  --------
Total Electronic & other electrical
    equipment                                          711
                                                  --------

--------------------------------------------------------------------------------
ENERGY--1.3%
--------------------------------------------------------------------------------
Ballard Power Systems*                    1,440        157
                                                  --------
Total Energy                                           157
                                                  --------

--------------------------------------------------------------------------------
FIBER OPTICS--10.5%
--------------------------------------------------------------------------------
CIENA*                                    2,420        297
Corning                                   1,340        398
Sycamore Networks*                        2,060        223
Tycom Ltd.*                               8,970        344
                                                  --------
Total Fiber optics                                   1,262
                                                  --------

--------------------------------------------------------------------------------
HOTELS & AMUSEMENT SERVICES--2.1%
--------------------------------------------------------------------------------
Four Seasons Hotels                       3,400        249
                                                  --------
Total Hotels & amusement services                      249
                                                  --------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
INSURANCE--2.1%
--------------------------------------------------------------------------------
Manulife Financial                       12,170   $    253
                                                  --------
Total Insurance                                        253
                                                  --------

--------------------------------------------------------------------------------
INTERNET SERVICES--6.9%
--------------------------------------------------------------------------------
Ariba*                                    1,760        252
Commerce One*                             4,410        346
VeriSign*                                 1,190        241
                                                  --------
Total Internet services                                839
                                                  --------

--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT SERVICES--2.1%
--------------------------------------------------------------------------------
Amvescap ADR                              2,310        256
                                                  --------
Total Investment management services                   256
                                                  --------

--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES--1.6%
--------------------------------------------------------------------------------
Qiagen*                                   4,160        196
                                                  --------
Total Medical products & services                      196
                                                  --------

--------------------------------------------------------------------------------
MULITMEDIA--1.9%
--------------------------------------------------------------------------------
Reuters Group ADR                         2,080        234
                                                  --------
Total Mulitmedia                                       234
                                                  --------

--------------------------------------------------------------------------------
NETWORKING PRODUCTS & SERVICES--8.5%
--------------------------------------------------------------------------------
Cisco Systems*                            9,320        515
Corvis*                                     570         35
Juniper Networks*                         1,640        359
Turnstone Systems*                        2,560        119
                                                  --------
Total Networking products & services                 1,028
                                                  --------

--------------------------------------------------------------------------------
SEMICONDUCTORS/INSTRUMENTS--10.0%
--------------------------------------------------------------------------------
Applied Micro Circuits*                   1,610        333
Broadcom, Cl A*                           1,250        305
PMC-Sierra*                               1,290        278
Xilinx*                                   3,380        289
                                                  --------
Total Semiconductors/instruments                     1,205
                                                  --------

--------------------------------------------------------------------------------
SOFTWARE & PROGRAMMING--9.9%
--------------------------------------------------------------------------------
Check Point Software Technologies*        2,690        424
Descartes Systems Group*                  4,900        243
I2 Technologies*                          1,580        296
Siebel Systems*                           2,050        228
                                                  --------
Total Software & programming                         1,191
                                                  --------



42  | TURNER FUNDS 2000 ANNUAL REPORT

SCHEDULE OF INVESTMENTS
TURNER GLOBAL TOP 40 FUND

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATIONS--16.1%
--------------------------------------------------------------------------------
China Mobile (Hong Kong)
    Ltd. ADR*                             9,100   $    295
Deutsche Telekom ADR*                     7,340        251
Global Crossing Ltd.*                    10,540        327
Microcell Telecommunications*             4,750        138
Nokia ADR                                 6,430        256
Nortel Networks                           7,310        435
Telefonos de Mexico ADR                   4,660        248
                                                  --------
Total Telephones & telecommunications                1,950
                                                  --------

--------------------------------------------------------------------------------
THERAPEUTICS--2.1%
--------------------------------------------------------------------------------
Celltech Group ADR*                       6,470        253
                                                  --------
Total Therapeutics                                     253
                                                  --------

--------------------------------------------------------------------------------
TRANSPORTATION SERVICES--1.9%
--------------------------------------------------------------------------------
Canadian Pacific Ltd.                     8,710        227
                                                  --------
Total Transportation services                          227
                                                  --------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
UTILITIES/COMMUNICATIONS--2.2%
--------------------------------------------------------------------------------
Teekay Shipping                           5,530   $    260
                                                  --------
Total Utilities/communications                         260
                                                  --------

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $11,612)                                  11,979
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--99.2%
    (COST $11,612)                                  11,979
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET--0.8%                   101
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL NET ASSETS--100%                              $12,080
--------------------------------------------------------------------------------


* Non-income producing security
ADR - American Depository Receipt
Cl - Class
Ltd. - Limited
The accompanying notes are an integral part of the financial statements.



                                            TURNER FUNDS 2000 ANNUAL REPORT | 43

FINANCIAL STATEMENTS



STATEMENT OF NET ASSETS
TURNER SELECT GROWTH EQUITY FUND
September 30, 2000

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
COMMON STOCKS--99.9%
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE EQUIPMENT--1.2%
--------------------------------------------------------------------------------
United Technologies                         820   $     57
                                                  --------
Total Aerospace/defense equipment                       57
                                                  --------

--------------------------------------------------------------------------------
COMPUTERS & SERVICES--12.8%
--------------------------------------------------------------------------------
Brocade Communications System*              300         71
EMC-Mass*                                 2,260        224
Redback Networks*                           270         44
Sun Microsystems*                         1,560        182
Veritas Software*                           540         77
                                                  --------
Total Computers & services                             598
                                                  --------

--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING--9.1%
--------------------------------------------------------------------------------
General Electric                          7,360        425
                                                  --------
Total Diversified manufacturing                        425
                                                  --------

--------------------------------------------------------------------------------
DRUGS--10.4%
--------------------------------------------------------------------------------
Abbott Laboratories                         970         46
American Home Products                    1,620         92
Medimmune*                                  710         55
Pfizer                                    5,172        232
Pharmacia                                 1,010         61
                                                  --------
Total Drugs                                            486
                                                  --------

--------------------------------------------------------------------------------
ELECTRICAL SERVICES--1.0%
--------------------------------------------------------------------------------
AES*                                        690         47
                                                  --------
Total Electrical services                               47
                                                  --------

--------------------------------------------------------------------------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT--2.4%
--------------------------------------------------------------------------------
Celestica*                                  900         62
Flextronics International Ltd.*             590         49
                                                  --------
Total Electronic & other electrical
    equipment                                          111
                                                  --------

--------------------------------------------------------------------------------
FIBER OPTICS--10.4%
--------------------------------------------------------------------------------
CIENA*                                      780         96
Corning                                     470        140
JDS Uniphase*                               960         91
SDL*                                        150         46
Sycamore Networks*                          580         63
Tycom Ltd.*                               1,250         48
                                                  --------
Total Fiber optics                                     484
                                                  --------

                                                     Value
                                         Shares      (000)
--------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO--2.2%
--------------------------------------------------------------------------------
Anheuser-Busch                            1,150   $     49
Pepsico                                   1,140         52
                                                  --------
Total Food, beverage & tobacco                         101
                                                  --------

--------------------------------------------------------------------------------
INSURANCE--1.1%
--------------------------------------------------------------------------------
American International Group                540         52
                                                  --------
Total Insurance                                         52
                                                  --------

--------------------------------------------------------------------------------
INTERNET SERVICES--7.6%
--------------------------------------------------------------------------------
America Online*                           3,310        178
Ariba*                                      440         63
Commerce One*                               620         49
VeriSign*                                   310         63
                                                  --------
Total Internet services                                353
                                                  --------

--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES--5.4%
--------------------------------------------------------------------------------
Amgen*                                    1,650        115
Genentech*                                  410         76
Millennium Pharmaceuticals*                 400         58
                                                  --------
Total Medical products & services                      249
                                                  --------

--------------------------------------------------------------------------------
MULITMEDIA--2.1%
--------------------------------------------------------------------------------
Time Warner                               1,250         98
                                                  --------
Total Mulitmedia                                        98
                                                  --------

--------------------------------------------------------------------------------
NETWORKING PRODUCTS & SERVICES--13.1%
--------------------------------------------------------------------------------
Cisco Systems*                            8,130        449
Corvis*                                     330         20
Juniper Networks*                           440         96
Network Appliance*                          370         47
                                                  --------
Total Networking products & services                   612
                                                  --------

--------------------------------------------------------------------------------
PIPELINEs--1.4%
--------------------------------------------------------------------------------
Enron                                       720         63
                                                  --------
Total Pipelines                                         63
                                                  --------

--------------------------------------------------------------------------------
SEMICONDUCTORS/INSTRUMENTS--5.4%
--------------------------------------------------------------------------------
Applied Micro Circuits*                     300         62
Broadcom, Cl A*                             300         73
PMC-Sierra*                                 290         62
Xilinx*                                     630         54
                                                  --------
Total Semiconductors/instruments                       251
                                                  --------



44  | TURNER FUNDS 2000 ANNUAL REPORT

STATEMENT OF NET ASSETS

TURNER SELECT GROWTH EQUITY FUND

                                    Shares/face      Value
                                   amount (000)      (000)

--------------------------------------------------------------------------------
SOFTWARE & PROGRAMMING--9.5%
--------------------------------------------------------------------------------
BEA Systems*                                760   $     59
Check Point Software Technologies*          310         49
I2 Technologies*                            400         75
Oracle*                                   2,300        181
Siebel Systems*                             690         77
                                                  --------
Total Software & programming                           441
                                                  --------

--------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATIONS--3.9%
--------------------------------------------------------------------------------
Nokia ADR                                 2,360         94
Nortel Networks                           1,430         85
                                                  --------
Total Telephones & telecommunications                  179
                                                  --------

--------------------------------------------------------------------------------
WIRELESS EQUIPMENT--0.9%
--------------------------------------------------------------------------------
Palm*                                       800         42
                                                  --------
Total Wireless equipment                                42
                                                  --------

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (COST $4,597)                                    4,649
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.5%
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter
    6.300%, dated 09/29/00, matures
    10/02/00, repurchase price $25,420
    (collateralized by U.S. Treasury Bond,
    total par value $25,369, 9.875%,
    matures 11/15/15, total maket
    value $26,052)                          $25         25

--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (COST $25)                                          25
--------------------------------------------------------------------------------

                                                     VALUE
                                                     (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--100.4%
    (COST $4,622)                                   $4,674
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET--(0.4%)
--------------------------------------------------------------------------------
Investment securities purchased                       (246)
Other assets & liabilities, net                        228

--------------------------------------------------------------------------------
TOTAL OTHER ASSETS & LIABILITIES, NET                  (18)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------
Portfolio capital (unlimited authorization--
    no par value) based on 474,403
    outstanding shares of beneficial interest        4,997
Accumulated net realized loss on investments          (393)
Net unrealized appreciation on investments              52

--------------------------------------------------------------------------------
TOTAL NET ASSETS--100%                               $4,656
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE                          $9.81
--------------------------------------------------------------------------------


* Non-income producing security
ADR - American Depository Receipt
Cl-- Class
Ltd. - Limited
The accompanying notes are an integral part of the financial statements.



                                            TURNER FUNDS 2000 ANNUAL REPORT | 45

FINANCIAL STATEMENTS



STATEMENT OF NET ASSETS
TURNER SHORT DURATION GOVERNMENT FUNDS-
ONE YEAR PORTFOLIO
September 30, 2000

                                    Face amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--12.2%
--------------------------------------------------------------------------------
U.S. Treasury Note
    8.000%, 05/15/01                     $1,000   $  1,010
U.S. Treasury Note (A)
    3.625%, 07/15/02                      3,788      3,785

--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (COST $4,729)                                    4,795
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--14.8%
--------------------------------------------------------------------------------
FHLMC (C)
    6.770%, 05/24/01                      4,000      3,840
FNMA, MTN
    6.290%, 09/11/01                      2,000      1,993

--------------------------------------------------------------------------------
Total U.S. Government agency obligations
    (Cost $5,808)                                    5,833
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED
    SECURITIES--37.9%
--------------------------------------------------------------------------------
FHLMC
    Pool #184967
    7.750%, 08/01/08                        278        281
FHLMC CMO/REMIC
    Ser 1106, Cl E
    7.500%, 07/15/06                         88         88
    Ser 1361, Cl D
    6.000%, 11/15/05                         68         68
    Ser 1416, Cl PG
    6.500%, 07/15/18                        143        142
    Ser 1430, Cl G
    7.000%, 10/15/18                         35         35
    Ser 1434, Cl G
    6.750%, 03/15/19                        310        309
    Ser 1457, Cl PH
    7.000%, 06/15/06                         74         74
    Ser 1465, Cl E
    6.500%, 09/15/06                        588        586
    Ser 1501, Cl G
    6.400%, 05/15/18                        802        798
    Ser 161, Cl F
    9.500%, 06/15/06                         62         63
    Ser 1880, Cl PA
    7.000%, 04/15/08                      3,039      3,034

--------------------------------------------------------------------------------
                                    Face amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
FHLMC CMO/REMIC (B)
    Ser 1862, Cl FD
    7.735%, 12/15/22                    $    65   $     65
    Ser 1900, Cl FA
    7.175%, 03/15/09                         60         60
FNMA
    Pool #77593
    8.000%, 09/01/13                        342        350
FNMA CMO/REMIC
    Ser 1997-5, Cl A
    7.000%, 01/18/21                      1,852      1,846
    Ser 1998-44, Cl TB
    6.000%, 01/18/08                        448        445
    Ser 1998-45, Cl PB
    6.000%, 05/18/12                        821        815
FNMA CMO/REMIC (B)
    Ser 1993-76, Cl F
    7.156%, 06/25/08                        558        561
GNMA
    Pool #8108
    7.375%, 03/20/16                        259        261
GNMA ARM (B)
    Pool #8111
    7.375%, 03/20/16                        731        737
    Pool #8254
    6.750%, 08/20/17                        844        852
    Pool #8266
    6.750%, 09/20/17                        472        476
    Pool #8287
    7.125%, 11/20/17                        266        269
    Pool #8297
    7.125%, 12/20/17                        266        268
    Pool #8321
    7.375%, 02/20/18                        720        726
    Pool #8333
    7.375%, 03/20/18                        246        249
    Pool #8345
    7.375%, 04/20/18                        310        313
    Pool #8366
    7.375%, 06/20/18                        387        390
    Pool #8392
    6.750%, 08/20/18                        240        242
    Pool #8404
    6.750%, 09/20/18                         30         30



46  | TURNER FUNDS 2000 ANNUAL REPORt



STATEMENT OF NET ASSETS
TURNER SHORT DURATION GOVERNMENT FUNDS-
ONE YEAR PORTFOLIO

                                    Face amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
    Pool #8405
    6.750%, 09/20/18                    $    68   $     68
    Pool #8462
    7.375%, 02/20/19                         35         35
    Pool #8489
    7.375%, 04/20/19                        344        347

--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-
    BACKED SECURITIES (COST $14,849)                14,883
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--13.7%
--------------------------------------------------------------------------------
CREDIT CARDS--1.1%
--------------------------------------------------------------------------------
Dayton Hudson Credit Card
    Master Trust,
    Ser 1, Cl A
    6.250%, 08/25/05                        390        387
Fleet Credit Card Master Trust,
    Ser 1998-A, Cl A
    6.661%, 07/15/03                         40         40
                                                  --------
Total Credit cards                                     427
                                                  --------


--------------------------------------------------------------------------------
MORTGAGE RELATED--12.6%
--------------------------------------------------------------------------------
BA Mortgage Securities, CMO,
    Ser 2, Cl 2A1
    7.250%, 10/25/27                        478        477
Countrywide Funding,
    Ser 13, Cl A4
    6.500%, 06/25/09                        108        107
GE Capital Mortgage Services,
    Ser 11, Cl A2
    6.000%, 07/25/29                        500        491
Hyundai Auto Receivables Trust,
    Ser A, Cl A2
    6.050%, 07/15/04                        632        628
Morgan Stanley Capital I,
    Ser C1, Cl A1A
    6.850%, 02/15/20                          5          5
PeopleFirst.Com Auto Receivables
    Owner Trust,
    Ser 1, Cl A1
    6.415%, 05/15/02                         45         45

                                    Face amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
Prudential Home Mortgage
    Securities, CMO,
    Ser 5, Cl A3
    7.000%, 02/25/24                     $1,200   $  1,194
Residential Funding Mortgage
    Securitization I,
    Ser S39, Cl A8
    7.500%, 11/25/07                        484        485
WFS Financial Owner Trust,
    Ser 2000-C, Cl A2
    7.010%, 08/20/03                      1,525      1,527
                                                  --------
Total Mortgage related                               4,959
                                                  --------

--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (COST $5,377)                                    5,386
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--21.3%
--------------------------------------------------------------------------------
JP Morgan
    6.650%, dated 09/29/00, matures
    10/02/00, repurchase price $8,374,409
    (collateralized by GNMA, total par
    value $8,898,860, 6.500%-8.000%,
    matures 10/15/28-09/15/30,
    total maket value $8,540,320)         8,373      8,373

--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (COST $8,373)                                    8,373
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--99.9%
    (COST $39,136)                                  39,270
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET--0.1%                    29
--------------------------------------------------------------------------------



                                            TURNER FUNDS 2000 ANNUAL REPORT | 47

FINANCIAL STATEMENTS




STATEMENT OF NET ASSETS
TURNER SHORT DURATION GOVERNMENT FUNDS-
ONE YEAR PORTFOLIO

                                                     Value
                                                     (000)
--------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------
Portfolio capital of class I shares
    (unlimited authorization--no par value)
    based on 3,021,247 outstanding shares
    of beneficial interest                        $ 30,283
Portfolio capital of class II shares
    (unlimited authorization--no par value)
    based on 885,163 outstanding shares
    of beneficial interest                           8,935
Distributions in excess of net investment
    income                                             (47)
Accumulated net realized loss on investments (6)
Net unrealized appreciation on investments             134

--------------------------------------------------------------------------------
TOTAL NET ASSETS--100%                              $39,299
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE--CLASS I                 $10.05
--------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE--CLASS II                $10.09
--------------------------------------------------------------------------------

(A) TIP - Treasury inflation protection note
(B) Floating Rate Security - The rate reflected on the statement of net assets is the rate in effect on September 30, 2000.
(C) Discount Note - The rate reflected on the statement of net assets is the discount rate of the security at time of purchase.
ARM - Adjustable Rate Mortgage
Cl - Class
CMO - Collateralized Mortgage Obligation
FHLMC - Federal Home Loan Mortgage Association F
NMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
MTN - Medium Term Note
REMIC - Real Estate Mortgage Investment Conduit
Ser - Series
The accompanying notes are an integral part of the financial statements.


48  | TURNER FUNDS 2000 ANNUAL REPORT

STATEMENT OF NET ASSETS
TURNER SHORT DURATION GOVERNMENT FUNDS-
THREE YEAR PORTFOLIO
September 30, 2000

                                    Face amount      Value
                                          (000)      (000)


--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--25.9%
--------------------------------------------------------------------------------
U.S. Treasury Notes
    8.000%, 05/15/01                     $4,311   $  4,354
    6.000%, 08/15/09                      1,696      1,705
U.S. Treasury Notes (A)
    3.625%, 07/15/02                      6,523      6,519

--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (COST $12,427)                                  12,578
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--0.7%
--------------------------------------------------------------------------------
FNMA, MTN
    6.710%, 03/13/02                        360        359

--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (COST $361)                                        359
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED
    SECURITIES--53.4%
--------------------------------------------------------------------------------
FHLMC
    Pool #C34889
    7.500%, 12/01/29                        391        391
    Pool #G10288
    6.000%, 09/01/09                        330        321
    Pool #G10446
    6.500%, 02/01/11                        690        677
FHLMC CMO/REMIC
    Ser 1093, Cl F
    7.500%, 06/15/06                        299        301
    Ser 1361, Cl D
    6.000%, 11/15/05                         89         88
    Ser 1380, Cl K
    6.750%, 10/15/07                        648        646
    Ser 1411, Cl G
    6.500%, 07/15/18                        203        202
    Ser 1430, Cl G
    7.000%, 10/15/18                         91         91
    Ser 1434, Cl G
    6.750%, 03/15/19                        310        309
    Ser 1457, Cl PH
    7.000%, 06/15/06                        465        465
    Ser 1465, Cl E
    6.500%, 09/15/06                        245        244
    Ser 1501, Cl G
    6.400%, 05/15/18                        283        282

                                    Face amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
    Ser 161, Cl F
    9.500%, 06/15/06                    $ 1,405   $  1,439
    Ser 2043, Cl CD
    6.000%, 09/15/16                        570        562
FHLMC CMO/REMIC (B)
    Ser 1862, Cl FD
    7.735%, 12/15/22                        351        351
    Ser 1900, Cl FA
    7.175%, 03/15/09                        547        548
FNMA
    Pool #250477
    6.000%, 01/01/11                        249        240
    Pool #252209
    6.000%, 02/01/19                      1,147      1,088
    Pool #303096
    7.500%, 12/01/09                      1,086      1,098
    Pool #547823
    8.000%, 07/01/30                        802        812
    Pool #551394
    8.000%, 09/01/30                        850        861
    Pool #6222
    9.000%, 04/01/16                        231        242
    Pool #7239
    8.000%, 08/01/08                        765        782
    Pool #8245
    8.000%, 12/01/08                        466        476
FNMA CMO/REMIC
    Ser 1991-133, Cl Z
    8.000%, 09/25/06                      2,030      2,063
    Ser 1991-72, Cl G
    8.000%, 07/25/06                        247        252
    Ser 1993-106, Cl D
    6.650%, 12/25/11                      1,000        995
    Ser 1993-194, Cl PH
    6.000%, 11/25/05                        386        384
    Ser 1998-36, Cl PA
    6.250%, 07/18/13                        831        825
    Ser 1998-44, Cl TB
    6.000%, 01/18/08                        448        445
    Ser 1998-45, Cl PB
    6.000%, 05/18/12                        821        815
GNMA
    Pool #2707
    5.500%, 01/20/14                         68         64



                                            TURNER FUNDS 2000 ANNUAL REPORT | 49

FINANCIAL STATEMENTS




STATEMENT OF NET ASSETS
TURNER SHORT DURATION GOVERNMENT FUNDS-
THREE YEAR PORTFOLIO

                                    Face amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
    Pool #2802
    5.500%, 07/20/14                    $    64  $      59
    Pool #2843
    5.500%, 11/20/14                        848        794
    Pool #351122
    6.500%, 07/15/08                        478        472
    Pool #357343
    6.500%, 10/15/08                        191        188
    Pool #462486
    6.500%, 01/15/13                      1,306      1,264
    Pool #68224
    8.000%, 06/15/12                        906        926
    Pool #8108
    7.375%, 03/20/16                      1,146      1,156
GNMA ARM (B)
    Pool #8254
    6.750%, 08/20/17                        794        800
    Pool #8264
    6.750%, 09/20/17                        563        568
    Pool #8266
    6.750%, 09/20/17                        606        611
    Pool #8320
    7.375%, 02/20/18                        561        566
    Pool #8426
    7.125%, 11/20/18                        167        169

--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-
    BACKED SECURITIES (COST $25,857)                25,932
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--17.8%
--------------------------------------------------------------------------------

CREDIT CARDS--2.9%
--------------------------------------------------------------------------------
Fleet Credit Card Master Trust,
    Ser 1998-A, Cl A
    6.661%, 07/15/03                      1,400      1,400
                                                  --------
Total Credit cards                                   1,400
                                                  --------

--------------------------------------------------------------------------------
MORTGAGE RELATEd--14.9%
--------------------------------------------------------------------------------
BA Mortgage Securities, CMO,
    Ser 2, Cl 2A1
    7.250%, 10/25/27                        478        477
GE Capital Mortgage Services,
    Ser 11, Cl A2
    6.000%, 07/25/29                      1,000        983

                                    Face amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
Goldman Sachs Mortgage Securities,
    Ser C1, Cl A1
    6.060%, 10/18/30                     $  897  $      868
Hyundai Auto Receivables Trust,
    Ser A, Cl A2
    6.050%, 07/15/04                        694        690
PeopleFirst.Com Auto Receivables
    Owner Trust,
    Ser 1, Cl A1
    6.415%, 05/15/02                        314        314
Prudential Home Mortgage
    Securities, CMO,
    Ser 5, Cl A3
    7.000%, 02/25/24                        950        945
Residential Funding Mortgage
    Securitization I,
    Ser S23, Cl A7
    6.500%, 06/25/08                         69         68
Residential Funding Mortgage
    Securitization I,
    Ser S39, Cl A8
    7.500%, 11/25/07                        484        485
Securitized Asset Sales,
    Ser 7, Cl TA2
    6.250%, 12/25/23                      1,461      1,448
Structured Asset Securities, CMO,
    Ser 2, Cl 1A
    7.183%, 10/30/07                        981        979
                                                  --------
Total Mortgage related                               7,257
                                                  --------

--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (COST $8,666)                                    8,657
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--1.0%
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter
    6.300%, dated 09/29/00, matures
    10/02/00, repurchase price $457,494
    (collateralized by U.S. Treasury Note,
    total par value $456,576, 9.875%,
    matures 11/15/15, total maket
    value $468,871)                         457        457

--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (Cost $457)                                        457
--------------------------------------------------------------------------------



50  | TURNER FUNDS 2000 ANNUAL REPORT



STATEMENT OF NET ASSETS
TURNER SHORT DURATION GOVERNMENT FUNDS-
THREE YEAR PORTFOLIO

                                                     Value
                                                     (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--98.8%
    (COST $47,768)                                 $47,983
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET--1.2%                   588
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------
Portfolio capital of class I shares
    (unlimited authorization--no par value)
    based on 4,286,271 outstanding shares
    of beneficial interest                          42,404
Portfolio capital of class II shares
    (unlimited authorization--no par value)
    based on 662,198 outstanding shares
    of beneficial interest                           6,422
Distributions in excess of net investment
    income                                             (62)
Accumulated net realized loss on investments          (408)
Net unrealized appreciation on investments             215

--------------------------------------------------------------------------------
Total net assets--100%                              $48,571
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE--CLASS I               $9.82
--------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE--CLASS II              $9.78
--------------------------------------------------------------------------------

(A) TIP - Treasury inflation protection note
(B) Floating Rate Security - The rate reflected on the statement of net assets is the rate in effect on September 30, 2000.
ARM - Adjustable Rate Mortgage
Cl - Class
CMO - Collateralized Mortgage Obligation
FHLMC - Federal Home Loan Mortgage Association
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
MTN - Medium Term Note
REMIC - Real
Estate Mortgage Investment Conduit
Ser - Series The accompanying notes are an integral part of the financial statements.


                                            TURNER FUNDS 2000 ANNUAL REPORT | 51

FINANCIAL STATEMENTS



STATEMENT OF NET ASSETS
TURNER CORE HIGH QUALITY FIXED INCOME FUND
September 30, 2000

                                    Face amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--31.5%
--------------------------------------------------------------------------------
U.S. Treasury Bonds (C)
    8.125%, 05/15/21                    $   950   $  1,171
    8.125%, 08/15/19                        420        513
    7.500%, 11/15/16                        345        393
    5.250%, 11/15/28                        140        125
U.S. Treasury Notes (C)
    7.000%, 07/15/06                      1,083      1,139
U.S. Treasury Notes (A)
    3.625%, 01/15/08                        764        746
    3.375%, 01/15/07                        327        316

--------------------------------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
    (COST $4,348)                                    4,403
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED
    SECURITIES--57.5%
--------------------------------------------------------------------------------
FHLMC
    Pool #C00784
    6.000%, 06/01/29                        581        544
    Pool #C16814
    7.500%, 10/01/28                        339        338
FHLMC CMO/REMIC
    Ser 1380, Cl K
    6.750%, 10/15/07                        168        168
    Ser 1465, Cl E
    6.500%, 09/15/06                        195        194
    Ser 1538, Cl J
    6.500%, 06/15/08                        160        156
    Ser 161, Cl F
    9.500%, 06/15/06                        261        268
    Ser 2097, Cl PX
    6.000%, 10/15/27                        258        239
FNMA
    Pool #250477
    6.000%, 01/01/11                         70         67
    Pool #323715
    6.000%, 05/01/29                        573        535
    Pool #489836
    6.000%, 06/01/14                        861        828
    Pool #514768
    7.000%, 12/01/29                         98         96
    Pool #540607
    7.500%, 06/01/30                        110        110

                                    Face amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
    Pool #547015
    8.000%, 07/01/30                   $    699 $      708
    Pool #551394
    8.000%, 09/01/30                         90         91
    Pool #7239
    8.000%, 08/01/08                        619        632
    Ser 53069, Cl 69
    7.000%, 09/01/30                        110        108
FNMA CMO/REMIC
    Ser 1993-198, Cl K
    6.000%, 12/25/22                        834        781
    Ser 1994-27, Cl PJ
    6.500%, 06/25/23                        680        657
    Ser 1998-63, Cl PG
    6.000%, 03/25/27                        100         93
FNMA TBA
    6.500%, 10/01/30                        822        788
GNMA
    Pool #505830
    7.500%, 09/15/29                         50         50
    Pool #521378
    6.745%, 10/15/39                        100         95
GNMA ARM (B)
    Pool #8103
    7.375%, 02/20/16                        209        211
    Pool #8266
    6.750%, 09/20/17                        176        178
GNMA CMO/REMIC
    Ser 2000-18, Cl PB
    7.500%, 06/20/29                        100        101

--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-
    BACKED SECURITIES (COST $7,978)                  8,036
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--9.9%
--------------------------------------------------------------------------------
CREDIT CARDS--3.2%
--------------------------------------------------------------------------------
Dayton Hudson Credit Card
    Master Trust,
    Ser 1, Cl A
    6.250%, 08/25/05                        450        446
                                                  --------
                                                       446
                                                  --------


52  | TURNER FUNDS 2000 ANNUAL REPORT



STATEMENT OF NET ASSETS
TURNER CORE HIGH QUALITY FIXED INCOME FUND

                                    Face amount      Value
                                          (000)      (000)
--------------------------------------------------------------------------------
MORTGAGE RELATED--6.7%
--------------------------------------------------------------------------------
Goldman Sachs Mortgage Securities,
    Ser C1, Cl A1
    6.060%, 10/18/30                     $   38   $     37
PeopleFirst.Com Auto Receivables
    Owner Trust,
    Ser 1, Cl A1
    6.415%, 05/15/02                         90         90
Prudential Home Mortgage
    Securities, CMO,
    Ser 5, Cl A3
    7.000%, 02/25/24                        500        497
WFS Financial Owner Trust,
    Ser 2000-C, Cl A2
    7.010%, 08/20/03                        310        310
                                                  --------
Total Mortgage related                                 934
                                                  --------

--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
    (COST $1,379)                                    1,380
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CORPORATE OBLIGATION--1.6%
--------------------------------------------------------------------------------
Sprint Capital
    6.125%, 11/15/08                        250        227

--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATION
    (COST $231)                                        227
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--4.1%
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter
    6.300%, dated 09/29/00, matures
    10/02/00, repurchase price $579,373
    (collateralized by U.S. Treasury Note,
    total par value $578,211, 9.875%,
    matures 11/15/15, total market
    value $593,781)                         579        579

--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
    (COST $579)                                        579
--------------------------------------------------------------------------------

                                                     Value
                                                     (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--104.6%
    (COST $14,515)                                 $14,625
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET--(4.6%)                (650)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------
Portfolio capital (unlimited authorization--
    no par value) based on 1,399,658
    outstanding shares of beneficial interest       14,173
Accumulated net realized loss on investments (308)
Net unrealized appreciation on investments             110

--------------------------------------------------------------------------------
Total net assets--100%                              $13,975
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND
    REDEMPTION PRICE PER SHARE                          $9.98
--------------------------------------------------------------------------------


(A) TIP - Treasury inflation protection note
(B) Floating Rate Security - The rate reflected on the statement of net assets is the rate in effect on September 30, 2000.
(C) Securities, or portion thereof, are pledged as collateral for TBA securities.
ARM - Adjustable Rate Mortgage
Cl - Class
CMO - Collateralized Mortgage Obligation
FHLMC - Federal Home Loan Mortgage Association
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
REMIC - Real Estate Mortgage Investment
Conduit
 Ser - Series
TBA - To Be Announced
The accompanying notes are an integral part of the financial statements.


                                            TURNER FUNDS 2000 ANNUAL REPORT | 53

FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES (000)




                                                                                 Turner Small Cap               Turner
                                                                                    Growth Fund               Top 20 Fund
                                                                                -------------------------------------------
                                                                                      9/30/00                   9/30/00
---------------------------------------------------------------------------------------------------------------------------
Assets:
---------------------------------------------------------------------------------------------------------------------------
    Investment securities at cost                                                 $    479,553                $   247,356
---------------------------------------------------------------------------------------------------------------------------
    Investment securities at value                                                     540,020                    249,176
    Receivable for investment securities sold                                           28,564                     24,063
    Receivable for capital shares sold                                                   1,382                      1,182
    Dividend and interest receivable                                                        80                         28
    Receivable due from adviser                                                            --                         --
    Other assets                                                                            31                         12
---------------------------------------------------------------------------------------------------------------------------
       Total assets                                                                    570,077                    274,461
---------------------------------------------------------------------------------------------------------------------------
Liabilities:
    Payable for investment securities purchased                                         40,487                     27,381
    Capital shares redeemed payable                                                        171                         68
    Accrued expenses                                                                        52                        134
    Advisory fees payable                                                                  439                        257
    Cash overdraft                                                                        --                         --
---------------------------------------------------------------------------------------------------------------------------
       Total liabilities                                                                41,149                     27,840
---------------------------------------------------------------------------------------------------------------------------
Net assets:
    Portfolio capital                                                                  357,484                    212,420
    Accumulated net investment loss                                                         (4)                        --
    Accumulated net realized gain (loss) on investments                                110,981                     32,381
    Net unrealized appreciation on investments                                          60,467                      1,820
---------------------------------------------------------------------------------------------------------------------------
       Total net assets                                                           $    528,928                $   246,621
---------------------------------------------------------------------------------------------------------------------------
    Outstanding shares of beneficial interest:                                      11,810,022                  9,967,286
---------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share                           $        44.79              $       24.74
---------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0

54 | TURNER FUNDS 2000 ANNUAL REPORT


                                                                                     Turner
                                                      Turner B2B                   Wireless &                          Turner
                         Turner                       E-Commerce                 Communications                        Global
                     Technology Fund                     Fund                         Fund                           Top 40 Fund
-----------------------------------------------------------------------------------------------------------------------------------
                         9/30/00                       09/30/00                     09/30/00                          09/30/00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                      $   165,461                   $      9,875                  $    23,081                       $    11,612
-----------------------------------------------------------------------------------------------------------------------------------
                          168,452                         11,764                       24,616                            11,979
                           39,553                            382                        1,492                             2,579
                            2,473                          1,986                          428                                39
                               27                           --                              1                                14
                              --                               4                          --                                --
                               13                             13                           13                                 3
-----------------------------------------------------------------------------------------------------------------------------------
                          210,518                         14,149                       26,550                            14,614
-----------------------------------------------------------------------------------------------------------------------------------

                           36,759                            390                        2,259                             1,606
                            2,799                           --                           --                                 401
                               41                              9                            9                                13
                              168                             --                           10                                 1
                            1,398                           --                           --                                 513
-----------------------------------------------------------------------------------------------------------------------------------
                           41,165                            399                        2,278                             2,534
-----------------------------------------------------------------------------------------------------------------------------------

                          147,108                         12,243                       23,056                            13,149
                               --                             --                           --                                --
                           19,254                           (382)                        (319)                           (1,436)
                            2,991                          1,889                        1,535                               367
-----------------------------------------------------------------------------------------------------------------------------------
                      $   169,353                    $    13,750                  $    24,272                       $    12,080

                        5,180,251                      1,098,435                    2,052,747                         1,288,823
-----------------------------------------------------------------------------------------------------------------------------------
                      $     32.69                   $      12.52                 $      11.82                     $        9.37
-----------------------------------------------------------------------------------------------------------------------------------




The accompanying notes are an integral part of the financial statements.


                                            TURNER FUNDS 2000 ANNUAL REPORT | 55



FINANCIAL STATEMENTS
----------------------------------------------------------------------------------------------------------------------------------


STATEMENT OF OPERATIONS (000)


                                             Turner            Turner             Turner                            Turner
                                              Midcap          Small Cap          Micro Cap          Turner        Technology
                                           Growth Fund      Growth Fund        Growth Fund        Top 20 Fund        Fund
----------------------------------------------------------------------------------------------------------------------------------
                                           year ended        year ended         year ended        year ended      year ended
                                             9/30/00           9/30/00            9/30/00           9/30/00         9/30/00
----------------------------------------------------------------------------------------------------------------------------------
Investment income:
    Interest                               $    1,560       $       851         $     436         $     308      $     175
    Dividend                                      609               584               144               178             31
    Foreign taxes withheld                      --                   (9)            --                   (1)            (2)
----------------------------------------------------------------------------------------------------------------------------------
       Total Investment Income                  2,169             1,426               580               485            204
Expenses:
    Investment advisory fees                    4,660             4,470             1,252             1,714          1,037
    Investment advisory fee waiver              --                  (13)             (102)             (135)          (134)
    Administrator fees                            365               268                85                80             60
    Administrator fee waiver                       --                --                --                --             --
    Transfer agent fees                         1,118               659               228               219            150
    Registration fees                             231                63                28                62             37
    Professional fees                             138                74                21                49             26
    Printing fees                                  74                63                15                22             10
    Custodian fees                                 53                34                50                19             21
    Trustee fees                                    6                 5                 2                 3              3
    Amortization of deferred
       organizational costs                         5                 4                 3             --             --
    Pricing fees                                    3                 3                 1             --                 1
    Shareholder service fees                    --                --                --                --             --
    Insurance and other fees                       10                11                 4                 4              1
----------------------------------------------------------------------------------------------------------------------------------
       Total expenses                           6,663             5,641             1,587             2,037          1,212
    Less:  Reimbursement from adviser           --                --                --                --             --
          Directed brokerage                     (260)              (56)              (23)             (345)          (125)
----------------------------------------------------------------------------------------------------------------------------------
       Net expenses                             6,403             5,585             1,564             1,692          1,087
----------------------------------------------------------------------------------------------------------------------------------
          Net investment income (loss)         (4,234)           (4,159)             (984)           (1,207)          (883)
    Net realized gain (loss) from
       securities sold                         73,899           117,610            19,298            36,086         20,737
    Net unrealized appreciation on
       investments                            195,101            25,386            42,196             1,014          2,679
----------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized
       gain (loss) on investments             269,000           142,996            61,494            37,100         23,416
    Net increase (decrease) in
       net assets resulting
       from operations                       $264,766          $138,837           $60,510           $35,893        $22,533
----------------------------------------------------------------------------------------------------------------------------------

(1) Commenced operations on June 30, 2000.
(2) Commenced operations on June 14, 2000.
Amounts designated as "--" are either $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.


56  | TURNER FUNDS 2000 ANNUAL REPORT




                       Turner                                                                                 Turner Core
 Turner B2B          Wireless &           Turner             Turner                                          High Quality
 E-Commerce        Communications      Global Top 40     Select Growth        One Year     Three Year        Fixed Income
    Fund                Fund               Fund            Equity Fund       Portfolio     Portfolio             Fund
--------------------------------------------------------------------------------------------------------------------------
6/30/00 thru        6/30/00 thru       6/30/00 thru       6/14/00 thru       year ended    year ended         year ended
 9/30/00(1)          9/30/00(1)         9/30/00(1)         9/30/00(2)          9/30/00       9/30/00            9/30/00
--------------------------------------------------------------------------------------------------------------------------

 $      9            $     21           $     11           $     3             $1,322         $2,820             $ 764
        1                 --                  18                 3              --             --                --
    --                  --                 --                --                 --             --                --
--------------------------------------------------------------------------------------------------------------------------
       10                  21                 29                 6              1,322          2,820               764

       21                  40                 31                 6                 51            112                59
      (21)                (25)               (19)               (6)               (51)          (112)              (59)
        6                   6                  6                 8                 80             80                55
       --                  --                 --                --                (15)           (15)               --
        6                   6                  6                 4                 61             68                28
        6                   7                  4                 3                 27             19                 2
       12                  12                 12                12                 24             22                20
    --                  --                     1             --                     2             14                 2
        2                   2                  2                 2                  7              7                 2
    --                  --                 --                --                     2              2                 2

    --                  --                 --                --                 --             --                --
    --                  --                 --                --                     1              1                 2
    --                  --                 --                --                    19             12             --
    --                      1                  1             --                 --                 2             --
--------------------------------------------------------------------------------------------------------------------------
       32                  49                 44                29                208            212               113
       (7)              --                 --                  (21)              (115)           (40)              (60)
    --                  --                 --                --                 --             --                --
--------------------------------------------------------------------------------------------------------------------------
       25                  49                 44                 8                 93            172                53
--------------------------------------------------------------------------------------------------------------------------
      (15)                (28)               (15)               (2)             1,229          2,648               711

     (382)               (291)            (1,436)             (393)                (5)          (179)             (202)

    1,889               1,535                367                52                133            243               352
--------------------------------------------------------------------------------------------------------------------------

    1,507               1,244             (1,069)             (341)               128             64               150


   $1,492              $1,216            $(1,084)            $(343)            $1,357         $2,712             $ 861
--------------------------------------------------------------------------------------------------------------------------




                                          Turner funds 2000 annual Report  |  57


FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS (000)



                                                   Turner Midcap               Turner Small Cap            Turner Micro Cap
                                                    Growth Fund                  Growth Fund                 Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                 year          year           year          year          year         year
                                                 ended         ended          ended         ended         ended        ended
                                                9/30/00       9/30/99       9/30/00        9/30/99       9/30/00      9/30/99
-----------------------------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment loss                     $    (4,234)   $     (376)    $   (4,159)    $  (1,960)   $     (984)   $    (30)
    Net realized gain (loss) from
       securities sold                           73,899        20,948        117,610        61,638        19,298       2,292
    Net unrealized appreciation
       on investments                           195,101        10,401         25,386        30,895        42,196       2,652
-----------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in
          net assets resulting
          from operations                       264,766        30,973        138,837        90,573        60,510       4,914
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
    Net investment income                            --            --             --            --            --          --
    Realized capital gains                      (20,897)           --        (53,790)           --        (2,225)         --
-----------------------------------------------------------------------------------------------------------------------------------
       Total distributions                      (20,897)           --        (53,790)           --        (2,225)        --
-----------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:(5)
    Proceeds from shares issued               1,109,065       127,616        295,246        87,818       334,443       6,101
    Proceeds from shares issued in
       lieu of cash distributions                19,905            --         51,918            --         1,957          --
    Cost of shares redeemed                    (317,913)      (34,341)      (157,360)      (71,848)     (220,541)       (895)
-----------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets from
       capital share transactions               811,057        93,275        189,804        15,970       115,859       5,206
       Total increase in net assets           1,054,926       124,248        274,851       106,543       174,144      10,120
Net assets:
       Beginning of year                        148,830        24,582        254,077       147,534        12,963       2,843
-----------------------------------------------------------------------------------------------------------------------------------
       End of year (4)                       $1,203,756      $148,830       $528,928      $254,077      $187,107     $12,963
-----------------------------------------------------------------------------------------------------------------------------------
(5)  Shares issued and redeemed:
    Issued                                       27,387         5,625          6,551         3,160         9,214         380
    Issued in lieu of cash distributions            613            --          1,386            --            67          --
    Redeemed                                     (7,956)       (1,567)        (3,556)       (2,596)       (5,821)        (53)
-----------------------------------------------------------------------------------------------------------------------------------
    Net increase in capital shares               20,044         4,058          4,381           564         3,460         327
-----------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on June 30, 1999.
(2) Commenced operations on June 30, 2000.
(3) Commenced operations on June 14, 2000.
(4) Includes undistributed net investment income (loss) and/or distributions in excess of net investment income (000) of
    $(2) and $(6) for the Midcap Growth Fund and $(4) and $(0) for the Small Cap Growth Fund as of September 30, 2000
    and September 30, 1999, respectively.


Amounts designated as "--" are either $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.


58 | TURNER FUNDS 2000 ANNUAL REPORT



                                                                            Turner
                                                         Turner B2B         Wireless &           Turner           Turner
          Turner                      Turner              E-Commerce       Communications         Global        Select Growth
       Top 20 Fund               Technology Fund             Fund              Fund            Top 40 Fund      Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
   year          6/30/99        year         6/30/99      6/30/00           6/30/00             6/30/00           6/14/00
   ended          thru          ended         thru          thru              thru                thru              thru
  9/30/00     9/30/99 (1)      9/30/00    9/30/99 (1)   9/30/00 (2)       9/30/00 (2)         9/30/00 (2)       9/30/00 (3)
-----------------------------------------------------------------------------------------------------------------------------

$  (1,207)    $    (21)     $     (883)    $    (10)      $    (15)        $     (28)         $     (15)        $     (2)

   36,086        2,562          20,737        1,278           (382)             (291)            (1,436)            (393)

    1,014          806           2,679          312          1,889             1,535                367               52
-----------------------------------------------------------------------------------------------------------------------------


   35,893        3,347          22,533        1,580          1,492             1,216             (1,084)            (343)
-----------------------------------------------------------------------------------------------------------------------------

       --           --              --           --             --                --                 --               --
   (5,039)          --          (1,868)          --             --                --                 --               --
-----------------------------------------------------------------------------------------------------------------------------
   (5,039)          --          (1,868)          --             --                --                 --               --
-----------------------------------------------------------------------------------------------------------------------------

  286,659       13,557         260,904        7,914         15,745            26,061             17,221            5,144

    4,896           --           1,800           --             --                --                 --               --
  (91,900)        (792)       (122,312)      (1,198)        (3,487)           (3,005)            (4,057)            (145)
-----------------------------------------------------------------------------------------------------------------------------

  199,655       12,765         140,392        6,716         12,258            23,056             13,164            4,999
  230,509       16,112         161,057        8,296         13,750            24,272             12,080            4,656

   16,112           --           8,296           --             --                --                 --               --
-----------------------------------------------------------------------------------------------------------------------------
 $246,621      $16,112        $169,353       $8,296        $13,750           $24,272            $12,080           $4,656
-----------------------------------------------------------------------------------------------------------------------------

   12,448        1,223           8,552          696          1,431             2,307              1,712              489
      274           --              84           --             --                --                 --               --
   (3,907)         (71)         (4,046)        (106)          (333)             (254)              (423)             (15)
-----------------------------------------------------------------------------------------------------------------------------
    8,815        1,152           4,590          590          1,098             2,053              1,289              474
-----------------------------------------------------------------------------------------------------------------------------



                                          TURNER FUNDS 2000 ANNUAL REPORT  |  59


FINANCIAL STATEMENTS



STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                                  Turner Short Duration Government Funds-
                                                                                            One Year Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  year ended                   year ended
                                                                                   9/30/00                       9/30/99
-----------------------------------------------------------------------------------------------------------------------------------
Investment activities:
    Net investment income                                                         $  1,229                       $  100
    Net realized gain (loss) from securities sold                                       (5)                          --
    Net unrealized appreciation (depreciation) on investments                          133                           (1)
-----------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                             1,357                           99
Distributions to shareholders:
    Net investment income
       Class I(2)                                                                     (822)                         (77)
       Class II(3)                                                                    (458)                         (25)
    Realized capital gains
       Class I(2)                                                                       --                           --
       Class II(3)                                                                      --                           --
-----------------------------------------------------------------------------------------------------------------------------------
          Total distributions                                                       (1,280)                        (102)
Capital share transactions: (5)
Class I(2)
    Proceeds from shares issued                                                     68,584                        3,414
    Proceeds from shares issued in lieu of cash distributions                          771                           76
    Increase from in-kind transfers                                                     --                           --
    Cost of shares redeemed                                                        (42,274)                      (1,272)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
    Class I transactions                                                            27,081                        2,218
-----------------------------------------------------------------------------------------------------------------------------------
Class II(3)
    Proceeds from shares issued                                                      9,813                        3,642
    Proceeds from shares issued in lieu of cash distributions                          417                           23
    Cost of shares redeemed                                                         (4,451)                        (509)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Class II transactions                                5,779                        3,156
-----------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets from capital
       share transactions                                                           32,860                        5,374
-----------------------------------------------------------------------------------------------------------------------------------
       Total increase in net assets                                                 32,937                        5,371
-----------------------------------------------------------------------------------------------------------------------------------
Net assets:
    Beginning of year                                                                6,362                          991
-----------------------------------------------------------------------------------------------------------------------------------
    End of year (4)                                                                $39,299                       $6,362
-----------------------------------------------------------------------------------------------------------------------------------
(5) Shares issued and redeemed: Class I(2)
    Issued                                                                           6,838                          340
    Issued in lieu of cash distributions                                                77                            8
    Issued in connection with in-kind transfers                                         --                           --
    Redeemed  (4,213)                                                                 (127)                        (954)
-----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class I transactions                                     2,702                          221
Class II(3)
    Issued                                                                             973                          360
    Issued in lieu of cash distributions                                                41                            2
    Redeemed  (441)                                                                    (50)                        (302)
-----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class II transactions                                      573                          312
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in capital shares                                                       3,275                          533
-----------------------------------------------------------------------------------------------------------------------------------


(1) Commenced operations on June 30, 1999.
(2) Formerly Institutional Class Shares.
(3) Formerly Adviser Class Shares.
(4) Includes undistributed net investment income (loss) and/or distributions in excess of net investment income (000) of
    $(47) and $(0) for the One Year Portfolio and $(62) and $(34) for the Three Year Portfolio as of September 30,
    2000, and September 30, 1999, respectively.
Amounts designated as "--" are either $0 or have been rounded to $0
The accompanying notes are an integral part of the financial statements.


60 | TURNER FUNDS 2000 ANNUAL REPORT



Turner Short Duration Government Funds-                                     Turner Core High Quality
         Three Year Portfolio                                                   Fixed Income Fund
----------------------------------------------------------------------------------------------------------------
year ended                    year ended                         year ended                       6/30/99 thru
 9/30/00                       9/30/99                            9/30/00                          9/30/99 (1)
----------------------------------------------------------------------------------------------------------------

 $  2,648                    $    1,255                          $    711                          $    140
     (179)                         (177)                             (202)                             (106)
      243                          (264)                              352                                18
----------------------------------------------------------------------------------------------------------------
    2,712                           814                               861                                52


   (2,398)                       (1,258)                             (711)                             (140)
     (290)                           (1)                               --                                --

       --                          (156)                               --                                --
       --                           --                                 --                                --
----------------------------------------------------------------------------------------------------------------
   (2,688)                       (1,415)                             (711)                             (140)


   10,364                        10,962                             3,507                                18
    2,392                         1,276                               710                               139
       --                        18,947                                --                            10,120
   (9,318)                       (3,912)                             (401)                             (180)
----------------------------------------------------------------------------------------------------------------

    3,438                        27,273                             3,816                            10,097
----------------------------------------------------------------------------------------------------------------

    9,004                           192                                --                                --
      265                             1                                --                                --
   (2,934)                         (106)                               --                                --
----------------------------------------------------------------------------------------------------------------
    6,335                            87                                --                                --
----------------------------------------------------------------------------------------------------------------

    9,773                        27,360                             3,816                            10,097
----------------------------------------------------------------------------------------------------------------
    9,797                        26,759                             3,966                            10,009
----------------------------------------------------------------------------------------------------------------

   38,774                        12,015                            10,009                                --
----------------------------------------------------------------------------------------------------------------
  $48,571                      $ 38,774                           $13,975                           $10,009
----------------------------------------------------------------------------------------------------------------

    1,062                         1,100                               358                                 2
      245                           128                                72                                14
       --                         1,926                                --                             1,012
     (393)                          (40)                              (18)
----------------------------------------------------------------------------------------------------------------
      353                         2,761                               390                             1,010

      928                            20                                --                                --
       27                            --                                --                                --
      (11)                           --                                --
----------------------------------------------------------------------------------------------------------------
      653                             9                                --                                --
----------------------------------------------------------------------------------------------------------------
    1,006                         2,770                               390                             1,010
----------------------------------------------------------------------------------------------------------------


                                          TURNER FUNDS 2000 ANNUAL REPORT  |  61


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD




                                                          Realized and
                  Net asset              Net               unrealized     Distributions        Distributions
                   value,            investment               gains         from net               from
                  beginning            income              (losses) on     investment             capital            Return
                  of period            (loss)              investments       income                gains           of capital
--------------------------------------------------------------------------------------------------------------------------------
-------------------------
Turner Midcap Growth Fund
-------------------------
2000               $25.53               (0.10)               23.79             --                    (2.70)            --
1999               $13.87               (0.06)               11.72             --                   --                 --
1998               $14.22               (0.07)                0.22             --                    (0.50)            --
1997 (1)           $10.00               (0.03)                4.36             --                    (0.11)            --
----------------------------
Turner Small Cap Growth Fund
----------------------------
2000               $34.20               (0.12)               17.89             --                    (7.18)            --
1999               $21.49               (0.26)               12.97             --                   --                 --
1998               $26.35               (0.23)               (4.19)            --                    (0.25)            (0.19)
1997               $23.13               (0.07)                3.80             --                    (0.51)            --
1996 (2)           $16.08               (0.08)                8.17             --                    (1.04)            --
1995               $10.90               (0.06)                5.24             --                    --                --
----------------------------
Turner Micro Cap Growth Fund
----------------------------
2000               $21.09               (0.18)               26.52             --                    (1.51)            --
1999 (3)           $ 9.88               (0.05)               11.26             --                   --                 --
1998 (4)           $10.00               (0.04)               (0.08)            --                   --                 --
------------------
Turner Top 20 Fund
------------------
2000               $13.99               (0.11)               13.06          --                       (2.20)            --
1999 (5)           $10.00               (0.02)                4.01             --                   --                 --
----------------------
Turner Technology Fund
----------------------
2000               $14.06               (0.16)               20.33          --                       (1.54)            --
1999 (5)           $10.00               (0.02)                4.08             --                   --                 --
--------------------------
Turner B2B E-Commerce Fund
--------------------------
2000 (6)           $10.00               (0.01)                2.53          --                    --                   --
-------------------------------------
Turner Wireless & Communications Fund
-------------------------------------
2000 (6)           $10.00               (0.01)                1.83          --                    --                   --
-------------------------
Turner Global Top 40 Fund
-------------------------
2000 (6)           $10.00               (0.01)               (0.62)         --                    --                  --
--------------------------------
Turner Select Growth Equity Fund
--------------------------------
2000 (7)           $10.00               --                   (0.19)         --                    --                   --

*   Inclusive of directed brokerage arrangements, waivers and reimbursements.
+   Returns are for the period indicated and have not been annualized.
(1) Commenced operations on October 1, 1996. All ratios for the period have been annualized.
(2) On April 19, 1996, the Board of Trustees of the Adviser Inner Circle Funds voted to approve a tax-free reorganization of the
    Turner Funds. In connection with the reorganization, the Funds changed their fiscal year end from October 31 to September
    30, effective September 30, 1996. All ratios for the period have been annualized.
(3) On January 25, 1999 shareholders of the Alpha Select Turner Micro Cap Growth Fund (the "Fund") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the TIP Turner Micro Cap Growth Fund.


Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


62  | Turner funds 2000 annual Report




------------------------------------------------------------------------------------------------------------------------------------



                                                                                                              Ratio of net
                                                             Ratio of        Ratio of                         investment
                                                           net expenses      expenses                        income (loss)
                                                            to average      to average      Ratio of net      to average
                                  Net        Ratio of      net assets      net assets       investment       net assets
          Net asset           assets end   net expenses    (including      (excluding      income (loss)     (excluding    Portfolio
         value, end   Total    of period    to average     waivers and     waivers and      to average       waivers and    turnover
          of period  return+     (000)      net assets*  reimbursements) reimbursements)    net assets     reimbursements)    rate
------------------------------------------------------------------------------------------------------------------------------------
-------------------------
Turner Midcap Growth Fund
-------------------------
2000       $46.52    97.35%   $1,203,756      1.03%          1.07%           1.07%          (0.72)%        (0.72)%          306.97%
1999       $25.53    84.07%   $  148,830      1.03%          1.08%           1.08%          (0.58)%        (0.58)%          290.79%
1998       $13.87     1.24%   $   24,582      1.23%          1.34%           1.73%          (0.79)%        (1.18)%          304.29%
1997 (1)   $14.22    43.77%   $    5,145      1.25%          1.25%           7.96%          (0.62)%        (7.33)%          348.29%
----------------------------
Turner Small Cap Growth Fund
----------------------------
2000       $44.79    56.07%   $  528,928      1.25%          1.26%           1.27%          (0.94)%        (0.95)%          203.01%
1999       $34.20    59.14%   $  254,077      1.25%          1.27%           1.31%          (1.00)%        (1.04)%          223.61%
1998       $21.49   (16.90)%  $  147,534      1.25%          1.28%           1.41%          (0.99)%        (1.12)%          167.73%
1997       $26.35    16.64%   $  153,462      1.24%          1.24%           1.33%          (0.84)%        (0.93)%          130.68%
1996 (2)   $23.13    52.90%   $   67,425      1.25%          1.25%           1.54%          (0.88)%        (1.17)%          149.00%
1995       $16.08    47.52%   $   13,072      1.25%          1.25%           2.39%          (0.68)%        (1.82)%          183.49%
----------------------------
Turner Micro Cap Growth Fund
----------------------------
2000       $45.92   129.02%   $  187,107      1.25%          1.27%           1.35%          (0.81)%        (0.89)%          179.08%
1999 (3)   $21.09   113.46%   $   12,963      0.90%          0.90%           2.86%          (0.47)%        (2.43)%          239.32%
1998 (4)   $ 9.88    (1.20)%  $    2,843      1.25%          1.25%           8.18%          (0.64)%        (7.57)%          128.53%
------------------
Turner Top 20 Fund
------------------
2000       $24.74    98.58%   $  246,621      1.26%          1.52%           1.62%          (1.16)%        (1.26)%        1,590.94%
1999 (5)   $13.99    39.90%   $   16,112      1.35%          1.35%           2.55%          (0.87)%        (2.07)%          369.11%
----------------------
Turner Technology Fund
----------------------
2000       $32.69   149.35%   $  169,353      1.35%          1.50%           1.67%          (1.25)%        (1.42)%        1,340.92%
1999 (5)   $14.06    40.60%   $    8,296      1.35%          1.35%           3.89%          (0.87)%        (3.41)%          317.32%
--------------------------
Turner B2B E-Commerce Fund
--------------------------
2000 (6)   $12.52    25.20%   $    13,750     1.35%          1.35%           2.87%          (0.83)%        (2.35)%           83.02%
-------------------------------------
Turner Wireless & Communications Fund
-------------------------------------
2000 (6)   $11.82    18.20%   $   24,272      1.35%          1.35%           2.04%          (0.76)%        (1.45)%           89.66%
-------------------------
Turner Global Top 40 Fund
-------------------------
2000 (6)   $ 9.37   (6.30)%   $   12,080      1.40%          1.40%           2.02%          (0.48)%        (1.10)%          285.98%
--------------------------------
Turner Select Growth Equity Fund
--------------------------------
2000 (7)   $ 9.81   (1.90)%   $    4,656      0.75%          0.75%           3.35%          (0.14)%        (2.74)%          128.14%

(4) Commenced operations on March 1, 1998. All ratios for the period have been annualized.
(5) Commenced operations on June 30, 1999. All ratios for the period have been annualized.
(6) Commenced operations on June 30, 2000. All ratios for the period have been annualized.
(7) Commenced operations on June 14, 2000. All ratios for the period have been annualized.


                                          | Turner funds 2000 annual Report | 63


FINANCIAL STATEMENTS
---------------------------------------------------------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD





                                              Realized and
           Net asset                           unrealized     Distributions        Distributions
            value,                Net             gains         from net               from             Net asset
           beginning          investment       (losses) on     investment             capital          value, end         Total
           of period            income         investments       income                gains            of period        return+
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------
Turner Short Duration Government Funds-One Year Portfolio--Class I(1)
---------------------------------------------------------------------
2000         $10.05              0.61               0.01            (0.62)               --              $10.05          6.34%
1999(3)      $10.09              0.54              (0.02)           (0.56)               --              $10.05          5.34%
1998 (4)     $10.08              0.35                 --            (0.33)            (0.01)             $10.09          3.50%
1998 (5)     $10.06              0.60               0.02            (0.60)               --              $10.08          6.34%
1997         $10.03              0.60               0.03            (0.60)               --              $10.06          6.32%
1996         $ 9.99              0.64               0.05            (0.65)               --              $10.03          7.09%
---------------------------------------------------------------------
Turner Short Duration Government Funds-One Year Portfolio--Class II(2)
----------------------------------------------------------------------
2000         $10.10              0.57               0.02            (0.60)               --              $10.09          6.00%
1999 (3)     $10.11              0.47               0.02            (0.50)               --              $10.10          5.00%
1998 (6)     $10.08              0.30               0.03            (0.30)               --              $10.11          3.26%
-----------------------------------------------------------------------
Turner Short Duration Government Funds-Three Year Portfolio--Class I(1)
-----------------------------------------------------------------------
2000         $ 9.84              0.58              (0.01)           (0.59)               --              $ 9.82          6.00%
1999 (7)     $10.25              0.55              (0.27)           (0.55)               (0.14)          $ 9.84          2.89%
1998 (4)     $10.10              0.35               0.15            (0.34)               (0.01)          $10.25          5.09%
1998 (5)     $10.00              0.59               0.10            (0.59)               --              $10.10          7.07%
1997         $10.04              0.58              (0.01)           (0.59)               (0.02)          $10.00          5.45%
1996         $ 9.80              0.60               0.23            (0.59)               --              $10.04          8.73%
------------------------------------------------------------------------
Turner Short Duration Government Funds-Three Year Portfolio--Class II(2)
------------------------------------------------------------------------
2000         $ 9.80              0.58              (0.02)           (0.58)               --              $ 9.78          5.92%
1999 (8)     $ 9.95              0.68              (0.13)           (0.70)               --              $ 9.80          5.64%
------------------------------------------
Turner Core High Quality Fixed Income Fund
------------------------------------------
2000         $ 9.91              0.59               0.07            (0.59)               --              $ 9.98          6.97%
1999 (9)     $10.00              0.14              (0.09)           (0.14)               --              $ 9.91          0.48%


+    Returns are for the period indicated and have not been annualized.
(1)  Formerly Institutional Class Shares.
(2)  Formerly Adviser Class Shares.
(3)  On May 24, 1999 shareholders of the Alpha Select Turner Short Duration Government Funds-One Year Portfolio (the "Fund")
     approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the TIP Turner
     Short Duration Government Funds-One Year Portfolio.
(4)  On November 10, 1997 the Board of Trustees of TIP Institutional Funds (formerly, The Solon Funds) approved a change in the
     Turner Short Duration Government Funds Three Year and One Year Portfolios' year end from February 28 to September 30, effective March 1, 1998. All ratios for the period have been annualized.
(5)  On January 22, 1998, shareholders of both the Three Year and One Year Funds approved a change in the advisor from Solon
     Asset Management, L.P. to Turner Investment Partners, Inc.
(6)  Commenced operations on February 27, 1998. All ratios for the period have been annualized.
(7)  On January 25, 1999 shareholders of the Alpha Select Turner Short Duration Government Funds-Three Year Portfolio (the
     "Fund") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the
     TIPTurner Short Duration Government Funds-Three Year Portfolio.
(8)  Commenced operations on April 28, 1999. All ratios for the period have been annualized.

(9)  Commenced operations on June 30, 1999. All ratios for the period have been annualized.
(10) Average based upon amounts outstanding at each month end. (11) There was no debt outstanding at the end of any period presented.

Amounts designated as "--"are either $0 or have been rounded to $0.


64 |  TURNER FUNDS 2000 ANNUAL REPORT



                                                                                                   Ratio of net
                                                                       Ratio of                     investment
                                                                       expenses                    income (loss)
                                               Ratio of net           to average                    to average
                                Ratio of        investment            net assets                    net assets
          Net assets          net expenses     income (loss)          (excluding                    (excluding
            end of             to average       to average            waivers and                   waivers and
         period (000)          net assets       net assets          reimbursements)               reimbursements)
------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------
Turner Short Duration Government Funds-One Year Portfolio--Class I(1)
---------------------------------------------------------------------
2000        $30,365               0.36%            6.15%                1.25%                         5.26%
1999(3)     $ 3,207               0.00%            5.50%                6.53%                        (1.03)%
1998 (4)    $   991               0.00%            5.88%               10.83%                        (4.95)%
1998 (5)    $ 1,195               0.00%            5.97%                8.83%                        (2.86)%
1997        $   864               0.00%            5.91%               10.25%                        (4.34)%
1996        $   398               0.00%            6.46%               16.47%                       (10.01)%
---------------------------------------------------------------------
Turner Short Duration Government Funds-One Year Portfolio--Class II(2)
----------------------------------------------------------------------
2000        $ 8,934               0.61%            5.72%                1.48%                         4.85%
1999 (3)    $ 3,155               0.23%            5.13%                6.76%                        (1.40)%
1998 (6)        --                0.25%            5.63%               11.08%                        (5.20)%
-----------------------------------------------------------------------
Turner Short Duration Government Funds-Three Year Portfolio--Class I(1)
-----------------------------------------------------------------------
2000        $42,092               0.36%            5.94%                0.74%                         5.56%
1999 (7)    $38,687               0.24%            6.21%                1.31%                         5.14%
1998 (4)    $12,015               0.24%            5.84%                1.49%                         4.59%
1998 (5)    $15,544               0.24%            5.85%                1.21%                         4.88%
1997        $17,809               0.24%            5.80%                1.21%                         4.83%
1996        $11,027               0.24%            6.18%                1.45%                         4.97%
------------------------------------------------------------------------
Turner Short Duration Government Funds-Three Year Portfolio--Class II(2)
------------------------------------------------------------------------
2000        $ 6,479               0.61%            5.90%                0.95%                         5.56%
1999 (8)    $    87               0.48%            5.71%                0.95%                         5.24%
------------------------------------------
Turner Core High Quality Fixed Income Fund
------------------------------------------
2000        $13,975               0.45%            6.07%                1.46%                         5.06%
1999 (9)    $10,009               0.45%            5.67%                1.99%                         4.13%









                                    Average               Average                  Average
                                     debt                  debt                    shares
                                   per share            outstanding              outstanding            Portfolio
         Interest                   during                during                   during               turnover
          expense               the period (10)    the period (10) (11)          the period               rate
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------
Turner Short Duration Government Funds-One Year Portfolio--Class I(1)
---------------------------------------------------------------------
2000       --                          --                    --                         --               294.54%
1999(3)    --                          --                    --                         --               154.33%
1998 (4)   --                          --                    --                         --               96.56%
1998 (5)   --                          --                    --                         --               68.80%
1997       --                          --                    --                         --               81.82%
1996       --                          --                    --                         --                 --
---------------------------------------------------------------------
Turner Short Duration Government Funds-One Year Portfolio--Class II(2)
----------------------------------------------------------------------
2000       --                          --                    --                         --               294.54%
1999 (3)   --                          --                                               --               154.33%
1998 (6)   --                          --                    --                         --                96.56%
-----------------------------------------------------------------------
Turner Short Duration Government Funds-Three Year Portfolio--Class I(1)
-----------------------------------------------------------------------
2000       --                          --                    --                         --              223.73%
1999 (7)   --                          --                    --                         --              257.98%
1998 (4)   --                          --                    --                         --              121.63%
1998 (5)   --                          --                    --                         --              197.03%
1997        0.02%                      $0.04           $ 56,238                  1,320,830              279.00%
1996        0.12%                      $0.28           $256,115                    901,238              251.00%
------------------------------------------------------------------------
Turner Short Duration Government Funds-Three Year Portfolio--Class II(2)
------------------------------------------------------------------------
2000       --                          --                    --                        --               223.73%
1999 (8)   --                          --                    --                        --               257.98%
------------------------------------------
Turner Core High Quality Fixed Income Fund
------------------------------------------
2000       --                          --                    --                        --               183.50%
1999 (9)   --                          --                    --                        --                39.70%

(6)  Commenced operations on February 27, 1998. All ratios for the period have been annualized.
(7)  On January 25, 1999 shareholders of the Alpha Select Turner Short Duration Government Funds-Three Year Portfolio (the
     "Fund") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the
     TIPTurner Short Duration Government Funds-Three Year Portfolio.
(8)  Commenced operations on April 28, 1999. All ratios for the period have been annualized.
(9)  Commenced operations on June 30, 1999. All ratios for the period have been annualized.
(10) Average based upon amounts outstanding at each month end. (11) There was no debt outstanding at the end of any period presented.

Amounts designated as "--"are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.


                                          TURNER FUNDS 2000 ANNUAL REPORT  |  65

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS
September 30, 2000

1.  ORGANIZATION:

TIP Funds (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with 19 portfolios. The financial statements included herein are those of the Turner Midcap Growth Fund (the "Midcap Growth Fund"), the Turner Small Cap Growth Fund (the "Small Cap Growth Fund"), the Turner Micro Cap Growth Fund (the "Micro Cap Growth Fund"), the Turner Top 20 Fund (the "Top 20 Fund"), the Turner Technology Fund (the "Technology Fund"), the Turner B2B E-Commerce Fund (the "B2B E-Commerce Fund"), the Turner Wireless & Communications Fund (the "Wireless & Communications Fund"), the Turner Global Top 40 Fund (the "Global Top 40 Fund"), the Turner Select Growth Equity Fund (the "Select Growth Equity Fund"), the Turner Short Duration Government Funds-One Year Portfolio (the "One Year Portfolio"), the Turner Short Duration Government Funds-Three Year Portfolio (the "Three Year Portfolio"), and the Turner Core High Quality Fixed Income Fund (the "Core High Quality Fixed Income Fund") (each a "fund" and collectively the "Funds"). The Turner Select Growth Equity Fund and the Turner Short Duration Government Funds-One Year and Three Year Portfolios are registered to offer two classes of shares, Class I Shares and Class II Shares. As of September 30, 2000, Class II Shares of the Turner Select Growth Equity Fund had not yet commenced operations. The financial statements of the remaining portfolios are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Funds' prospectus provides a description of each fund's investment objectives, policies, and strategies.

As of September 30, 2000, the Turner International Opportunities Fund and the Turner International Discovery Fund had not yet commenced operations.

The Turner Small Cap Growth Fund and the Turner Micro Cap Growth Fund were closed to new investors as of August 30, 1997, and March 7, 2000, respectively.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds.

     SECURITY VALUATION--Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Market value for debt obligations is determined on the basis of last reported sales price, or if no sales are reported, as is the case with most securities traded over the counter, the mean between representative bid and asked quotations. Short-term securities with maturities of 60 days or less may be carried at amortized cost, which approximates market value. Fixed income securities for which market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. At September 30, 2000, the Global Top 40 Fund held Independent Energy ADR under this valuation method.

     FEDERAL INCOME TAXES--It is each Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     SECURITY TRANSACTIONS AND RELATED INCOMe--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

     Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Such securities are included in the portfolio and are subject to market fluctuations during this period. On the date of the commitment to purchase or sell, the Funds designate specific assets with a current value at least equal to the amount of the commitment to be used for settling the commitment.

     NET ASSET VALUE PER SHARE--The net asset value per share of each Fund is calculated on each business day, by dividing the total value of the fund's assets, less liabilities, by the number of shares outstanding.

     REPURCHASE AGREEMENTS--Securities pledged as collateral for repurchase agreements are held by the custodian




66  | Turner funds 2000 annual Report

--------------------------------------------------------------------------------


     bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

     EXPENSES--Expenses that are directly related to one of the funds are charged to that fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared and paid to shareholders at least annually for the Midcap Growth Fund, the Small Cap Growth Fund, the Micro Cap Growth Fund, the Top 20 Fund, the Technology Fund, the B2B E-Commerce Fund, the Wireless & Communications Fund, the Global Top 40 Fund, and the Select Growth Equity Fund; and declared daily and paid monthly for the Three Year Portfolio, One Year Portfolio and the Core High Quality Fixed Income Fund. Any net realized capital gains on sales of securities for all Funds are distributed to Shareholders at least annually.

     Distributions from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations. Certain book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to net operating losses and the classification of short-term capital gains and ordinary income for tax purposes, have been reclassified to/from the following accounts during the fiscal year ended September 30, 2000.

                          Undistributed        Accumulated         Portfolio
                          net investment     realized gain          capital
                           income (000)           (000)              (000)
                        ----------------     --------------     ------------
    Midcap Growth
      Fund                    $4,238            $(4,238)           $ --
    Small Cap
      Growth Fund              4,155             (4,155)             --
    Micro Cap
      Growth Fund                984               (984)             --
    Top 20 Fund                1,207             (1,207)             --
    Technology Fund              883               (883)             --

                          Undistributed        Accumulated         Portfolio
                          net investment     realized gain          capital
                           income (000)           (000)              (000)
                        ----------------     --------------     ------------
    B2B E-Commerce
      Fund                        15                 --             (15)
    Wireless &
      Communications
      Fund                        28                (28)             --
    Global Top 40 Fund            15                 --             (15)
    Select Growth
      Equity Fund                  2                 --              (2)
    One Year Portfolio             4                 (4)             --
    Three Year Portfolio          12                (12)             --

     These reclassifications have no effect on net assets or net asset values per share.

     CLASSES--Class specific expenses are borne by that class. Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

3. ORGANIZATION COSTS AND TRANSACTIONS
    WITH AFFILIATES:

Any capitalized organization costs for the Funds are being amortized over a period of sixty months. In the event any of the initial shares of a fund are redeemed by any holder thereof during the period that such fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by a Fund will be reduced by the unamortized organizational costs in the same ratio as the number of shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

4. ADMINISTRATION, SHAREHOLDER SERVICING, AND
   DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an agreement under which the Administrator provides manage-






                                            TURNER FUNDS 2000 ANNUAL REPORT x 67

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


ment and administrative services for an annual fee. For these administrative services, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of .09% of the Trust's average daily net assets up to $250 million, .07% on the next $250 million, .06% on the next $250 million, .05% on the next $1.25 billion and .04% of such assets in excess of $2 billion. Each Fund is subject to a minimum annual fee of $65,000 for the first class of shares and $15,000 for each additional class of shares, which may be reduced at the sole discretion of the Administrator.

The Midcap Growth Fund, the Small Cap Growth Fund, the Micro Cap Growth Fund, the Top 20 Fund, and the Technology Fund have directed certain portfolio trades to brokers who paid a portion of its expenses. For the period ended September 30, 2000, the Funds' expenses were reduced by $259,806, $56,417, $23,361,
$344,704, and $125,327, respectively, under this arrangement.

DST Systems, Inc., (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Trust and the Distributor are parties to a Distribution Agreement dated April 28, 1996. The Distributor receives no fees for its distribution services under this agreement.

The Select Growth Equity Fund and the One Year and Three Year Portfolios have adopted a shareholder service plan and agreement for their Class II Shares. Under the shareholder service plan and agreement both funds pay the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class II Shares of each fund.

5. INVESTMENT ADVISORY AGREEMENT:

The Trust and Turner Investment Partners, Inc. (the "Adviser") are parties to an Investment Advisory Agreement dated April 28, 1996 under which the Adviser receives an annual fee equal to .75% of the average daily net assets of the Midcap Growth Equity Fund, 1.00% of the Small Cap Growth, Micro Cap Growth and Global Top 40 Funds, 1.10% of the Top 20, Technology, B2B E-Commerce, and Wireless & Communications Funds, .60% of the Select Growth Equity Fund, .25% of the One Year and Three Year Portfolios and .50% of the Core High Quality Fixed Income Fund. The adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses in order to limit their total operating expenses (as a percentage of daily net assets on an annualized basis) to not more than 1.25% of the Small Cap Growth, Midcap Growth Equity and Micro Cap Growth Funds, 1.35% of the Top 20, Technology, B2B E-Commerce, and Wireless & Communications Funds, 1.40% of the Global Top 40 Fund, .75% and 1.00% of the Select Growth Equity Fund, Class I shares and Class II shares, respectively, .36% and .61% of the One Year and Three Year Portfolios, Class I shares and Class II shares, respectively, and .45% of the Core High Quality Fixed Income Fund. Fee waivers and expense reimbursements are voluntary and may exceed the amount necessary to maintain the stated contractual caps. These waivers and reimbursements may be terminated at any time. The Advisory Fee for the Top 20 Fund, Technology Fund, B2B E-Commerce Fund, Wireless and Communications Fund, and the Global Top 40 Fund are subject to a performance adjustment based on each Fund's performance relative to the performance of it's benchmark. These performance-based fees will begin once a Fund has been in operations for at least one year. During the period ended September 30, 2000, the Top 20 Fund and the Technology Fund outperformed their respective benchmarks by more than 2.5%, therefore Turner's advisory fees increased from 1.10% to 1.50% of the average daily net assets on an annualized basis for these Funds. If, however, either Fund underperforms its benchmark by 2.5%, Turner's advisory fees would be reduced from 1.10% to .70% for such Fund.

6. INVESTMENT TRANSACTIONS:
The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended September 30, 2000, are as follows
(000):

                                 PURCHASES         SALES
                                   (000)           (000)
                                ----------      ----------
Midcap Growth Fund              $2,574,494      $1,842,289
Small Cap Growth Fund              998,681         866,873
Micro Cap Growth Fund              310,648         208,527
Top 20 Fund                      2,275,446       2,086,175
Technology Fund                  1,215,638       1,078,052
B2B E-Commerce Fund                 17,140           7,304
Wireless &
   Communications Fund              38,214          15,893
Global Top 40 Fund                  50,198          37,150
Select Growth Equity Fund            9,781           4,790



68  | TURNER FUNDS 2000 ANNUAL REPORT

                    Purchases      (000)       Sales     (000)
                      Gov't        Other       Gov't     Other
                     ------        ------      ------    -----
One Year
   Portfolio         $31,684       $4,580    $21,499    $1,183
Three Year
   Portfolio          78,080        4,329     68,431     6,029
Core High Quality
   Fixed Income
   Fund               21,630        1,368     17,461     1,660

At September 30, 2000, the total cost of securities for Federal income tax purposes for the Funds was as follows:

                                             Tax cost
                                               (000)
                                          -----------
Midcap Growth Fund                        $1,006,771
Small Cap Growth Fund                        479,741
Micro Cap Growth Fund                        139,428
Top 20 Fund                                  248,635
Technology Fund                              166,864
B2B E-Commerce Fund                           10,087
Wireless & Communications Fund                23,480
Global Top 40 Fund                            11,862
Select Growth Equity Fund                      4,665
One Year-Portfolio                            39,150
Three Year Portfolio                          47,797
Core High Quality Fixed Income                14,536

The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at September 30, 2000, are as follows (000):
                                                             Less:
                         Aggregate gross           Net        tax        Tax
                            unrealized         unrealized    basis       net
                      apprec.      deprec.       apprec.   adjustment   apprec.
                     ---------     -------     ----------  ----------  --------
Midcap Growth        $250,544     $(44,184)     $206,360    $16,043    $190,317
Small Cap Growth       99,008      (38,541)       60,467        188      60,279
Micro Cap Growth       54,084       (9,293)       44,791        683      44,108
Top 20                 11,690       (9,870)        1,820      1,279         541
Technology             13,023      (10,032)        2,991      1,403       1,588
B2B E-Commerce          2,180         (291)        1,889        212       1,677
Wireless &
   Communications       3,118       (1,583)        1,535        399       1,136
Global Top 40             735         (368)          367        250         117
Select Growth Equity      296         (244)           52         33          19
One Year                  141           (7)          134         14         120
Three Year                320         (105)          215         29         186
Core High Quality
   Fixed Income           180          (70)          110         21          89

Subsequent to October 31, 1999, the following Funds had recognized net capital losses that have been deferred to 2000 for tax purposes and can be used to offset future capital gains at September 30, 2001. The Funds also had capital loss carryforwards at September 30, 2000, that can be used to offset future capital gains.
                                     Post      Capital loss
                                   10/31/99     carryovers
                                    capital      expiring
                                 loss deferral   2001-2008
                               ------------      ------------
B2B E-Commerce Fund            $   170,406       $     --
Global Top 40 Fund               1,186,119             --
Select Growth Equity Fund          360,587             --
Three Year Portfolio               176,040          202,228
Core High Quality Fixed
   Income Fund                     182,337          104,565


7. IN-KIND TRANSFERS OF SECURITIES:

During the period ended September 30, 1999, the Three Year Portfolio issued 1,925,533 shares of beneficial interest in exchange for portfolio assets from certain accounts managed by Turner Investment Partners, Inc., at their then current value of $18,947,249.

During the period ended September 30, 1999, the Core High Quality Fixed Income Fund issued 1,012,284 shares of beneficial interest in exchange for portfolio assets from certain accounts managed by Turner Investment Partners, Inc., at their then current value of $10,120,317 which includes $260,485 of net unrealized loss.

8. LINE OF CREDIT:

Pursuant to a credit agreement dated May 21, 1997, First Union National Bank provides an uncommitted line of credit to the Midcap Growth Fund, the Small Cap Growth Fund, the Micro Cap Growth Fund, the Top 20 Fund, the Technology Fund, the One Year Portfolio, the Three Year Portfolio and the Core High Quality Fixed Income Fund, Portfolios of the TIP Funds, for short-term or emergency purposes, such as funding shareholder redemptions. These loans are for the respective benefit of and repayable from the respective assets of each Fund. The aggregate principal amount of all borrowings may not exceed 10% of each Fund, net assets and the maximum principal amount that the Bank will loan is $10,000,000. Borrowings under the line of credit are charged interest based on the federal funds rate determined at the date of borrowing and are secured by investment securities of the borrowing portfolio. Each Fund is individually, and not jointly, liable for its particular advances under the line. There is no commitment fee on the unused portion of the line of credit. There were no borrowings under the line of credit during the period ended September 30, 2000.



                                            TURNER FUNDS 2000 ANNUAL REPORT | 69

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



9. REORGANIZATIONS (UNAUDITED):

On May 22, 2000, the shareholders of the Turner Growth Equity Fund (the "Portfolio") approved a tax-free reorganization under which all of the assets and liabilities of the Portfolio were transferred to the Vanguard Growth Equity Fund. The results of the voting were as follows:

TURNER GROWTH EQUITY FUND

FOR        8,421,045     98.43% of       53.50% of shares
                         shares voted    outstanding

AGAINST      104,802     1.22% of        0.66% of shares
                         shares voted    outstanding

ABSTAIN       29,298     0.34% of        0.18% of shares
                         shares voted    outstanding

On June 9, 2000, the shareholders of the Turner Large Cap Growth Equity Fund (the "Portfolio") approved the reorganization of the Portfolio into the Mercury Select Growth Fund. The Reorganization includes the transfer of substantially all of the assets and liabilities of the Portfolio to Mercury Select Growth Fund in exchange for a number of Class I shares of Mercury Select Growth Fund equal to the number of shares of the Portfolio issued and outstanding immediately prior to the completion of the Reorganization. Because Mercury Select Growth Fund invests all of its assets in another fund in a "master/feeder" structure, the Reorganization also includes the transfer of those assets and certain liabilities to the master fund to implement this structure. The results of the voting were as follows:

TURNER LARGE CAP GROWTH EQUITY FUND

FOR          832,842    95.56% of        51.36% of shares
                        shares voted     outstanding

AGAINST       34,684    3.97% of         2.13% of shares
                        shares voted     outstanding

ABSTAIN        3,961    0.45% of         0.24% of shares
                        shares voted     outstanding



70  | TURNER FUNDS 2000 ANNUAL REPORT

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE TIP FUNDS:

We have audited the accompanying statements of net assets of the Turner Midcap Growth Fund, the Turner Micro Cap Growth Fund, the Turner Select Growth Equity Fund, the Turner Short Duration Government Funds - One Year Portfolio, the Turner Short Duration Government Funds - Three Year Portfolio and the Turner Core High Quality Fixed Income Fund and the statements of assets and liabilities, including the schedules of investments, of the Turner Small Cap Growth Fund, the Turner Top 20 Fund, the Turner Technology Fund, the Turner B2B E-Commerce Fund, the Turner Wireless & Communications Fund and the Turner Global Top 40 Fund (collectively, the "TIP Funds") as of September 30, 2000, and the related statements of operations and the statements of changes in net assets for the periods presented therein, and the financial highlights for the periods ended February 28, 1996 through September 30, 2000 presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1995 for the Turner Small Cap Growth Fund were audited by other auditors whose report dated December 5, 1995 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TIP Funds at September 30, 2000, the results of their operations and the changes in their net assets for each of the periods presented therein, and their financial highlights for the periods ended February 28, 1996 through September 30, 2000 presented therein, in conformity with accounting principles generally accepted in the United States.



                                                            /s/ERNST & YOUNG LLP
Philadelphia, Pennsylvania
November 10, 2000






                                            TURNER FUNDS 2000 ANNUAL REPORT | 71

--------------------------------------------------------------------------------
                             NOTICE TO SHAREHOLDERS
                                       OF
                                  TURNER FUNDS
                                   (UNAUDITED)

For shareholders that do not have a September 30, 2000 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2000, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 2000, each portfolio is designating the following items with regard to distributions paid during the year.

                                                 LONG TERM
                                                 (20% RATE)        ORDINARY
                                                CAPITAL GAIN        INCOME       TAX EXEMPT        TOTAL        QUALIFYING
             FUND                               DISTRIBUTIONS    DISTRIBUTIONS    INTEREST     DISTRIBUTIONS   DIVIDENDS (1)
            ------                              -------------    -------------   ----------    -------------   -------------
Turner Midcap Growth Fund ......................     3.04%           96.96%         0.00%          100.00%         1.01%
Turner Small Cap Growth Fund ...................    34.15%           65.85%         0.00%          100.00%         0.81%
Turner Micro Cap Growth Fund ...................     0.00%          100.00%         0.00%          100.00%         0.70%
Turner Top 20 Fund .............................     0.00%          100.00%         0.00%          100.00%         0.18%
Turner Technology Fund .........................     0.00%          100.00%         0.00%          100.00%         0.04%
Turner B2B E-Commerce Fund .....................     0.00%            0.00%         0.00%            0.00%         0.00%
Turner Wireless & Communications Fund ..........     0.00%            0.00%         0.00%            0.00%         0.00%
Turner Global Top 40 Fund ......................     0.00%            0.00%         0.00%            0.00%         0.00%
Turner Select Growth Equity Fund ...............     0.00%            0.00%         0.00%            0.00%         0.00%
Turner Short Duration Government
   Funds-One Year Portfolio ....................     0.00%          100.00%         0.00%          100.00%         0.00%
Turner Short Duration Government
   Funds-Three Year Portfolio ..................     0.00%          100.00%         0.00%            0.00%         0.00%
Turner Core High Quality
   Fixed Income Fund ...........................     0.00%          100.00%         0.00%          100.00%         0.00%


(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".


72  | TURNER FUNDS 2000 ANNUAL REPORT

NOTES
--------------------------------------------------------------------------------




                                            TURNER FUNDS 2000 ANNUAL REPORT | 73

NOTES
--------------------------------------------------------------------------------




74  | TURNER FUNDS 2000 ANNUAL REPORT

NOTES
--------------------------------------------------------------------------------



                                            TURNER FUNDS 2000 ANNUAL REPORT | 75

--------------------------------------------------------------------------------


Turner Funds, Portfolios of the TIP Funds


TIP FUNDS TRUSTEES

RICHARD A. HOCKER
Chief Investment Officer and Senior Vice President
Penn Capital Management Co., Inc.

MICHAEL E. JONES
Senior Vice President, Investment Adviser, and Portfolio Manager
Clover Capital Management, Inc.

ALFRED C. SALVATO
Treasurer
Thomas Jefferson University Health Care Pension Fund

JANET F. SANSONE
Retired, Corporate Vice President, Human Resources
Frontier Corporation

ROBERT E. TURNER
Chairman and Chief Investment Officer
Turner Investment Partners, Inc.

DR. JOHN T. WHOLIHAN
Professor and Dean, College of Business
Loyola Marymount University


INVESTMENT ADVISER
TURNER INVESTMENT PARTNERS, INC.
Berwyn, Pennsylvania

DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, Pennsylvania

ADMINISTRATOR
SEI INVESTMENTS MUTUAL FUNDS SERVICES
Oaks, Pennsylvania

LEGAL COUNSEL
MORGAN, LEWIS & BOCKIUS LLP
Philadelphia, Pennsylvania

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
Philadelphia, Pennsylvania

THIS REPORT WAS PREPARED FOR SHAREHOLDERS OF THE TURNER FUNDS, PORTFOLIOS OF THE TIP FUNDS. IT MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A TURNER FUNDS' PROSPECTUS, WHICH CONTAINS DETAILED INFORMATION. ALL TURNER FUNDS ARE OFFERED BY PROSPECTUS ONLY.

                                  [BLANK PAGE]

                                            [TURNER LOGO OMITTED]

                                            ------------------------------------
                                            TURNER FUNDS
                                            1235 Westlakes Drive
                                            Berwyn, Pennsylvania 19312
                                            Telephone: 1-800-224-6312
                                            Email:#mutualfunds@turner-invest.com
                                            Web Site:www.turner-invest.com


TUR-F-026-05